Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission. [**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. Execution Version 4909-8326-7220.v4 AMENDMENT NO. 3 to CREDIT AGREEMENT Dated as of March 27, 2026 This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Third Amendment”), is entered into as of March 27, 2026, by and among WILLIS LEASE FINANCE CORPORATION, a Delaware corporation (“Borrower”), the GUARANTORS party hereto, the LENDERS party hereto and BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). RECITALS A. Borrower, the Guarantors, the Administrative Agent and certain financial institutions and other persons from time to time party thereto (collectively, the “Lenders”), have entered into that certain Credit Agreement dated as of October 31, 2024 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of May 7, 2025 and Amendment No. 2 to Credit Agreement, dated as of February 19, 2026, by and among the Borrower, the guarantors party thereto and the Administrative Agent (acting at the direction of the Required Lenders) and as may be further amended, restated, supplemented or otherwise modified, the “Existing Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Amended Credit Agreement (as defined below)). B. Pursuant to Section 11.01, the Borrower has requested that certain amendments to the Existing Credit Agreement set forth below (as so amended, the “Amended Credit Agreement”). C. Subject to and on the terms and conditions provided herein, the Borrower wishes to incur new Revolving Commitments on the Amendment No. 3 Effective Date (as defined below) such that the total aggregate amount of Revolving Commitments as of the Amendment No. 3 Effective Date is equal to $1,750,000,000.00, as further specified on Schedule 1 hereto. D. Each Lender is willing to provide its Revolving Commitment in the total amount set forth opposite its name on Schedule 1 hereto, subject to and on the terms and conditions set forth herein. E. The Borrower, the Lenders and the Administrative Agent have agreed, subject to the terms and conditions set forth below, to amend the Existing Credit Agreement. NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree and covenant as follows: AGREEMENT 1. Reaffirmation of the Obligations and Guaranties. Subject to any limitation set forth in any Loan Document, each Loan Party and Owner Trustee party hereto hereby (a) ratifies and reaffirms all of its payment and performance obligations (including, as to any Guarantor or Owner Trustee, its Guaranteed Obligations (as defined in the Amended Credit Agreement and the applicable Owner Trustee Guaranty,

2 [**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 4909-8326-7220.v4 respectively), contingent or otherwise, under each of the Loan Documents to which it is a party and (b) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Collateral Documents to which it is a party and confirms that such liens and security interests continue to secure the Obligations under such Loan Documents, in each case subject to the terms thereof. 2. Amendments to Existing Credit Agreement. Effective as of the Amendment No. 3 Effective Date, (i) the Existing Credit Agreement (including the Schedules and Exhibit N thereto but excluding the other Exhibits thereto) is hereby amended to read in its entirety as set forth on Exhibit A hereto and (ii) Exhibit N of the Existing Credit Agreement is hereby amended to read in its entirety as set forth on Exhibit B hereto. 3. Titles and Roles. The parties hereto agree that, as of the Amendment No.3 Effective Date (as defined below) and in connection with this Third Amendment, (a) BofA Securities, Inc. shall be designated as, and perform the roles associated with, a joint lead arranger and joint bookrunner (the “Lead Arranger”), (b) each of MUFG Bank, Ltd., BNP Paribas, Credit Agricole Corporate and Investment Bank, PNC Capital Markets LLC, and Wells Fargo Bank, N.A. shall be designated as, and perform the roles associated with, a joint lead arranger and joint bookrunner and (c) each of BMO Bank N.A., Deutsche Bank AG, New York Branch, First-Citizens Bank & Trust Company, The Huntington National Bank, U.S. Bank National Association and City National Bank shall be designated as, and perform the roles associated with, a Co-Documentation Agent. 4. Conditions. This Third Amendment shall become effective as of the first date on which each of the following conditions shall have been satisfied (such date, the “Amendment No.3 Effective Date”): 4.1 The Administrative Agent shall have received counterparts of this Third Amendment duly executed by counterparts of this Third Amendment, executed by an Authorized Signatory of each Loan Party and a duly authorized officer of each Lender. 4.2 The Administrative Agent shall have received at least one (1) business day written notice prior to the Amendment No.3 Effective Date. 4.3 The Administrative Agent shall have received: 4.3.1 an Officer’s Certificate dated the Amendment No.3 Effective Date, certifying (i) the truth in all material respects of the representations and warranties set forth in Section 5 of this Third Amendment and (ii) as to the Organization Documents of each Loan Party (which, other than in relation to a Loan Party incorporated in England or Wales, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), the resolutions of the governing body of each Loan Party, the good standing, existence or its equivalent of each Loan Party (other than in relation to a Loan Party incorporated in England or Wales) and of the incumbency (including specimen signatures) of, with respect to the Borrower, the Authorized Signatories and, with respect to each Loan Party, its duly authorized officers; 4.3.2 an opinion or opinions of counsel for the Loan Parties (which may include an opinion of internal counsel with respect to corporate matters), dated the Amendment No.3 Effective Date and addressed to the Administrative Agent and the Lenders, in form and substance acceptable to the Administrative Agent; 4.3.3 a Borrowing Base Certificate dated as of the Amendment No.3 Effective Date; and

3 [**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 4909-8326-7220.v4 4.3.4 on or prior to the Amendment No.3 Effective Date, the Compliance Certificate signed by an Authorized Signatory of the Borrower required to be pursuant to Section 6.02(a) of the Credit Agreement in connection with the delivery of audited Consolidated Financial Statements of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2025. 4.4 The Administrative Agent shall have received all expenses owed to itself, and each Lender pursuant to Section 11.04 of the Existing Credit Agreement and all accrued and unpaid fees, owing and payable under the Existing Credit Agreement. 4.5 The Lead Arranger shall have received all fees owed to the Lead Arranger and any Lender in connection with this Third Amendment pursuant to the Fee Letter. 4.6 No circumstance or event shall have occurred which constitutes or would constitute a Material Adverse Effect under the Amended Credit Agreement. 4.7 Upon the reasonable request of any Lender, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the Patriot Act, and any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party. 4.8 No Default has occurred and is continuing. Without limiting the generality of the provisions of Section 9.03(c) of the Amended Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Third Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Amendment No.3 Effective Date specifying its objection thereto. The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No.3 Effective Date, and such notice shall be conclusive and binding. 5. Representations and Warranties. Borrower or the Loan Parties, as applicable, represent and warrant, for the benefit of the Lenders and the Administrative Agent, as follows: 5.1 Each Loan Party has all requisite power and authority under applicable law and under its certificate of incorporation and bylaws to execute, deliver and perform this Third Amendment, and to perform the Loan Documents as amended hereby; 5.2 all actions, waivers and consents (corporate, regulatory and otherwise) necessary or appropriate for the Loan Parties to execute, deliver and perform this Third Amendment have been taken and/or received; 5.3 this Third Amendment constitutes the legal, valid and binding obligation of the Loan Parties enforceable against them in accordance with the terms hereof (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, whether enforcement is sought by proceedings in equity or at law);

4 [**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 4909-8326-7220.v4 5.4 the execution, delivery and performance of this Third Amendment will not (a) violate or contravene any material requirement of Applicable Law, (b) result in any material breach or violation of, or constitute a material default under, any agreement or instrument by which a Loan Party or any of its property may be bound; 5.5 the representations and warranties contained in the Amended Credit Agreement are true and correct in all material respects on and as of the date of this Third Amendment, before and after giving effect to the same, as though made on and as of such date (other than any such representations or warranties that, by their terms are specifically made as of a date other than the date hereof); and 5.6 no Default has occurred and is continuing. 6. Reference to and Effect on the Credit Agreement and the Other Loan Documents. 6.1 Upon the effectiveness of this Third Amendment, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import, shall mean and be a reference to the Amended Credit Agreement, as amended hereby. 6.2 Except as specifically amended herein, the Amended Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby reaffirmed, ratified and confirmed in all respects. 6.3 The execution, delivery and effectiveness of this Third Amendment is limited to the matters specified herein and shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Amended Credit Agreement or any other Loan Document or constitute a modification, acceptance, or waiver of any other provision of the Amended Credit Agreement or any other Loan Document, except as specifically set forth herein. 6.4 Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, on and as of the Amendment No. 3 Effective Date, each Lender agrees that, each other Lender with a Revolving Commitment set forth under the heading “Total Revolving Commitments” opposite its name on Schedule 1 hereto shall be entitled to all the rights of, and be bound by all of the obligations of, a “Lender” with Revolving Commitments under the Amended Credit Agreement and the other Loan Documents. 7. Payment of Expenses. Borrower shall pay the fees and expenses set forth in Sections 4.4 and 4.5 of this Third Amendment. 8. Governing Law. THIS THIRD AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS THIRD AMENDMENT AN THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. 9. No Impairment; No Novation. Except as specifically hereby amended, the Loan Documents shall each remain unaffected by this Third Amendment and all Loan Documents shall remain in full force and effect.

5 [**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 4909-8326-7220.v4 10. Loan Document. This Third Amendment shall constitute a Loan Document under and as defined in the Amended Credit Agreement and shall be construed and administered in accordance with all of the terms and provisions of the Amended Credit Agreement. 11. Miscellaneous. 11.1 The provisions set forth in Sections 11.03, 11.04, 11.07, 11.10, 11.12, 11.14, 11.15, 11.18 and 11.19 of the Amended Credit Agreement are hereby incorporated mutatis mutandis herein by reference thereto as fully and to the same extent as if set forth herein. 11.2 The parties hereto hereby agree that the Borrower and the Administrative Agent shall be permitted to effect such assignments, prepayments, borrowings, reallocations and restatements as are necessary to effect the transactions contemplated by this Third Amendment. [Signature Pages Follow]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. [SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT] 4909-8326-7220.v4 IN WITNESS WHEREOF, the parties have agreed to the foregoing as of the date first set forth above. BORROWER: WILLIS LEASE FINANCE CORPORATION, a Delaware corporation By: Name: Title: /s/ Z. Clifton Dameron IV Z. Clifton Dameron IV Senior Vice President, General Counsel and Corporate Secretary

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. [SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT] 4909-8326-7220.v4 GUARANTORS: WILLIS AERONAUTICAL SERVICES, INC., a Delaware corporation By: Name: Title: COCONUT CREEK AVIATION ASSETS LLC, a Delaware limited liability company By: WILLIS LEASE FINANCE CORPORATION, a Delaware corporation Its sole member By: Name: Title: WILLIS LEASE MARINE LLC, a Cayman Islands limited liability company By: WILLIS LEASE FINANCE CORPORATION, a Delaware corporation Its sole manager By: Name: Title: WILLIS ENGINE REPAIR CENTRE (UK) LIMITED, an English private company limited by shares By: Name: Title: WILLIS AVIATION SERVICES LIMITED, an English private company limited by shares By: Name: Title: /s/ Z. Clifton Dameron IV Z. Clifton Dameron IV Senior Vice President, General Counsel and Secretary /s/ Z. Clifton Dameron IV Z. Clifton Dameron IV Senior Vice President, General Counsel and Corporate Secretary /s/ Z. Clifton Dameron IV Z. Clifton Dameron IV Senior Vice President, General Counsel and Corporate Secretary /s/ Caroline Vandedrinck Caroline Vandedrinck Director /s/ Caroline Vandedrinck Caroline Vandedrinck Director

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. [SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT] 4909-8326-7220.v4 The undersigned hereby consents to the terms and provisions of this Third Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Administrative Agent, as of the date first set forth above. WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION, not individually but solely as Owner Trustee under the Trust Agreements to which it is a party By: Name: Title: /s/ Erika Mullen Erika Mullen Vice President

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. [SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT] 4909-8326-7220.v4 The undersigned hereby consents to the terms and provisions of this Third Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Agent, as of the date first set forth above. U.S. BANK NATIONAL ASSOCIATION, not individually but solely as Owner Trustee under the Trust Agreements to which it is a party By: Name: Title: /s/ Juan S. Hernandez Juan S. Hernandez Vice President

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. [SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT] 4909-8326-7220.v4 The undersigned hereby consents to the terms and provisions of this Third Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Agent, as of the date first set forth above. BANK OF UTAH, not individually but solely as Owner Trustee under the Trust Agreements to which it is a party By: Name: Title: /s/ Joseph H. Pugsley Joseph H. Pugsley Vice President

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. [SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT] 4909-8326-7220.v4 ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as the Administrative Agent By: Name: Title: /s/ Gerund Diamond Gerund Diamond Vice President

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 4909-8326-7220.v4 LENDERS: BANK OF AMERICA, N.A., as a Lender By: Name: Title: /s/ Jason Eshler Jason Eshler SVP

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. [SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT] 4909-8326-7220.v4 MUFG BANK, LTD., as a Lender By: Name: Title: /s/ Benoist de Vimal Benoist de Vimal Managing Director

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. [SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT] 4909-8326-7220.v4 BNP PARIBAS, as a Lender By: Name: Title: By: Name: Title: /s/ Timothy McNally Timothy McNally Director /s/ Bradley Goodenough Bradley Goodenough Vice President

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. [SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT] 4909-8326-7220.v4 CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender By: Name: Title: By: Name: Title: /s/ Thomas Jean Thomas Jean Managing Director /s/ Cecilia Park Cecilia Park Managing Director

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. [SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT] 4909-8326-7220.v4 PNC BANK, NATIONAL ASSOCIATION, as a Lender By: Name: Title: /s/ Madelynn Hilaski Madelynn Hilaski Assistant Vice President

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. [SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT] 4909-8326-7220.v4 WELLS FARGO BANK, N.A., as a Lender By: Name: Title: /s/ Christopher Harbutt Christopher Harbutt Executive Director

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. [SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT] 4909-8326-7220.v4 BMO BANK N.A., as a Lender By: Name: Title: /s/ Guadalupe Marquez Guadalupe Marquez Managing Director

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. [SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT] 4909-8326-7220.v4 DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender By: Name: Title: By: Name: Title: /s/ Robert Sheldon Robert Sheldon Managing Director /s/ Ian Flood Ian Flood Director

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. [SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT] 4909-8326-7220.v4 FIRST-CITIZENS BANK & TRUST COMPANY, as a Lender By: Name: Title: /s/ Brian Miner Brian Miner Managing Director

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. [SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT] 4909-8326-7220.v4 THE HUNTINGTON NATIONAL BANK, as a Lender By: Name: Title: /s/ Michael J. Labrum Michael J. Labrum Managing Director

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. [SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT] 4909-8326-7220.v4 U.S. BANK NATIONAL ASSOCIATION, as a Lender By: Name: Title: /s/ Michael J. Carll Michael J. Carll Vice President

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. [SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT] 4909-8326-7220.v4 CITY NATIONAL BANK, as a Lender By: Name: Title: /s/ Stephanie Nausha Stephanie Nausha Vice President

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. [SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT] 4909-8326-7220.v4 BANKUNITED, N.A., as a Lender By: Name: Title: /s/ Max Mortellaro Max Mortellaro SVP

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 4909-8326-7220.v4 Schedule 1 Revolving Commitments and Applicable Percentages Lender Total Revolving Commitments Percentage of Total Revolving Commitment Bank of America, N.A. $300,000,000.00 17.14% MUFG Bank, Ltd. $255,000,000.00 14.57% BNP Paribas $160,000,000.00 9.14% Credit Agricole Corporate and Investment Bank $160,000,000.00 9.14% PNC Bank, National Association $160,000,000.00 9.14% Wells Fargo Bank, N.A. $160,000,000.00 9.14% BMO Bank N.A. $90,000,000.00 5.14% Deutsche Bank AG, New York Branch $90,000,000.00 5.14% First-Citizens Bank & Trust Company $90,000,000.00 5.14% The Huntington National Bank $90,000,000.00 5.14% U.S. Bank National Association $90,000,000.00 5.14% City National Bank $75,000,000.00 4.29% BankUnited, N.A. $30,000,000.00 1.71% Total: $1,750,000,000.00 100%

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 4909-8326-7220.v4 EXHIBIT A [See attached.]

Execution Version EXHIBIT A TO AMENDMENT NO. 3 Deal #: 97064HAA9 Revolver #: 97064HAB7 [**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. CREDIT AGREEMENT Dated as of October 31, 2024 among WILLIS LEASE FINANCE CORPORATION as the Borrower, CERTAIN SUBSIDIARIES OF THE BORROWER FROM TIME TO TIME PARTY HERETO, as the Guarantors, BANK OF AMERICA, N.A., as the Administrative Agent, and THE LENDERS PARTY HERETO BOFA SECURITIES, INC., as Joint Bookrunner and Joint Lead Arranger, MUFG BANK, LTD., as Joint Bookrunner and Joint Lead Arranger, BNP PARIBAS, as Joint Bookrunner and Joint Lead Arranger, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Joint Bookrunner and Joint Lead Arranger, PNC CAPITAL MARKETS LLC, as Joint Bookrunner and Joint Lead Arranger, WELLS FARGO BANK, N.A., as Joint Bookrunner and Joint Lead Arranger, BMO BANK N.A., as Co-Documentation Agent, DEUTSCHE BANK AG, NEW YORK BRANCH, as Co-Documentation Agent, FIRST-CITIZENS BANK & TRUST COMPANY, as Co-Documentation Agent, THE HUNTINGTON NATIONAL BANK, as Co-Documentation Agent, U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agent, and

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. CITY NATIONAL BANK, as Co-Documentation Agent

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. i TABLE OF CONTENTS Page ARTICLE I DEFINITIONS AND ACCOUNTING TERMS ...................................................................... 1 1.01 Defined Terms. .................................................................................................................. 1 1.02 Other Interpretive Provisions. ....................................................................................... 56 1.03 Accounting Terms; Changes in GAAP; Pro Forma Treatment. ................................ 57 1.04 Rounding.......................................................................................................................... 57 1.05 Times of Day. ................................................................................................................... 57 1.06 Letter of Credit Amounts. .............................................................................................. 57 1.07 Interest Rates. .................................................................................................................. 58 1.08 UCC Terms. ..................................................................................................................... 58 1.09 Limited Condition Transaction. .................................................................................... 58 ARTICLE II COMMITMENTS AND CREDIT EXTENSIONS .............................................................. 59 2.01 Loans. ............................................................................................................................... 59 2.02 Borrowings, Conversions and Continuations of Loans. .............................................. 59 2.03 Letters of Credit. ............................................................................................................. 61 2.04 Swingline Loans. ............................................................................................................. 70 2.05 Prepayments. ................................................................................................................... 73 2.06 Termination or Reduction of Commitments. ............................................................... 74 2.07 Repayment of Loans. ...................................................................................................... 75 2.08 Interest and Default Rate. .............................................................................................. 75 2.09 Fees. .................................................................................................................................. 75 2.10 Computation of Interest and Fees. ................................................................................ 76 2.11 Evidence of Debt. ............................................................................................................ 76 2.12 Payments Generally; the Administrative Agent’s Clawback...................................... 77 2.13 Sharing of Payments by Lenders. .................................................................................. 79 2.14 Cash Collateral. ............................................................................................................... 80 2.15 Defaulting Lenders. ........................................................................................................ 81 2.16 Increase in Facility. ......................................................................................................... 83 ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY ....................................................... 84 3.01 Taxes. ............................................................................................................................... 84 3.02 Illegality. .......................................................................................................................... 88 3.03 Inability to Determine Rates. ......................................................................................... 89 3.04 Increased Costs. .............................................................................................................. 91 3.05 Compensation for Losses. ............................................................................................... 92 3.06 Mitigation Obligations; Replacement of Lenders. ....................................................... 93 3.07 Survival. ........................................................................................................................... 93 ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS .............................................. 93 4.01 Conditions of the Closing Date and the Initial Credit Extension. .............................. 93 4.02 Conditions to all Credit Extensions. .............................................................................. 96 4.03 Conditions to Borrowing Base Inclusion. ..................................................................... 97 ARTICLE V REPRESENTATIONS AND WARRANTIES ................................................................... 103 5.01 Existence, Qualification and Power. ............................................................................ 103 5.02 Authorization; No Contravention. .............................................................................. 103 5.03 Governmental Authorization; Other Consents. ......................................................... 103 5.04 Binding Effect. ............................................................................................................... 104

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 5.05 Financial Statements; No Material Adverse Effect. .................................................. 104 5.06 Litigation........................................................................................................................ 104 5.07 No Default. ..................................................................................................................... 104 5.08 Ownership of Property. ................................................................................................ 104 5.09 Environmental Matters. ............................................................................................... 105 5.10 Insurance. ...................................................................................................................... 105 5.11 Taxes. ............................................................................................................................. 105 5.12 ERISA Compliance. ...................................................................................................... 105 5.13 Margin Regulations; Investment Company Act. ....................................................... 106 5.14 Disclosure. ...................................................................................................................... 106 5.15 Compliance with Laws. ................................................................................................ 107 5.16 Solvency. ........................................................................................................................ 107 5.17 Casualty, Etc. ................................................................................................................. 107 5.18 Sanctions Concerns and Anti-Corruption Laws. ....................................................... 107 5.19 Subsidiaries; Equity Interests; Loan Parties. ............................................................. 107 5.20 Collateral Representations. .......................................................................................... 108 5.21 Affected Financial Institutions. .................................................................................... 108 5.22 Covered Entities. ........................................................................................................... 109 5.23 Beneficial Ownership Certification. ............................................................................ 109 5.24 Regulation H. ................................................................................................................. 109 5.25 Leases, Engines and Equipment .................................................................................. 109 5.26 Cape Town Convention ................................................................................................ 110 5.27 Depreciation Policies ..................................................................................................... 110 5.28 Outstanding Preferred Stock ....................................................................................... 110 5.29 Eligible Engines and Equipment ................................................................................. 110 5.30 Preservation of International Interests ....................................................................... 110 ARTICLE VI AFFIRMATIVE COVENANTS ....................................................................................... 110 6.01 Financial Statements. .................................................................................................... 110 6.02 Certificates; Certain Other Information. ................................................................... 111 6.03 Notices and Information. .............................................................................................. 113 6.04 Payment of Obligations. ............................................................................................... 114 6.05 Preservation of Existence, Etc. .................................................................................... 114 6.06 Maintenance of Properties ........................................................................................... 114 6.07 Maintenance of Insurance. ........................................................................................... 115 6.08 Compliance with Laws. ................................................................................................ 116 6.09 Books and Records. ....................................................................................................... 116 6.10 Inspection Rights. .......................................................................................................... 116 6.11 Use of Proceeds. ............................................................................................................. 116 6.12 Appraisals. ..................................................................................................................... 117 6.13 Joinder of Loan Parties. ............................................................................................... 117 6.14 Anti-Corruption Laws; Sanctions. .............................................................................. 118 6.15 Further Assurances. ...................................................................................................... 118 6.16 Maintenance of WEST, the Administrative Agent Agreements and the WEST Servicing Agreements....................................................................................... 118 6.17 Maintenance of Current Depreciation Policies. ......................................................... 118 6.18 Addition of Collateral; Certain Collateral Matters. .................................................. 118 6.19 International Registry .................................................................................................. 119 ARTICLE VII NEGATIVE COVENANTS ............................................................................................. 119 7.01 Liens. .............................................................................................................................. 120 7.02 Indebtedness. ................................................................................................................. 120

7.03	**Investments.**	**121**
7.04	**Mergers**	**122**
7.05	**Restricted Payments.**	**123**
7.06	**Change in Nature of Business.**	**123**
7.07	**No Adverse Selection.**	**123**
7.08	**Transactions with Affiliates.**	**123**
7.09	**Specified Real Property Double Negative Pledge Covenant.**	**124**
7.10	**Use of Proceeds**	**124**
7.11	**Financial Covenants.**	**124**
7.12	**Amendments of Organization Documents.**	**125**
7.13	**Sale and Leaseback Transactions.**	**125**
7.14	**Preferred Stock.**	**125**
7.15	**Payment of Subordinated Obligations.**	**125**
7.16	**Cancellation or Amendment, Etc. of Indebtedness.**	**125**
7.17	**Sanctions.**	**125**
7.18	**Anti-Corruption Laws.**	**126**
7.19	**No Liens on WEST Subsidiaries**	**126**
7.20	**Subordination of Fees**	**126**
7.21	**Maintenance of the Borrowing Base**	**126**
ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES		126
8.01	**Events of Default.**	**126**
8.02	**Remedies upon Event of Default.**	**129**
8.03	**Application of Funds.**	**129**
ARTICLE IX THE ADMINISTRATIVE AGENT		131
9.01	**Appointment and Authority**	**131**
9.02	**Rights as a Lender.**	**131**
9.03	**Exculpatory Provisions**	**132**
9.04	**Reliance by the Administrative Agent.**	**133**
9.05	**Delegation of Duties.**	**133**
9.06	**Resignation of Administrative Agent.**	**133**
9.07	**Non-Reliance on the Administrative Agent, the Arranger and the Other Lenders.**	**134**
9.08	**No Other Duties, Etc.**	**135**
9.09	**The Administrative Agent May File Proofs of Claim; Credit Bidding.**	**135**
9.10	**Collateral and Guaranty Matters.**	**137**
9.11	**Secured Hedge Agreements.**	**137**
9.12	**Certain ERISA Matters**	**138**
9.13	**Recovery of Erroneous Payments**	**139**
ARTICLE X CONTINUING GUARANTY		139
10.01	**Guaranty.**	**139**
10.02	**Rights of Lenders.**	**140**
10.03	**Certain Waivers.**	**140**
10.04	**Obligations Independent.**	**140**
10.05	**Subrogation.**	**140**
10.06	**Termination; Reinstatement.**	**141**
10.07	**Stay of Acceleration.**	**141**
10.08	**Condition of the Borrower.**	**141**
10.09	**Appointment of the Borrower**	**141**
10.10	**Right of Contribution.**	**142**

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 10.11 Keepwell. ........................................................................................................................ 142 10.12 Limitation of Guaranty. ............................................................................................... 142 ARTICLE XI MISCELLANEOUS .......................................................................................................... 142 11.01 Amendments, Etc. ......................................................................................................... 142 11.02 Notices; Effectiveness; Electronic Communications. ................................................. 145 11.03 No Waiver; Cumulative Remedies; Enforcement. ..................................................... 147 11.04 Expenses; Indemnity; Damage Waiver. ...................................................................... 147 11.05 Payments Set Aside. ...................................................................................................... 150 11.06 Successors and Assigns. ................................................................................................ 150 11.07 Treatment of Certain Information; Confidentiality. ................................................. 155 11.08 Right of Setoff. ............................................................................................................... 156 11.09 Interest Rate Limitation. .............................................................................................. 157 11.10 Integration; Effectiveness. ............................................................................................ 157 11.11 Survival of Representations and Warranties. ............................................................ 157 11.12 Severability. ................................................................................................................... 157 11.13 Replacement of Lenders. .............................................................................................. 158 11.14 Governing Law; Jurisdiction; Etc. .............................................................................. 159 11.15 Waiver of Jury Trial. .................................................................................................... 160 11.16 Subordination. ............................................................................................................... 160 11.17 No Advisory or Fiduciary Responsibility. .................................................................. 161 11.18 Electronic Execution; Electronic Records; Counterparts. ........................................ 161 11.19 USA Patriot Act Notice. ................................................................................................ 162 11.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. .................................................................................................................... 163 11.21 Acknowledgement Regarding Any Supported QFCs. ............................................... 163

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. THE BORROWER PREPARED SCHEDULES Schedule 1.01(c) Competitors Schedule 5.09 Environmental Matters Schedule 5.12 Pension Plans Schedule 5.19(a) Subsidiaries, Joint Ventures, Partnerships and Other Equity Investments Schedule 5.19(b) Loan Parties Schedule 5.20(b) Pledged Equity Schedule 5.20(c) Specified Real Properties Schedule 5.27 Depreciation Policies Schedule 5.29 Eligible Engines and Equipment Schedule 7.01 Existing Liens Schedule 7.02 Existing Indebtedness and Guaranteed Indebtedness Schedule 7.03 Existing Investments THE ADMINISTRATIVE AGENT PREPARED SCHEDULES Schedule 1.01(a) Certain Addresses for Notices Schedule 1.01(b) Initial Commitments and Applicable Percentages Schedule 2.01 Swingline Commitments Schedule 2.03 Letter of Credit Commitments EXHIBITS Exhibit A Form of Administrative Questionnaire Exhibit B Form of Assignment and Assumption Exhibit C Form of Compliance Certificate Exhibit D Form of Joinder Agreement Exhibit E-1 Form of Loan Notice Exhibit E-2 Form of Swingline Loan Notice Exhibit F Form of Master Mortgage and Security Agreement Exhibit G Form of Master Beneficial Interest Pledge Agreement Exhibit H Form of Master Owner Trustee Mortgage and Security Agreement Exhibit I Form of Leasing Subsidiary Security Agreement Exhibit J Form of Master Owner Trustee Guaranty Exhibit K Forms of Trust Agreement Exhibit L Form of Officer’s Certificate Exhibit M Form of Placard Exhibit N Form of Borrowing Base Certificate Exhibit O Forms of US Tax Compliance Certificates Exhibit P Form of Revolving Note Exhibit Q Form of Secured Party Designation Notice Exhibit R Form of Solvency Certificate Exhibit S Form of Authorization to Share Insurance Information Exhibit T Form of Notice of Loan Prepayment Exhibit U Form of Funding Indemnity Letter Exhibit V Form of Notice of Additional L/C Issuer

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. CREDIT AGREEMENT This CREDIT AGREEMENT is entered into as of October 31, 2024, among WILLIS LEASE FINANCE CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors (defined herein), the Lenders (defined herein), BANK OF AMERICA, N.A., as the Administrative Agent, the Collateral Agent, the Swingline Lender and an L/C Issuer, and the other L/C Issuers (each as defined herein), from time to time party hereto. PRELIMINARY STATEMENTS: WHEREAS, the Borrower is in the business of purchasing and leasing aircraft and aircraft engines and other related equipment, and has requested that Lenders, the Swing Line Lender and the L/C Issuers provide the Borrower with a revolving line of credit in an amount equal to the Revolving Commitment to be used by the Borrower for, among other things, refinancing the loans outstanding under the Existing Credit Agreement, paying fees and expenses in connection with the refinancing of the Existing Credit Agreement and in connection with this Agreement and for its general corporate purposes, including purchase, refinancing or financing aircraft and airplane engines and other related equipment. WHEREAS, the Lenders are willing to extend such a revolving line of credit and make such loans and other financial accommodations available to the Borrower, subject to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “ABS Financing” means, with respect to any Person, any financing transaction or series of financing transactions pursuant to which such Person or any Subsidiary of such Person may sell, convey or otherwise transfer, or grant a security interest in assets, including accounts, payments, receivables, rights to future lease payments or residuals or similar rights to payment relating to such assets to a special purpose Subsidiary or Affiliate of such Person in which such Subsidiary or Affiliate incurs Non-Recourse Debt secured by such assets; provided that the sale, conveyance or transfer or grant of a security interest in assets that are not of a type permitted to be included in the Borrowing Base shall not constitute an ABS Financing. “Acceptable Airframe Class” means an aircraft or Airframe that is compatible with at least one type of any of the following types of engines: (i) Stage III compliant jet propulsion engines manufactured by an Acceptable Engine Manufacturer or (ii) auxiliary power units or Regional Engines. “Acceptable Engine Manufacturer” means any of General Electric Company, Safran (formerly, Snecma), CFM International, Pratt & Whitney, Rolls-Royce, International Aero Engines and any other aircraft engine manufacturer approved by the Administrative Agent in the exercise of its reasonable discretion.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 2 “Acceptable Generator Manufacturer” means any of GE Vernova, Siemens, Rolls-Royce, Mitsubishi Power, Pratt & Whitney or Zorya-Mashproekt. “Acceptable Lien” means a Lien that is in favor of the Collateral Agent which such use of such Lien will be subject to the Collateral Agent’s sole discretion. “Acquisition” means the acquisition by any Person, in a single transaction or in a series of related transactions, of either (x) all or any substantial portion of the property of, or a line of business, division or operating group of, another Person or (y) at least a majority of the Voting Stock of another Person, in each case whether or not involving a merger or consolidation with such other Person. “Additional Secured Obligations” means (a) all obligations arising under Secured Hedge Agreements and (b) all costs and expenses incurred in connection with enforcement and collection of the foregoing, including the fees, charges and disbursements of counsel, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, expenses and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, expenses and fees are allowed claims in such proceeding; provided that Additional Secured Obligations of a Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor. “Adjusted Base Value” means, with respect to an Engine, such Engine’s Base Value, adjusted for the actual maintenance status of such Engine, but without regard to any Lease, Maintenance Reserve Payments, Security Deposits or other related assets. “Administrative Agent” means Bank of America in its capacity as the Administrative Agent or “Collateral Agent”, as the context may require, under any of the Loan Documents, or any successor Administrative Agent or Collateral Agent, as applicable. “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 1.01(a), or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in substantially the form of Exhibit A or any other form approved by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, another Person that, directly or indirectly, Controls, or is Controlled by or is under common Control with such other Person. For the purpose of this definition, “Control” or “Controlled” means the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, “Affiliate” shall not include Carbon Shift LLC, WMES or CWEL. “Agent” means the Administrative Agent and/or the Collateral Agent, as applicable, and “Agents” means, collectively, the Administrative Agent and the Collateral Agent. “Aggregate Commitments” means the Commitments of all the Lenders.

"*Agreement*" means this Credit Agreement, including all schedules, exhibits and annexes hereto.

"*Airframe*" means the remaining parts of an aircraft, less its Engines.

"*Amendment No. 3 Effective Date*" means March 27, 2026.

"*Applicable Law*" means, as to any Person, all applicable Laws binding upon such Person or to which such a Person is subject.

"*Applicable Percentage*" means, with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Facility represented by such Lender's Revolving Commitment at such time, subject to adjustment as provided in Section 2.15(a). If the Commitment of all of the Lenders to make Revolving Loans and the obligation of the L/C Issuers to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Revolving Commitments have expired, then the Applicable Percentage of each Lender in respect of the Facility shall be determined based on the Applicable Percentage of such Lender in respect of the Facility most recently in effect, giving effect to any subsequent assignments and to any Lender's status as a Defaulting Lender at the time of determination. The Applicable Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on Schedule 1.01(b) or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto or in any documentation executed by such Lender pursuant to Section 2.16, as applicable.

"*Applicable Rate*" means, for any day, the rate per annum set forth below opposite the applicable Level then in effect (based on the Leverage Ratio), it being understood that the Applicable Rate for (a) Revolving Loans that are Base Rate Loans shall be the percentage set forth under the column "Base Rate", (b) Revolving Loans that are Term SOFR Loans shall be the percentage set forth under the column "Term SOFR & Letter of Credit Fee" and (c) the Letter of Credit Fee shall be the percentage set forth under the column "Term SOFR & Letter of Credit Fee" and (d) the Applicable Unused Line Fee Percentage shall be the percentage set forth under the column "Applicable Unused Line Fee Percentage".

Applicable Rate				
Pricing Level	Leverage Ratio	Term SOFR & Letter of Credit Fee	Base Rate	Applicable Unused Line Fee Percentage
1	≥ 4.25x	2.375%	1.375%	0.400%
2	≥ 3.75x and < 4.25x	2.125%	1.125%	0.350%
3	≥ 3.00x and < 3.75x	1.875%	0.875%	0.300%
4	≥ 2.50x and < 3.00x	1.625%	0.625%	0.250%
5	< 2.50x	1.375%	0.375%	0.200%

Any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); *provided*, *however*, that if a Compliance Certificate is

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

3

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 4 not delivered when due in accordance with Section 6.02(a), then, upon the request of the Required Lenders, Pricing Level 1 shall apply, in each case as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the first Business Day following the date on which such Compliance Certificate is delivered. In addition, at all times while the Default Rate is in effect, the highest rate set forth in each column of the Applicable Rate shall apply. Any adjustment in the Applicable Rate shall be applicable to all Credit Extensions then existing or subsequently made or issued. “Applicable Revolving Percentage” means with respect to any Lender at any time, such Lender’s Applicable Percentage in respect of the Facility at such time. “Applicable Unused Line Fee Percentage” means the percentage determined by reference to the table labeled Applicable Rate in the “Applicable Rate” definition under the heading of Applicable Unused Line Fee Percentage in the definition of Applicable Rate of this Agreement. “Appraisal” means (i) with respect to an Engine or an item of Equipment, a “desktop appraisal” (i.e., an appraisal of the value of a particular engine or equipment type, which is rendered without a physical inspection of such Engine or Equipment and its related records), or, if a Default or Event of Default exists and is continuing, such other type of appraisal as shall be required by the Collateral Agent, including an “extended desktop appraisal” (i.e., an appraisal of the Engine or Equipment considering its maintenance status, but which is rendered without any visual inspection of such Engine or Equipment) or a “full appraisal” (which does include a visual inspection), of an Engine or Equipment to determine the Appraised Value of such Engine or Equipment, performed by an Appraiser retained by the Collateral Agent on behalf of the Lenders; (ii) with respect to Specified Real Properties, an MAI appraisal of the value thereof, determined on an “as-is” market value basis, or the equivalent thereof in the relevant jurisdiction to the extent such Specified Real Property is located in a jurisdiction other than the United States; and (iii) with respect to Specified Vessel, an appraisal of the value thereof, determined on an “as- is” market value basis, in form, substance and content satisfactory to the Administrative Agent. “Appraisal Deficiency” means, as of any date of determination, the amount, if any, by which (i) the aggregate Net Book Value of all Eligible Engines, Eligible Equipment, Eligible Saleable Assets, and Eligible Specified Assets, in each case, included in the Borrowing Base exceeds (ii) the sum of the most recent Appraised Values of the foregoing, or, with respect to Parts included in the Borrowing Base in respect of which the Administrative Agent has not requested an Appraisal, the Net Book Value thereof (calculated in the case of both (i) and (ii) by multiplying such values times the applicable advance percentage specified therefor). “Appraised Value” means, (i) with respect to an Engine, the Adjusted Base Value of such Engine, as determined in the most recent Appraisal, (ii) with respect to Equipment, the Equipment Market Value or Parts Market Value, as the case may be, of such Equipment, as determined in the most recent Appraisal, and (iii) with respect to a Specified Asset, the value determined in the most recent Appraisal for such Specified Asset. “Appraiser” means (i) with respect to Equipment and Engines, IBA Group Ltd., or any other independent appraiser that is a member of the International Society of Transport Aircraft Trading (“ISTAT”) or, if ISTAT ceases to exist, any similar professional aircraft appraiser organization and that in each case (other than IBA Group Ltd.) is acceptable to the Administrative Agent, and (ii) with respect to any Specified Assets, an independent, licensed appraiser that is selected by the Administrative Agent in consultation with the Borrower.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 5 “Appropriate Lender” means, at any time, (a) with respect to the Facility, a Lender that has a Commitment with respect to such Facility or holds a Loan under such Facility at such time, (b) with respect to the Letter of Credit Sublimit, (i) the L/C Issuers and (ii) if any Letters of Credit have been issued pursuant to Section 2.03, the Lenders and (c) with respect to the Swingline Sublimit, (i) the Swingline Lender and (ii) if any Swingline Loans are outstanding pursuant to Section 2.04(a), the Lenders. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “APU” means an auxiliary power unit, capable of being installed on an aircraft, to start the main engines, usually with compressed air, and to provide electrical power and air conditioning while the aircraft is on the ground and, in certain cases, in the air. “Arranger” means Bank of America, N.A., in its capacity as lead arranger. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit B or any other form (including an electronic documentation form generated by use of an electronic platform) approved by the Administrative Agent. “Attributable Indebtedness” means, on any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement or instrument were accounted for as a Capitalized Lease, (c) all Synthetic Debt of such Person and (d) in respect of any Sale and Leaseback Transaction, the present value (discounted in accordance with GAAP at the debt rate implied in the applicable lease) of the obligations of the lessee for rental payments during the term of such lease. “Audited Financial Statements” means the audited Consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2025, and the related Consolidated statements of income or operations, Shareholders’ Equity and cash flows for such fiscal year of the Borrower and its Subsidiaries, including the notes thereto. “Authorization to Share Insurance Information” means the authorization substantially in the form of Exhibit S (or such other form as required by each of the Loan Party’s insurance companies). “Authorized Signatory” means (a) the chairman of the board and chief executive officer, (b) the president, (c) the senior vice president and chief financial officer (or interim chief financial officer) and (d) any executive or senior vice president, in each case of the Borrower, and solely with respect to (i) Loan Notices, (ii) Borrowing Base Certificates, (iii) Compliance Certificates, (iv) Letter of Credit Applications, and (v) Swingline Loan Notices, each person listed above in clauses (a) through (d) and the treasurer of the Borrower. “Availability Period” means in respect of the Facility, the period from and including the Closing Date to the earliest of (i) the Maturity Date for the Facility, (ii) the date of termination of the Commitments pursuant to Section 2.06, and (iii) the date of termination of the Commitment of each

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 6 Lender to make Revolving Loans, of the Swingline Lender to make Swingline Loans and of the obligation of the L/C Issuers to make L/C Credit Extensions pursuant to Section 8.02. “Aviation Authority” means the FAA, the EASA and/or any other Governmental Authority which, from time to time, has control or supervision of civil aviation or has jurisdiction over the airworthiness, operation and/or maintenance of Eligible Equipment, Eligible Engines or Eligible Saleable Assets. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank of America” means Bank of America, N.A. and its successors. “Base Rate” means for any day a fluctuating rate of interest per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) Term SOFR plus 1.00%, subject to the interest rate floors set forth therein; provided that if the Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. “Base Rate Loan” means a Revolving Loan that bears interest based on the Base Rate. “Base Value” means, with respect to an Engine, an Appraiser’s opinion of the underlying economic value of an Engine in an open, unrestricted, stable market environment with a reasonable balance of supply and demand, and assumes full consideration of its “highest and best use.” An Engine’s Base Value is founded in the historical trend of values and in the projection of value trends and presumes an arm’s-length, cash transaction between willing and knowledgeable parties, acting prudently, with an absence of duress and with a reasonable period of time for marketing. Base Value typically assumes that an engine’s physical condition is average for an engine of its type and age, and its maintenance time status is at mid-life, mid-time (or benefiting from an above-average maintenance status if new). “Beneficial Interest” means a beneficial interest in a trust which owns one or more Engines or items of Equipment. “Beneficial Interest Pledge Agreements” means each Master Beneficial Interest Pledge Agreement, substantially in the form attached hereto as Exhibit G with such modifications thereto approved by the Administrative Agent in its reasonable discretion, as each may be amended, modified or supplemented from time to time, entered into by the Borrower (or its Restricted Subsidiary, if applicable),

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 7 the applicable Owner Trustee, and the Collateral Agent, whereby the Borrower (or its Restricted Subsidiary, if applicable) pledges to the Collateral Agent all of its right, title and interest in the Beneficial Interest under each applicable Trust Agreement with such Owner Trustee. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Borrower” has the meaning specified in the introductory paragraph hereto. “Borrower Materials” has the meaning specified in Section 6.02. “Borrowing” means a Revolving Borrowing or a Swingline Borrowing, as the context may require. “Borrowing Base” means, at any time, an amount equal to the sum of the following (without duplication), as shall be determined by the Administrative Agent based on the Borrowing Base Certificate most recently delivered by the Borrower to the Administrative Agent and on other information available to the Administrative Agent: (a) eighty five percent (85%) of the Net Book Value of Eligible Engines that have not been Off-Lease for a period of greater than one hundred eighty (180) days as of the date of determination; plus (b) forty percent (40%) of the Net Book Value of all other Eligible Engines; plus (c) sixty percent (60%) of the Net Book Value of Eligible Equipment (other than Eligible Corporate Aircraft) that has not been Off-Lease for a period of greater than one hundred eighty (180) days as of the date of determination; plus (d) thirty percent (30%) of the Net Book Value of all other Eligible Equipment (other than Eligible Corporate Aircraft); plus (e) sixty five percent (65%) of the Net Book Value of Eligible Saleable Assets; plus (f) seventy five percent (75%) of the Net Book Value of Eligible Corporate Aircraft; plus (g) eighty five percent (85%) of the outstanding principal amount of each Eligible Loan Product; plus (h) fifty percent (50%) of the outstanding principal amount of each Eligible PDP Loan, not to exceed the PDP Advance Rate Limitation in respect of such Eligible PDP Loan;

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 8 provided that, with respect to any Eligible PDP Loan, if (i) any default (howsoever defined) under any of the PDP Loan Documents applicable to such Eligible PDP Loan shall have occurred that entitled the relevant Loan Party to exercise step-in rights, (ii) such Loan Party has failed to exercise such step-in rights on or prior to the last date on which such step-in rights can be exercised under such PDP Loan Documents and (iii) the failure by such Loan Party to exercise such step-in rights results in a complete write-off to $0 of such Eligible PDP Loan, as reflected on the consolidated balance sheet of the Borrower, the outstanding principal amount of Eligible PDP Loan shall be deemed to be zero (0); plus (i) sixty five percent (65%) of the Net Book Value of Eligible Generators that have not been off-lease for a period of greater than one hundred eighty (180) days as of the date of determination; (j) thirty two and one half percent (32.5%) of the Net Book Value of all other Eligible Generators; (k) sixty five percent (65%) of the Net Book Value of Eligible Specified Assets (other than Eligible Generators); provided that, in the event that if any Event of Default is continuing for more than ninety (90) days because any Specified Real Properties is not in compliance with Section 7.09, the Net Book Value of such Specified Real Properties shall be deemed to be zero (0). provided that all of the following conditions shall apply to the Borrowing Base: (I) Annual Appraisal. The Net Book Value of (a) all Eligible Engines, Eligible Equipment (excluding Eligible Parts but, for the avoidance of doubt, including Eligible Corporate Aircraft), Eligible Saleable Assets (excluding Parts that constitute Eligible Saleable Assets) and Eligible Specified Assets included in the Borrowing Base shall be adjusted annually and (b) if requested by the Administrative Agent, all Parts included in the Borrowing Base shall be adjusted annually, in each case based on the most recent Appraisal of such assets by an Appraiser, as set forth in Sections 6.12 or 6.03(g), as applicable, and the Borrower will be required, as set forth in Section 2.05(b), to pay down the Loans by the amount of any Appraisal Deficiency; and (II) Additional Conditions. The aggregate Margin Value of Eligible Engines, Eligible Equipment, Eligible Saleable Assets and Eligible Specified Assets included in the Borrowing Base (subject to the conditions and restrictions set forth in the definition of “Borrowing Base”) shall, collectively, comply with the following additional conditions: (i) Eligible Lease Limitation. If an Eligible Engine or an item of Eligible Equipment is subject to a Lease and to be included in the Borrowing Base under clauses (a), (b) or (c) above, the Eligible Engine or item of Eligible Equipment will be included in the Borrowing Base only if the applicable Lease is an Eligible Lease; (ii) Concentration Limitations. The following concentration limitations shall apply to the determination of the Borrowing Base: (A) the aggregate contribution to the Borrowing Base of the Margin Values of Eligible Saleable Assets shall not exceed 15% of the Borrowing Base;

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 9 (B) the aggregate contribution to the Borrowing Base of the Margin Values of Eligible Engines and Eligible Equipment (other than Airframes and Eligible Corporate Aircraft) used on a single make and model of narrow-body aircraft shall not exceed 60% of the Borrowing Base; provided, the foregoing limitation shall not apply to any models within the 737 or A320 families of aircraft; (C) the aggregate contribution to the Borrowing Base of the Margin Values of Eligible Engines which are Regional Engines shall not exceed 25% of the Borrowing Base; (D) the aggregate contribution to the Borrowing Base of the Margin Values of Eligible Equipment that are Airframes (including regional airframes) shall not exceed 30% of the Borrowing Base; (E) the aggregate contribution to the Borrowing Base of the Margin Values of Eligible Engines and Eligible Equipment (other than Eligible Corporate Aircraft) used on wide-body aircraft shall not exceed 50% of the Borrowing Base; (F) the aggregate contribution to the Borrowing Base of the outstanding principal amount of Eligible Loan Products shall not exceed 20% of the Borrowing Base; (G) the aggregate contribution to the Borrowing Base of the outstanding principal amount of Eligible PDP Loans shall not exceed 10% of the Borrowing Base; (H) the aggregate contribution to the Borrowing Base of the Margin Values of Eligible Generators shall not exceed 10% of the Borrowing Base; (I) the aggregate contribution to the Borrowing Base of the Margin Values of the Eligible Specified Assets (excluding Generators) and Eligible Corporate Aircraft shall not exceed the greater of (1) 5% of the Borrowing Base in the aggregate (with respect to the sum total of the Margin Values of all Eligible Specified Assets (excluding Generators) and Eligible Corporate Aircraft, taken as a whole) and (2) (A) in the case of Eligible Specified Assets (excluding Generators), $25,000,000 and (B) in the case of Eligible Corporate Aircraft, $25,000,000; (J) the aggregate contribution to the Borrowing Base of the Margin Values of Eligible Engines and Eligible Equipment subject to Leases to a single Lessee shall not exceed the following: 35% of the Borrowing Base with respect to a Lessee under an Investment Grade Lease, or 20% of the Borrowing Base for any other Lessee; (K) the aggregate contribution to the Borrowing Base of the Margin Values of Eligible Engines and Eligible Equipment subject to Leases to the Three Primary Lessees shall not exceed the following: 50% of the Borrowing Base if any one of such Three Primary Lessees is under an Investment Grade Lease, or 40% of the Borrowing Base if none of such Three Primary Lessees is under an Investment Grade Lease; and

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 10 (L) the aggregate contribution to the Borrowing Base of the Margin Values of Eligible Engines and Eligible Equipment (excluding Regional Engines, regional Airframes and Eligible Corporate Aircraft) which are Off-Lease shall not exceed 20% of the Borrowing Base. (III) PDP Loan Revaluation Triggering Event. If at any time the relevant Loan Party’s purchase price calculated in accordance with the applicable PDP Direct Agreement for the relevant Underlying Asset, as such purchase price is projected as of the currently scheduled delivery date and calculated based on the facts and circumstances as of the date of determination, is greater than the projected market value of such Underlying Asset as reasonably determined by the Borrower as of such date, then, concurrently with the delivery of the next Compliance Certificate required to be delivered pursuant to Section 6.02(a), such PDP Loan’s contribution to the Borrowing Base shall be recalculated and written down to an amount equal to 50% of the value of the Eligible PDP Loan as reflected on the Borrower’s consolidated balance sheet for the fiscal quarter then ended and covered by such Compliance Certificate; (IV) PDP and Loan Product Maintenance of Security: To the extent the relevant Loan Party’s security interest in, perfection and/or priority over, each PDP Loan and related PDP Loan Documents or Loan Product and related Loan Product Documents included in the Borrowing Base pursuant to clause (g) or (h) above is non-existent or lapses, such PDP Loan’s or Loan Product’s contribution to the Borrowing Base shall be zero percent (0%) of outstanding principal amount of such Eligible Loan Product or Eligible PDP Loan; and (V) Specified Real Properties Double Negative Pledge: To the extent any of the Specified Real Properties is subject to a Lien described in prong (q) of the definition of “Permitted Lien”, so long as such Lien remains on the relevant Specified Real Property, the contribution to the Borrowing Base of such Specified Real Property shall be zero percent (0%), provided that, to the extent such Lien is being contested in good faith by appropriate proceedings diligently conducted, the contribution to the Borrowing Base of such Specified Real Property shall be zero percent (0%) upon such Specified Real Property being subject to such Lien for more than sixty (60) days. “Borrowing Base Certificate” means the certificate, substantially in the form of Exhibit N attached hereto, executed from time to time by the Borrower. “Borrowing Base Deficiency” means, at any time, of the amount, if any, by which the aggregate amount of the Loans then outstanding exceeds the Borrowing Base. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located. “Cape Town Convention” means the official English language texts of the “Convention on International Interests in Mobile Equipment” and the “Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment” both of which were signed in Cape Town, South Africa on November 16, 2001, and including the Regulations for the International Registry and the Procedures for the International Registry, as promulgated thereunder and as amended, restated or supplemented from time to time.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 11 “Cape Town Eligible Lease” means those certain Leases which constitute International Interests under the Cape Town Convention. “Capitalized Lease” means any lease that has been or is required to be, in accordance with GAAP, recorded, classified and accounted for as a capitalized lease or financing lease; provided that any lease (or other arrangement) of such Person that is or would have been treated as an operating lease as determined in accordance with GAAP immediately prior to the issuance of the Accounting Standards Update 2016-02, Leases (Topic 842) by the Financial Accounting Standards Board shall not be treated as a capitalized lease under this Agreement and the other Loan Documents, whether or not such obligations were in effect as of the date such update was issued and regardless of whether GAAP requires such obligations to be treated as capitalized lease obligations in the financial statements of such Person. “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the L/C Issuers or Swingline Lender (as applicable) or the Lenders, as Collateral for L/C Obligations, the Obligations in respect of Swingline Loans, or obligations of the Lenders to fund participations in respect of L/C Obligations or Swingline Loans (as the context may require), (a) cash or deposit account balances, (b) backstop letters of credit entered into on terms, from issuers and in amounts satisfactory to the Administrative Agent and the applicable L/C Issuers, and/or (c) if the Administrative Agent and the applicable L/C Issuers or Swingline Lender shall agree, in their sole discretion, other credit support, in each case, in Dollars and pursuant to documentation in form and substance satisfactory to the Administrative Agent and such L/C Issuer or such Swingline Lender (as applicable). “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such Cash Collateral and other credit support. “Cash Equivalents” means, when used in connection with any Person, that Person’s Investments in: (a) Government Securities due within one year after the date of the making of the Investment; (b) readily marketable direct obligations of any State of the United States of America or any political subdivision of any such State or any public agency or instrumentality thereof given on the date of such Investment a credit rating of at least AA by Moody’s Investors Service, Inc. or AA by Standard & Poor’s Rating Group (a division of McGraw Hill, Inc.), in each case due within one year from the making of the Investment; (c) certificates of deposit issued by, bank deposits in, Eurodollar deposits through, bankers’ acceptances of, and repurchase agreements covering Government Securities executed by Lender or any bank incorporated under the Applicable Laws of the United States of America, any State thereof or the District of Columbia and having on the date of such Investment combined capital, surplus and undivided profits of at least $250,000,000, or total assets of at least $5,000,000,000, in each case due within one year after the date of the making of the Investment; (d) certificates of deposit issued by, bank deposits in, Eurodollar deposits through, bankers’ acceptances of, and repurchase agreements covering Government Securities executed by Lender or any branch or office located in the United States of America of a bank incorporated under the Applicable Laws of any jurisdiction outside the United States of America having on the date of such Investment combined capital, surplus and undivided profits of at least $500,000,000, or total assets of at least $15,000,000,000, in each case due within one year after the date of the making of the Investment;

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 12 (e) repurchase agreements covering Government Securities executed by a broker or dealer registered under Section 15(b) of the Securities Exchange Act of 1934, as amended, having on the date of the Investment capital of at least $50,000,000, due within ninety (90) days after the date of the making of the Investment; provided that the maker of the Investment receives written confirmation of the transfer to it of record ownership of the Government Securities on the books of a “primary dealer” in such Government Securities or on the books of such registered broker or dealer, as soon as practicable after the making of the Investment; (f) readily marketable commercial paper or other debt securities issued by corporations doing business in and incorporated under the Applicable Laws of the United States of America or any State thereof or of any corporation that is the holding company for a bank described in clause (c) or (d) above given on the date of such Investment a credit rating of at least P 1 by Moody’s Investors Service, Inc. or A 1 by Standard & Poor’s Rating Group (a division of McGraw Hill, Inc.), in each case due within one year after the date of the making of the Investment; (g) “money market preferred stock” issued by a corporation incorporated under the Applicable Laws of the United States of America or any State thereof (i) given on the date of such Investment a credit rating of at least AA by Moody’s Investors Service, Inc. and AA by Standard & Poor’s Rating Group (a division of McGraw Hill, Inc.), in each case having an investment period not exceeding fifty (50) days or (ii) to the extent that investors therein have the benefit of a standby letter of credit issued by Lender or a bank described in clauses (c) or (d) above; provided that (y) the amount of all such Investments issued by the same issuer does not exceed $5,000,000 and (z) the aggregate amount of all such Investments does not exceed $15,000,000; (h) a readily redeemable “money market mutual fund” sponsored by a bank described in clause (c) or (d) hereof, or a registered broker or dealer described in clause (e) hereof, that has and maintains an investment policy limiting its investments primarily to instruments of the types described in clauses (a) through (g) hereof and given on the date of such Investment a credit rating of at least AA by Moody’s Investors Service, Inc. and AA by Standard & Poor’s Rating Group (a division of McGraw Hill, Inc.); (i) corporate notes or bonds having an original term to maturity of not more than one year issued by a corporation incorporated under the Applicable Laws of the United States of America, or a participation interest therein; provided that (i) commercial paper issued by such corporation is given on the date of such Investment a credit rating of at least AA by Moody’s Investors Service, Inc. and AA by Standard & Poor’s Rating Group (a division of McGraw Hill, Inc.), (ii) the amount of all such Investments issued by the same issuer does not exceed $5,000,000 and (iii) the aggregate amount of all such Investments does not exceed $15,000,000; and (j) in the case of Investments made outside of the United States of America, Cash Equivalents shall also include (i) foreign currencies, (ii) investments of the type and maturity described in clauses (a) through (i) above of foreign obligors, which investments are reasonably appropriate in connection with any business conducted by Borrower or its Subsidiaries (as reasonably determined by Borrower in good faith) and which investments or obligors (or the parent companies of such obligors) have the ratings described in such clauses or equivalent ratings from S&P and Moody’s and (iii) other short term investments utilized by Borrower and its Subsidiaries in accordance with normal investment practices for cash management in such country in investments analogous to the investments described in the foregoing clauses (a)

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 13 through (i) and in this paragraph and which are reasonably appropriate in connection with any business conducted by Borrower or its Subsidiaries in such country (as reasonably determined by Borrower in good faith). “Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented. “Change of Control” means (i) any transaction or series of related transactions in which any Unrelated Person or two or more Unrelated Persons acting in concert acquire beneficial ownership (within the meaning of Rule 13d 3(a)(1) under the Securities Exchange Act of 1934, as amended), directly or indirectly, of more than 50% of the voting power of all of the outstanding capital stock of the Borrower or (ii) the Borrower consolidates with or merges into another Person or conveys, transfers or leases all or substantially all of its assets to any Person or any Person consolidates with or merges into the Borrower, in either event pursuant to a transaction in which the ownership interests in the Borrower are changed into or exchanged for cash, securities or other property, with the effect that any Unrelated Person acquires beneficial ownership, directly or indirectly, of more than 50% of the voting power of all the outstanding capital stock of the Borrower or that the Persons who were the holders of the voting power of all the outstanding capital stock of the Borrower immediately prior to the transaction hold less than 50% of the interests of the surviving entity after the transaction. For purposes of the foregoing, the term “Unrelated Person” means any Person other than (1) the Borrower or an Affiliate or Subsidiary of the Borrower, (2) an employee stock ownership plan or other employee benefit plan covering the employees of the Borrower and its Subsidiaries, or (3) each of Charles F. Willis IV and Austin Willis, any member of each of their respective immediate families, and each of their respective Affiliates, trusts, family limited partnerships or heirs. “Chattel Paper” means all “chattel paper,” as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, but excluding Leases. “Closing Date” means the date hereof. “CME” means CME Group Benchmark Administration Limited. “Code” means the Internal Revenue Code of 1986. “Collateral” means, to the extent set forth and more specifically defined in the Collateral Documents, all right, title and interest of the Borrower and the Guarantors (excluding, for the avoidance of doubt, the Excluded Subsidiaries) in and to the following assets and properties, whether now existing or owned or hereafter acquired: (a) the Borrower’s 100% beneficial ownership interest in (i) the individual ownership trusts that exist as of the Amendment No. 3 Effective Date which own any Equipment, Engines, Specified Assets or other similar assets that are included in the Borrowing Base and (ii) future ownership trusts to the extent such trust is holding any Equipment, Engines, Specified Assets or

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 14 other similar assets that are included in the Borrowing Base; (b) the ownership interests in Domestic Subsidiaries that are Guarantors and 65% of the ownership interests in any Foreign Subsidiaries that are Guarantors (excluding for the avoidance of doubt, Excluded Subsidiaries unless otherwise stated in this Agreement); (c) all Equipment, Engines, Specified Assets, PDP Loans, Loan Products, PDP Loan Documents, Loan Product Documents and other personal property assets that are owned by any Loan Party and included in the Borrowing Base; and (d) 100% of Free Flow Cash and each Free Flow Cash Collateral Account. For the avoidance of doubt, the Collateral shall not include any, right, title or interest in, to or under the WEST Servicing Agreement or any other servicing agreement relating to an ABS Financing. “Collateral Agent” means that party mentioned in the introductory paragraph hereof, when such party is acting in its capacity as the Collateral Agent, security agent, security trustee or as trustee under any of the Loan Documents, or any successor the Collateral Agent. “Collateral Documents” means, collectively, the Pledge Agreement, the Mortgage and Security Agreements, the Beneficial Interest Pledge Agreement, the Generator Collateral Documents, the Specified Vessel Collateral Documents, the Specified Real Property Collateral Documents (if applicable), each Local Law Stock Pledge Agreement (if applicable) and each of the collateral assignments, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent pursuant to Section 6.18, and each of the other agreements, instruments or documents that creates or purports to create a Lien, including Acceptable Liens, in favor of the Administrative Agent for the benefit of the Secured Parties. “Commitment” means a Revolving Commitment or a Swingline Commitment. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Communication” means this Agreement, any Loan Document and any document, any amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document. “Competitor” means shall mean any of the following Persons: (a) any Person (other than the Borrower and its Affiliates) engaged in, or which has an Affiliate engaged in, the business of manufacturing Airframes or Engines, which business had consolidated revenues attributable to such business for such Persons and/or its Affiliates, as the case may be, in the most recently completed (in relation to the date of determination) fiscal year in excess of $250,000,000; provided that for purposes of this clause (a) a Person that is an investor that holds Airframes or Engines, or interests therein, on lease and/or for sale generating such level of revenue shall not be considered a Competitor if such other Airframes or Engines are serviced or otherwise managed by the Borrower or its Affiliates or by any other third-party which is independent of such investor; (b) any of the Persons set forth on Schedule 1.01(c), their respective successors and assigns and each of their respective Affiliates (and, if applicable, funds or accounts managed thereby or their Affiliates); or (c) any other Person (or wholly-owned Affiliate thereof, other than the Borrower and its Affiliates) which engages in business as an operating lessor of aircraft or engines and/or by tearing down aircraft or engines, which business had consolidated revenues attributable to such business for such Person and/or its Affiliates, as the case may be, in the most recently completed (in relation to the date of

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 15 determination) fiscal year in excess of $250,000,000, provided that for purposes of this clause (c) a Person that is an investor that holds aircraft or engines, or interests therein, on lease and/or for sale generating such level of revenue shall not be considered a Competitor if such other aircraft or engines are serviced or otherwise managed either by the Borrower (or an Affiliate of the Borrower) or by any other third-party which is independent of such investor (provided that an investor that is a fund or account managed by such third party servicer or its Affiliate shall not be considered independent for this purpose); provided, however, that in no event shall a Person be deemed a Competitor solely due to the fact that such Person is a holder of any class of securities in a publicly traded company that is a Person described in clause (a) or (c) above, so long as such holdings do not result in such Person having control over such publicly traded company. Notwithstanding the foregoing, the Borrower may from time to time (a) remove a Person from the definition of Competitor by sending a notice of such removal to the Administrative Agent, or (b) add a Person to the definition of Competitor with the consent of the Required Lenders (not to be unreasonably withheld or delayed). “Compliance Certificate” means a certificate or certificates substantially in the form of Exhibit C executed by an Authorized Signatory of the Borrower. “Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR or any proposed Successor Rate or Term SOFR, as applicable, any conforming changes to the definitions of “Base Rate”, “SOFR”, “Term SOFR” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated” means, when used with reference to financial statements or financial statement items of the Borrower and its Subsidiaries or any other Person, such statements or items on a consolidated basis in accordance with the consolidation principles of GAAP. “Consolidated EBITDA” means, for any Measurement Period, the sum of the following determined on a Consolidated basis, without duplication, for the Borrower and its Subsidiaries in accordance with GAAP, (a) Net Income for the most recently completed Measurement Period plus (b) the following to the extent deducted in calculating such Net Income (without duplication): (i) Consolidated Interest Charges, (ii) the provision for federal, state, local and foreign income taxes payable, (iii) depreciation, amortization expense and Engine or Equipment write-downs of the Borrower and its Subsidiaries for that period, (iv) the portion of payments received related to PDP Loans, Loan Products, leases classified as finance or sales-type leases or notes receivable (including failed sale- leasebacks) that are allocated as a repayment of the principal component thereunder, in each case as determined in accordance with GAAP, consistently applied, (v) equity-based or non-cash stock based

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 16 compensation charges or expense, including any such charges or expenses arising from grants or vesting of stock appreciation or similar rights, stock options, restricted stock or other rights, (vi) non-cash charges, non-cash expenses, and non-cash losses in such period but only to the extent that, as of the applicable date of determination, (A) no cash payment has been made with respect thereto in a prior period (and such amount does not represent the amortization of any item that was paid in a prior period) and (B) the Borrower does not reasonably anticipate that cash payments will be made or be required to be made with respect thereto in any future period; (vii) extraordinary, unusual and non-recurring losses or expenses; (viii) fees and expenses and non-recurring charges, including severance and restructuring charges, and closing or consolidation expenses relating to businesses or locations thereof, incurred in connection with any reorganization, merger, consolidation, acquisition, Investment, disposition incurrence of Indebtedness or issuance of Equity Interests (whether or not any of the same shall close or be consummated) not prohibited by this Agreement; (ix) fees, costs and expenses incurred in connection with the execution and delivery of any Loan Documents (including refinancing of the Indebtedness under the Existing Credit Agreement on the Closing Date in connection therewith), or any amendment, modification or waiver thereof, including in connection with the transactions entered into on the Amendment No. 3 Effective Date; (x) any non-recurring expenses, charges, accruals, reserves, transaction costs, fees, losses, expenses (including expenses for third party professional advisors) and intangibles (including those with respect to any amendment or waiver of loan documents governing Permitted Indebtedness or Indebtedness of any Excluded Subsidiary) payable, in each case, in connection with a Permitted Change of Control; less (c) without duplication and to the extent reflected as a gain or otherwise included in the calculation of Net Income for such period, (i) non-cash gains (excluding any such non-cash gains to the extent (A) there were cash gains with respect to such gains in past accounting periods or (B) there is a reasonable expectation that there will be cash gains with respect to such gains in future accounting periods); and (ii) extraordinary, unusual and non-recurring gains; “Consolidated Interest Charges” means, for any Measurement Period, the total of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest and net payment obligations in cash pursuant to Swap Contracts and any obligations for fees, charges and related expenses payable in cash to the issuer of an letter of credit) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, plus (b) solely with respect to any Permitted Preferred Stock, any mandatorily made or declared dividend thereon, repurchase payment thereof or other distribution on account thereof (including any interest thereon) plus (c) all interest paid or payable with respect to discontinued operations, plus (d) the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP minus (e) the product of (i) the average balance of any WEST Restricted Proceeds during such fiscal period, multiplied by (ii) the average interest rate computed under Section 2.08 in effect during such Measurement Period, in each case, of or by the Borrower and its Subsidiaries on a Consolidated basis for the most recently completed Measurement Period. “Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the most recently completed Measurement Period to (b) Consolidated Interest Charges, in each case, of or by the Borrower and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period. “Contracting State” shall have the meaning given to such term under Article 4 of the Cape Town Convention. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 17 “Corporate Aircraft” means any corporate use aircraft (including the Airframe, Engines and any Parts related to either of the foregoing) purchased from time to time and owned at the time it is proposed to be included in the Borrowing Base by an Equipment Owner. “Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension. “CWEL” means CASC Willis Lease Finance Company Limited “Daily Simple SOFR” with respect to any applicable determination date means the SOFR published on such date on the Federal Reserve Bank of New York’s website (or any successor source). “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means (a) with respect to any due and unpaid Obligation for which a rate is specified, a rate per annum equal to two percent (2%) in excess of the rate otherwise applicable thereto and (b) with respect to any due and unpaid Obligation for which a rate is not specified or available, a rate per annum equal to the Base Rate plus the Applicable Rate for Revolving Loans that are Base Rate Loans plus two percent (2%), in each case, to the fullest extent permitted by Applicable Law. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means, subject to Section 2.15(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any L/C Issuer, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, any L/C Issuer or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 18 clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.15(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower, each L/C Issuer, the Swingline Lender and each other Lender promptly following such determination. “Designated Jurisdiction” means any country or territory to the extent that such country or territory is the subject of any comprehensive embargo or country- or territory-wide Sanction, which as of the Amendment No. 3 Effective Date, are Crimea, the so-called Donetsk People's Republic, the so-called Luhansk People's Republic, the Kherson region of Ukraine, the Zaporizhzhia region of Ukraine, Cuba, Iran, and North Korea. “Dollar” and “$” mean lawful money of the United States. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States, any state thereof or the District of Columbia other than a FSHCO. “EASA” means the European Aviation Safety Agency. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. “Eligible Asset” means, at any time, an Engine or item of Equipment that meets all of the following criteria:

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 19 (a) the purchase price of which has been paid in full and it is not subject to any other financing; (b) as to which an Engine Owner (in the case of an Engine) or Equipment Owner (in the case of items of Equipment) has good and marketable title, on which the Collateral Agent has a fully perfected first priority Lien and, in each case, which is subject to no other Liens except for Permitted Liens; (c) as to which, if owned by an Owner Trustee, (i) the Borrower (or its Restricted Subsidiary, if applicable) shall have executed and delivered to the Collateral Agent a Beneficial Interest Pledge Agreement covering, among other things, its Beneficial Interest in the owner trust which owns such Engine(s) or item(s) of Equipment, and (ii) the Owner Trustee shall have executed and delivered to the Collateral Agent an (x) Owner Trustee Mortgage and Security Agreement covering, among other things, such Engine or items of Equipment, (y) a Trust Agreement and (z) an Owner Trustee Guaranty; (d) as to which the Engine Owner (in the case of an Engine) or Equipment Owner (in the case of items of Equipment which are Registerable Assets) shall have executed and delivered to the Collateral Agent and/or filed (x) a Mortgage and Security Agreement covering, among other things, such Engine(s), items of Equipment and/or Lease, and (y) the other documentation required in respect of Engines as set forth in Section 4.03, or with respect to other Equipment, as to which the Collateral Agent has a valid and perfected lien; and (e) as to which, in the case of Engines or items of Equipment, it has not suffered an Event of Loss, it is being used solely for lawful purposes and in the ordinary course of business of the Engine Owner or Equipment Owner and, in the case of Engines and Equipment subject to Lease, the Lessee, and it is insured against loss by either the Engine Owner, Equipment Owner or the Lessee in accordance with this Agreement and industry practice. “Eligible Assignee” means (a) any Person that meets the requirements to be an assignee under Section 11.06 (subject to such consents, if any, as may be required under Section 11.06(b)(iii)) or (b) any commercial bank having total assets of $40,000,000 or more, which, in each case (i) is engaged in the business of lending money and extending credit under credit facilities substantially similar to the Facility and (ii) is operationally and procedurally able to meet the obligations of a Lender hereunder to the same degree as a commercial bank; provided that each Eligible Assignee must either (aa) be organized under the laws of the United States of America, any State thereof or the District of Columbia or (bb) be organized under the laws of the Cayman Islands or any country which is a member of the Organization for Economic Cooperation and Development (“OECD”), or a political subdivision of such a country, and (i) act hereunder through a branch, agency or funding office located in the United States of America or in a country which is a member of the OECD and (ii) be exempt from withholding of tax on interest and deliver the documents related thereto pursuant to Section 3.01(f)(ii)(B)(1). Notwithstanding anything in this Agreement to the contrary, in no event shall any of the following be an “Eligible Assignee”: (w) the Borrower or any of the Borrower’s Affiliates or Subsidiaries, (x) any Defaulting Lender or any of its Affiliates or Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or an Affiliate or Subsidiary thereof, (y) a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person) or (z) any Competitor. “Eligible Corporate Aircraft” means a Corporate Aircraft that is an “Eligible Asset.”

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 20 “Eligible Engine” means an Engine that is an Eligible Asset and is not an Engine that has been included in the Borrowing Base as an Eligible Saleable Asset. “Eligible Equipment” means Equipment that satisfies each of the following requirements: (a) it is an Eligible Asset; (b) in the case of an Airframe, it is an Acceptable Airframe Class held for lease and which has not been Off-Lease for a period of one hundred eighty (180) days as of the date of determination, Parts, or a Corporate Aircraft; (c) in the case of Corporate Aircraft, it is an Eligible Corporate Aircraft; and (d) in the case of Parts, it is an Eligible Part; provided that all of the Equipment listed on Schedule 5.29 shall constitute Eligible Equipment. “Eligible Generator” means a Generator that satisfies the requirement of being an Eligible Specified Asset. “Eligible Lease” means a Lease that satisfies each of the following requirements (provided that in respect of a Leasing Subsidiary, the requirements below (except where otherwise indicated) shall apply both to the Head Lease in respect of which the Borrower is Lessor and to the sublease and sublessee in respect of which a Leasing Subsidiary is sublessor): (a) it is with a Lessee for the Lease of Eligible Engines and/or Eligible Equipment; (b) it is freely assignable and transferable for security purposes, assuming satisfaction of any notice or consent conditions and, except for a Head Lease of any Engine or item of Equipment to a Leasing Subsidiary, prohibits assignment in whole or in part by the Lessee thereof, provided that such Lease may permit a Lessee to assign such Lease to a related entity in connection with a business merger or reorganization, subject to such Lessee’s satisfaction of requirements related to the preservation of the Lessor’s and the Collateral Agent’s rights in connection with such Engine or item of Equipment and its related Lease; (c) it provides that the Lessee’s obligations thereunder are absolute and unconditional and which obligations are not, either pursuant to the terms of such Lease or otherwise, subject to contingencies, defense, deduction, set-off, reduction, claim or counterclaim of any kind whatsoever and as to which no defenses, deductions, set-offs, reductions, claims or counterclaims exist or have been asserted by the Lessee or anyone on its behalf and the Borrower has no material obligations thereunder, including, any service or maintenance of the related Equipment (excluding agreements to share in the costs of applicable airworthiness directives), other than the obligation to sell, lease or finance the Equipment and grant a covenant of quiet enjoyment to such lessee, whereby Lessor covenants not to repossess or to disturb the lessee’s possession or use of a leased asset so long as the lessee is in compliance with its obligations under the lease; (d) it is a triple-net contract and with respect to which the Lessee thereunder is responsible for all payments in connection therewith, including payment of all taxes (including sales and use taxes), insurance and maintenance expenses (or payment of maintenance reserves in lieu thereof) and all other expenses pertaining to the assets subject thereto;

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 21 (e) with respect to which the Borrower’s books and records are accurate, complete, genuine and in accordance with GAAP; (f) the rent is payable in a Major Currency by periodic, fixed Lease payments (and, in the case of any Head Lease, such rent is equal to the rent payable under the related sublease less any (i) de minimis amounts required by Applicable Law to be maintained by the Subsidiary that is the relevant sublessor, (ii) amounts required or recommended by transfer pricing guidelines to be retained by the Subsidiary that is the relevant sublessor and (iii) other amounts that are reasonably necessary to fund the general and operating expenses of the Subsidiary that is the relevant sublessor); provided that the Borrower will maintain Swap Contracts covering all Leases payable in a Major Currency other than Dollars in the event the aggregate amount included in the Borrowing Base in respect of Engines and/or Equipment subject to such Leases at any time exceeds five percent (5%) of the Borrowing Base; (g) it is the valid and binding obligation of the parties thereto, is in full force and effect and each Engine and/or item of Equipment leased thereunder has been delivered to and accepted by the Lessee; (h) other than a Leasing Subsidiary (with respect to a Head Lease), the Lessee under which is not a Subsidiary, employee, agent or other Affiliate of the Borrower; (i) it requires the Lessee to comply with all maintenance, return, alteration, replacement, pooling and sublease conditions as typically found in leases for similar types of engines or equipment and as necessary to maintain at all times the airworthiness certification and serviceability status of the related Engine or Equipment pursuant to all applicable governmental and regulatory requirements; (j) it requires the Lessee to provide liability insurance, all risk ground and flight engine coverage for damage or loss of the related Engine, and war risk insurance (if applicable), and with respect to which Agents are named as additional insureds on liability insurance and the Collateral Agent is named as a loss payee on hull insurance as set forth in Section 6.07 of this Agreement; (k) unless the Collateral Agent or Required Lenders have confirmed to the Borrower that, based on the credit quality of the Lessee, such insurance is not necessary, it requires the Lessee to provide confiscation and expropriation insurance, with deductibles that are acceptable to Agents, for Engines or Equipment operated (x) on routes with respect to which it is customary for air carriers flying comparable routes to carry such insurance or (y) in any area designated by companies providing such coverage as a recognized or threatened war zone or area of hostilities or an area where there is a substantial risk of confiscation or expropriation; (l) the Lessee is not (a) a Person that is, or is 50% or more owned or controlled by Persons that are, the subject of any Sanctions, and (b) not based in, and the Lease requires that the related Engine or Equipment not be operated in (i) unless appropriate insurance as determined by the Collateral Agent is obtained, any country or any jurisdiction that would not be covered by or would void any insurance coverage required hereunder, or (ii) any country which is a Designated Jurisdiction or the lease to which would violate United States law, rule or regulation or other restrictions; (m) if applicable, with respect to such Lease, (i) the designated “Chattel Paper” original of which is in the possession of the Collateral Agent or (ii) with respect to chattel paper,

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 22 if there shall be more than one original, then the sole counterpart which shall constitute “chattel paper” for purposes of perfection by possession under the UCC shall be in the possession of the Collateral Agent, in each case, solely to the extent that any such Chattel Paper exists, is in the actual possession of the Lessor or Loan Party and the Borrower has in good faith determined that such Chattel Paper is reasonably capable of being delivered to the Collateral Agent; and (n) for which, in the case of any Head Lease under which a Leasing Subsidiary is the Lessee, (i) the Lease and Head Lease have been assigned to the Collateral Agent pursuant to a Collateral Document and (ii) the sublessee thereunder is not domiciled or whose chief executive office is not located in a non-U.S. jurisdiction in which the ability of the Collateral Agent to foreclose upon and receive possession or sell any related Engine or item of Equipment is unsatisfactory, in each case, as reasonably determined by the Collateral Agent; provided that, for the avoidance of doubt, Ireland, France and India have been determined by the Collateral Agent to be satisfactory. “Eligible Loan Product” means each Loan Product that satisfies each of the following requirements: (a) it is subject to Loan Product Documents that are governed by the laws of the State of New York or England and Wales; (b) all cash principal and interest to be paid by the Obligor in respect of such Loan Product under the Loan Product Documents shall be payable in a Major Currency; (c) it is subject to Loan Product Documents that contain provisions prohibiting the assignment by the relevant Obligor of any benefits or obligations under the Loan Product Documents or with respect to the Underlying Asset or any part thereof to any Person without the consent of the Loan Party acting as lender thereunder in accordance with, and subject to such exceptions as are consistent with, the Standard of Care; (d) a Loan Party (which for the avoidance of doubt, cannot be an Owner Trust) must be the sole lender with respect to such Loan Product, holding 100% of the interest in such Loan Product; (e) the applicable Loan Product Documents shall contain provisions requiring that the relevant Obligor prepay such Loan Product upon effecting a sale or other disposition of the relevant Underlying Asset, plus any applicable premium, other than where such Loan Product Documents permit replacement collateral, consistent with the Standard of Care; and (f) the applicable Loan Product Documents shall require a customary security package (including requirements to register International Interests and assignments thereof) as applicable for the relevant Underlying Asset and transaction, as determined in accordance with the Standard of Care. “Eligible Parts” means Parts that in each case (a) are for, or ancillary to the service of, an Eligible Engine, an aircraft supported by an Eligible Engine, or an Airframe that is Eligible Equipment, (b) are not unmerchantable or obsolete, (c) are physically tagged or identifiable by part or serial numbers, (d) are not subject to a consignment or held on the premises of an air carrier certificated under 49 U.S.C. 44705, and (e) comply with all applicable Aviation Authority requirements. “Eligible PDP Loans” shall mean a PDP Loan that satisfies each of the following requirements:

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 23 (a) the Obligor in respect of such PDP Loan shall be an orphaned bankruptcy-remote entity (which for the avoidance of doubt, cannot be an Owner Trust) that is obligated to fund pre- delivery payments to an Acceptable Engine Manufacturer pursuant to a purchase agreement between such Acceptable Engine Manufacturer and such Obligor in respect of an Underlying Asset to be purchased by such Obligor; (b) the Obligor in respect of such PDP Loan shall have either (i) executed an agreement for the Sale and Leaseback Transaction for the Underlying Asset with the Borrower or a Guarantor prior to the making of the first PDP Loan in respect of such Underlying Asset or (ii) executed an agreement to borrow secured loans from the Borrower or such Guarantor to finance such Underlying Asset in connection with the delivery by the Eligible Engine Manufacturer to the Obligor of such Underlying Asset; (c) (i) the applicable PDP Loan Documents in respect of such PDP Loan shall include a collateral assignment of the purchase agreement between the Acceptable Engine Manufacturer and the relevant Obligor and (ii) the Borrower or the applicable Guarantor, as applicable, shall have entered into a PDP Direct Agreement in respect of such purchase agreement; and (d) the applicable PDP Loan Documents in respect of such PDP Loan requires the relevant Obligor to fund its share of any pre-delivery payment when due under the applicable purchase agreement between the Acceptable Engine Manufacturer and such Obligor in accordance with pro rata percentages agreed with the applicable Guarantor in the PDP Loan Documents. “Eligible Saleable Assets” means an Engine or any Equipment that (a) is an Eligible Asset, (b) is held for sale, consignment or in inventory and is not subject to a Lease, (c) is not unmerchantable or obsolete, (d) is physically tagged or identifiable by part or serial numbers and (e) complies with all applicable Aviation Authority requirements. “Eligible Specified Assets” means a Specified Asset that satisfies each of the following requirements: (a) the purchase price of which has been paid in full (if applicable) and it is not subject to any financing or any Liens (other than Permitted Liens) as determined by a Specified Asset Lien Search Report applicable to such Specified Asset and delivered by the Specified Asset Owner to Administrative Agent, and any other similar Liens approved by Administrative Agent that are not materially adverse to the interests of the Lenders; (b) is owned by a Specified Asset Owner and to which such Specified Asset Owner has good and marketable title, evidenced by documentation satisfactory to the Administrative Agent and delivered thereto by the Specified Asset Owner; (c) as to which, if the Specified Asset Owner of such Specified Asset is not already a Loan Party, such Specified Asset Owner shall have complied with Section 6.13(a); (d) it is being used solely for lawful purposes and in the ordinary course of business of the Specified Asset Owner and is insured against loss in accordance with this Agreement and industry practice;

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 24 (e) in respect of any Specified Real Property or Specified Vessel, as to which the Specified Asset Owner shall have delivered an Appraisal to Administrative Agent; and (f) in respect of any Specified Real Property, the applicable Specified Asset Owner is in compliance with the requirements of Section 7.09 with respect thereto. “Engine” means any Stage III compliant jet propulsion engine manufactured by an Acceptable Engine Manufacturer, APU or Regional Engine, in each case owned by an Engine Owner or financed pursuant to any Loan Product or PDP Loan and designed or suitable for use to propel an aircraft, whether or not subject to a Lease. “Engine Owner” means the Borrower, any Owner Trustee or any Subsidiary of the Borrower that complies with the requirements of Section 6.18(a). “Environment” means ambient air, indoor air, surface water, groundwater, drinking water, soil, surface and subsurface strata, and natural resources such as wetland, flora and fauna. “Environmental Laws” means any and all federal, state, local, and foreign statutes, laws (including common law), regulations, standards, ordinances, rules, judgments, interpretations, orders, decrees, permits, agreements or governmental restrictions relating to pollution or the protection of the Environment or human health (to the extent related to exposure to hazardous materials), including those relating to the manufacture, generation, handling, transport, storage, treatment, Release or threat of Release of Hazardous Materials, air emissions and discharges to waste or public systems. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities) whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, directly or indirectly relating to (a) any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Environmental Permit” means any permit, certification, registration, approval, identification number, license or other authorization required under any Environmental Law. “Equipment” means (i) all Airframes, Parts and other aviation assets owned by an Equipment Owner, whether or not such items are subject to a Lease; and (ii) the Corporate Aircraft. “Equipment Market Value” means, with respect to an item of Equipment other than Parts, an amount as determined by the Appraiser to be the amount that would be obtained in an arm’s length cash transaction between willing, able and knowledgeable parties, acting prudently, with an absence of duress and with a reasonable time period available for marketing, adjusted to account for the maintenance status of such item of Equipment, but without taking into account any existing maintenance reserves, any value attributed to Lease payments or any Security Deposits under the related Lease. “Equipment Owner” means the Borrower, any Owner Trustee or any Subsidiary of the Borrower that complies with the requirements of Section 6.18(a). “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 25 or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Sections 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is insolvent; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate or (i) a failure by the Borrower or any ERISA Affiliate to meet all applicable requirements under the Pension Funding Rules in respect of a Pension Plan, whether or not waived, or the failure by the Borrower or any ERISA Affiliate to make any required contribution to a Multiemployer Plan. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” has the meaning specified in Section 8.01. “Event of Loss” means (i) if an Engine or item of Equipment is not subject to a Lease, any of the following events: (x) the actual or constructive total loss of such Engine or item of Equipment or the agreed or compromised total loss of such Engine or item of Equipment; (y) its destruction, damage beyond economic repair or being rendered permanently unfit for normal use for any reason whatsoever and (z) any capture, condemnation, confiscation, requisition, purchase, seizure or forfeiture of, or any taking for use or of title to, such Engine or item of Equipment, in each case, that shall have resulted in the loss of possession or title of such Engine or item of Equipment by the Lessor (other than a requisition for use for not more than one hundred eighty (180) days by the United States Government) and (ii) in addition, if an Engine or item of Equipment is subject to a Lease, any events defined as an “Event of Loss,” “Casualty Occurrence” or similar term in such Lease. An Event of Loss shall be deemed to have occurred on the earlier to occur of (a) the Borrower’s or the Administrative Agent’s (as applicable) receipt of insurance proceeds in respect of such Engine or Equipment and (b) the date that is forty-five (45) days after the date of such loss, damage or destruction.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 26 “Excluded Subsidiary” means, collectively and each individually, (i) each WEST, any WEST Subsidiaries, Willis Warehouse and other Special Purpose Financing Vehicles, (ii) any Person (a) in which the Borrower (or any Subsidiary of the Borrower) holds an ownership interest and (b) whose Indebtedness is Non-Recourse Debt, (iii) any Subsidiary of the Borrower formed solely for the purpose of owning the equity of another Excluded Subsidiary, (iv) any Subsidiary of the Borrower formed for the purpose of owning or leasing any Corporate Aircraft purchased from time to time, in each case, if not included in the Borrowing Base, and (v) each Subsidiary designated as such on Schedule 5.19(a) (as such Schedule is required to be updated in accordance with Section 6.03(e)); provided that (a) any Excluded Subsidiary that is a Subsidiary and becomes an Engine Owner or an Equipment Owner which pledges Collateral to the Collateral Agent subject to the requirements of Sections 6.13 and 6.18 and (b) any Subsidiary that owns a Specified Asset and executes and delivers to the Administrative Agent a Joinder Agreement shall, in each case, immediately be deemed a Loan Party and shall no longer be an Excluded Subsidiary hereunder. “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a Lien to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 10.11 and any other “keepwell”, support or other agreement for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Guarantor, or grant by such Guarantor of a Lien, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a Master Agreement governing more than one Swap Contract, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swap Contracts for which such Guaranty or Lien is or becomes excluded in accordance with the first sentence of this definition. “Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 11.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Sections 3.01(b) or (d), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(f) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA. “Existing Credit Agreement” means that certain Fourth Amended and Restated Credit Agreement dated as of June 7, 2019, among inter alios the Borrower, MUFG Bank, Ltd., as agent, and a syndicate of lenders, as amended, modified or supplemented from time to time. “Extendable Bridge Loans/Interim Debt” means customary “bridge” loans for a debt instrument of a similar type in connection with one or more Qualified Acquisitions, the terms of which may provide for an automatic extension of the maturity date thereof, subject to customary conditions, which conditions

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 27 are substantially comparable to market terms for similarly situated borrowers at the time such documents are entered into (as determined by an Authorized Signatory of the Borrower in good faith), including having a maturity date that is prior to the Maturity Date. “FAA” means the Federal Aviation Administration or any Governmental Authority succeeding to the functions thereof. “Facility” means, at any time, the aggregate amount of the Lenders’ Revolving Commitments at such time. “Facility Termination Date” means the date as of which all of the following shall have occurred: (a) the Aggregate Commitments have terminated, (b) all Obligations have been paid in full (other than contingent indemnification obligations), and (c) all Letters of Credit have terminated or expired (other than Letters of Credit that have been Cash Collateralized or as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the applicable L/C Issuers shall have been made). “FAR” means the Federal Aviation Regulations issued by the FAA as in effect from time to time. “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, as of the date of this Agreement (or any amended or successor version described above) and any intergovernmental agreement (and related fiscal or regulatory legislation, or related official rules or practices) implementing the foregoing. “Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “Fee Letter” means (a) the letter agreement, dated August 8, 2024, between the Borrower, the Administrative Agent and the Arranger and (b) the letter agreement, dated March 9, 2026, between the Borrower, the Administrative Agent and the Arranger. “Financial Statements” means the income statement, balance sheet and statement of cash flows of the Borrower and its Subsidiaries, internally prepared for each fiscal quarter, and audited for each fiscal year, in each case prepared in accordance with GAAP including the notes and schedules thereto. “Flood Hazard Property” means any Specified Real Property that is in an area designated by the Federal Emergency Management Agency as having special flood or mudslide hazards. “Flood Insurance Laws” means, collectively, (a) National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (b) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (c) the

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 28 Biggert–Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto. “Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Free Flow Cash” means, all residual cash flows (i) from WEST or any Special Purpose Financing Vehicle that incurs Future WEST ABS Financing Non-Recourse Indebtedness and (ii) from Willis Warehouse, that are available after all prior payments under or in respect of any cash distribution waterfall pursuant to any WEST Funding Facility, ABS Financing or Willis Warehouse Financing, solely to the extent such residual cash flows, in each case, are paid, transferred or distributed to, received or retained by the Borrower or any Restricted Subsidiary free and clear of all Liens in favor of the applicable lenders, agents or other secured parties under any such WEST, ABS Financing or Willis Warehouse Financing. “Free Flow Cash Collateral Account” has the meaning specified in the Pledge Agreement. “Free Flow Cash Subsidiary” means any Restricted Subsidiary which is required to be paid or is otherwise the recipient of any Free Flow Cash. “Fronting Exposure” means, at any time there is a Defaulting Lender that is a Lender, (a) with respect to any L/C Issuer, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swingline Lender, such Defaulting Lender’s Applicable Percentage of Swingline Loans other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof. “FSHCO” means any Subsidiary if substantially all of the direct or indirect assets of such Subsidiary are Equity Interest (or Equity Interests and Indebtedness) of one or more Foreign Subsidiaries that are treated as a “controlled foreign corporation” within the meaning of Section 957 of the Code or other FSHCOs. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “Funding Indemnity Letter” means a funding indemnity letter, substantially in the form of Exhibit U. “Future WEST ABS Financing Non-Recourse Indebtedness” means the Indebtedness that is Non- Recourse Debt of any future Special Purpose Financing Vehicle that is incurred in connection with future ABS Financing similar to those transactions contemplated by clauses (i) through (v) of the definition of WEST Funding Facility.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 29 “GAAP” means generally accepted accounting principles in the United States set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession) including the FASB Accounting Standards Codification, that are applicable to the circumstances as of the date of determination, consistently applied and subject to Section 1.03. “Generator” shall mean a piece of equipment that combines an aeroderivative turbine engine with other components for the purpose of producing electricity and is manufactured by an Acceptable Generator Manufacturer. “Generator Collateral Documents” means, with respect to any Generator, the Collateral Documents entered into by the relevant Loan Party that is the owner of such Generator creating and granting a security interest in such Generator, in form and substance reasonably satisfactory to the Agents. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra- national bodies such as the European Union or the European Central Bank). “Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of the kind described in clauses (a) through (h) of the definition thereof or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness of the kind described in clauses (a) through (h) of the definition thereof or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed or expressly undertaken by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided, however, that a “Guarantee” shall not include ordinary course indemnities or guaranties included in leases, purchase and sale agreements, repair and maintenance agreements, servicing and other consulting agreements, or ordinary course trade payables or liabilities. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guaranteed Obligations” has the meaning set forth in Section 10.01. “Guarantors” means, collectively, all Subsidiaries of the Borrower that are not Excluded Subsidiaries or, subject to Section 6.13(c), Immaterial Subsidiaries that are or may from time to time become parties to this Agreement pursuant to Section 6.13.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 30 “Guaranty” means, collectively, the Guarantee made by the Guarantors under Article X in favor of the Secured Parties, whether such Guarantor is a party hereto on the Closing Date or, after the Closing Date, becomes a party hereto pursuant to the terms of any Joinder Agreement delivered pursuant to Section 6.13. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, natural gas, natural gas liquids, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, toxic mold, infectious or medical wastes and all other substances, wastes, chemicals, pollutants, contaminants or compounds of any nature in any form regulated pursuant to any Environmental Law. “Head Lease” means a lease between an Engine Owner or Equipment Owner and a Leasing Subsidiary substantially in the form of the sublease between the Leasing Subsidiary and the applicable Lessee. “Hedge Bank” means any Person in its capacity as a party to a Swap Contract that, at the time it enters into a Swap Contract not prohibited under Articles VI or VII, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Swap Contract (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender); provided, in the case of a Secured Hedge Agreement with a Person who is no longer a Lender (or Affiliate of a Lender), such Person shall be considered a Hedge Bank only through the stated termination date (without extension or renewal) of such Secured Hedge Agreement and provided further that for any of the foregoing to be included as a “Secured Hedge Agreement” on any date of determination by the Administrative Agent, the applicable Hedge Bank (other than the Administrative Agent or an Affiliate of the Administrative Agent) must have delivered a Secured Party Designation Notice to the Administrative Agent prior to such date of determination. “Immaterial Subsidiary” means each Subsidiary of the Borrower that the Borrower has elected to designate as an “Immaterial Subsidiary” pursuant to prior written notice to the Collateral Agent. “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money (including Obligations hereunder) and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; (c) net obligations of such Person under any Swap Contract; (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable and purchase price adjustments, earnouts and similar contingent payments payable in the ordinary course of business or otherwise due with respect to Investments permitted hereunder); (e) obligations which would constitute Indebtedness of any other Person (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements),

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 31 whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) all Attributable Indebtedness in respect of Capitalized Leases and Synthetic Lease Obligations of such Person and all Synthetic Debt of such Person; (g) all indebtedness created or arising under any conditional sale or other title retention agreements with respect to property acquired by the Borrower (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); and (h) all Guarantees of such Person in respect of any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall (x) include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person (other than for breach of standard representations and warranties or misapplication of funds or other customary recourse carve-outs for a non- or limited- recourse transaction) and (y) not include (i) ordinary course trade accounts payable, (ii) any Permitted Preferred Stock, (iii) obligations in respect of netting services, overdraft protections and otherwise in connection with deposit accounts, provided such obligations are satisfied on or before the due date therefor, or (iv) any arrangement for treasury, depositary, overdraft, credit or debit card, purchase card or other cash management services provided to Borrower or any of its Subsidiaries or in connection with any transfer or disbursement of funds through an automated clearinghouse or on a same day or immediate or accelerated availability basis or other electronic funds transfer, in each case in the ordinary course of business, provided the obligations with respect any such arrangement are satisfied on or before the due date therefor. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. “Indemnified Taxes” means all (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitee” has the meaning specified in Section 11.04(b). “Information” has the meaning specified in Section 11.07(a). “Interest Payment Date” means, (a) as to any Term SOFR Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided, however, that if any Interest Period for a Term SOFR Loan exceeds three (3) months, the respective dates that fall every three (3) months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan or Swingline Loan, the last Business Day of each March, June, September and December and the Maturity Date of the Facility under which such Loan was made (with Swingline Loans being deemed made under the Facility for purposes of this definition). “Interest Period” means, as to each Term SOFR Loan, the period commencing on the date such Term SOFR Loan is disbursed or converted to or continued as a Term SOFR Loan and ending on the date one (1), three (3) or six (6) months thereafter, as selected by the Borrower in its Loan Notice, or such other period that is twelve months or less requested by the Borrower and consented to by all the Lenders and the Administrative Agent (in the case or each requested Interest Period, subject to availability); provided that:

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 32 (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Term SOFR Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period pertaining to a Term SOFR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (c) no Interest Period shall extend beyond the Maturity Date of the Facility under which such Loan was made. “International Interest” shall have the meaning given to such term in the Cape Town Convention. “International Registry” shall have the meaning given to such term in the Cape Town Convention. “Investment” means, as to any Person (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person (including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor guaranties Indebtedness of such other Person), or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person which constitute all or substantially all of the assets of such Person or of a division, line of business or other business unit of such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested (net of returns), without adjustment for subsequent increases or decreases in the value of such Investment. The following shall not constitute, or be deemed to constitute, Investments: (i) for the avoidance of doubt, finance leases and notes receivable, nor shall (ii) the Acquisition of, or other investment in, any Person formed or incorporated for the sole purpose of owning leasing and/or financing Engines or other aviation equipment. “Investment Grade Lease” means a Lease to a Lessee that maintains a credit rating that is equal to or higher than (i) in the case of Moody’s Investors Service, Inc., Baa3 (or the equivalent), (ii) in the case of Standard & Poor’s Ratings Services, BBB- (or the equivalent) or (iii) in the case of any other rating agency acceptable to the Administrative Agent, a rating equivalent to Baa3 or BBB-, as applicable. “IRS” means the United States Internal Revenue Service. “ISP” means the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time). “Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by any L/C Issuer and the Borrower (or any other Loan Party) or in favor of such L/C Issuer and relating to such Letter of Credit. “Joinder Agreement” means a joinder agreement substantially in the form of Exhibit D executed and delivered in accordance with the provisions of Section 6.13. “L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Revolving Percentage.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 33 “L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Borrowing. “L/C Commitment” means, with respect to each L/C Issuer, the commitment of such L/C Issuer to issue Letters of Credit hereunder. The initial amount of each L/C Issuer’s Letter of Credit Commitment is set forth on Schedule 2.03, or if an L/C Issuer has entered into an Assignment and Assumption or has otherwise assumed a Letter of Credit Commitment after the Closing Date, the amount set forth for such L/C Issuer as its Letter of Credit Commitment in the Register maintained by the Administrative Agent. The Letter of Credit Commitment of the L/C Issuer may be modified from time to time by agreement between such L/C Issuer and the Borrower, and notified to the Administrative Agent. “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof. “L/C Issuer” means with respect to a particular Letter of Credit, (a) each L/C Issuer in its capacity as issuer of such Letter of Credits, or any successor issuer thereof, (b) such other Lender selected by the Borrower pursuant to Section 2.03(p) from time to time to issue such Letter of Credit (provided that no Lender shall be required to become an L/C Issuer pursuant to this clause (b) without such Lender’s consent), or any successor issuer thereof or (c) any Lender selected by the Borrower (with the prior consent of the Administrative Agent) to replace a Lender who is a Defaulting Lender at the time of such Lender’s appointment as an L/C Issuer (provided that no Lender shall be required to become an L/C Issuer pursuant to this clause (c) without such Lender’s consent), or any successor issuer thereof. “L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts (including all L/C Borrowings). For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “LCT Election” has the meaning specified in Section 1.09. “LCT Test Date” has the meaning specified in Section 1.09. “Lease” means, with respect to an Engine or an item of Equipment, any written lease agreement, finance lease, conditional sales agreement, purchase option agreement, general terms agreement or other similar arrangement, as may be in effect with respect to such Engine or item of Equipment between a Lessor, including an Engine Owner, an Equipment Owner or a Leasing Subsidiary, and a Lessee, as such agreement or arrangement may be amended, modified, extended, supplemented, assigned or novated from time to time in accordance with the terms thereof and the Loan Documents. “Leasing Subsidiary” means each of Willis Lease (Ireland) Limited, WLFC (Ireland) Limited and, any other “lease-in/lease-out” Subsidiary (including any Immaterial Subsidiary) of the Borrower to

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 34 which an Engine Owner or Equipment Owner may lease one or more Engines or items of Equipment pursuant to a Head Lease and which are Lessors under Leases of such Engines or Equipment to Lessees. “Leasing Subsidiary Security Agreement” means a leasing subsidiary security agreement substantially in the form attached hereto as Exhibit I, as amended, modified or supplemented from time to time, made by each Leasing Subsidiary in favor of the Collateral Agent, whereby each Leasing Subsidiary collaterally assigns to the Collateral Agent a security interest in all of such Leasing Subsidiary’s rights under subleases of Engines and Equipment. “Lender” means (a) each of the Persons identified as a “Lender” on the signature pages hereto, (b) so long as any Revolving Commitment is in effect, any Person that has a Revolving Commitment at such time or (c) if the Revolving Commitments have terminated or expired, any Person that has a Revolving Loan or a participation in L/C Obligations or Swingline Loans at such time and (d) each other Person that becomes a “Lender” in accordance with this Agreement and (e) each of the foregoing’s successors and assigns, and, unless the context requires otherwise, includes the Swingline Lender. “Lender Party” and “Lender Recipient Party” means collectively, the Lenders, the Swing Line Lenders and the L/C Issuers. “Lending Office” means, as to the Administrative Agent, any L/C Issuer or any Lender, the office or offices of such Person described as such in such Person’s Administrative Questionnaire, or such other office or offices as such Person may from time to time notify the Borrower and the Administrative Agent; which office may include any Affiliate of such Person or any domestic or foreign branch of such Person or such Affiliate. “Lessee” means the lessee of Engines or Equipment subject to a Lease (including a Leasing Subsidiary in its capacity as lessee under a Head Lease). “Lessor” means (i) any Engine Owner or Equipment Owner party to a Lease as lessor and (ii) a Leasing Subsidiary as sublessor under a Lease. “Letter of Credit” means any letter of credit issued hereunder. “Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the applicable L/C Issuer. “Letter of Credit Fee” has the meaning specified in Section 2.03(l). “Letter of Credit Sublimit” means, as of any date of determination, an amount equal to the lesser of (a) $25,000,000 and (b) the Facility; provided that each L/C Issuer’s Letter of Credit Sublimit shall not exceed its L/C Commitment. The Letter of Credit Sublimit is part of, and not in addition to, the Facility. “Leverage Ratio” means as of any date of determination, the ratio of the ratio of Total Debt outstanding to Tangible Net Worth. “Lien” means any mortgage, pledge, hypothecation, collateral assignment, encumbrance, lien (statutory or otherwise), charge, or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property and any financing lease having substantially the same economic effect as any of the foregoing).

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 35 “Limited Condition Transaction” means, in connection with a Qualified Acquisition, (a) any incurrence or issuance of, or prepayment, repayment, redemption, repurchase, defeasance, acquisition, satisfaction and discharge, refinancing or similar payment of, indebtedness, any lien or any capital stock, (b) any acquisition (or proposed acquisition) or investment by the Borrower and/or one or more of its Subsidiaries, including by way of merger, amalgamation, consolidation or similar agreement and (c) the making of any investment or restricted payment, in each case to be consummated or paid on a date subsequent to the declaration thereof or the entering into definitive agreements with respect thereto. “Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a Revolving Loan or a Swingline Loan. “Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) any Joinder Agreement, (d) the Collateral Documents, (e) the Fee Letter, (f) each Issuer Document, (g) any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.14, and (h) all other certificates, agreements, documents and instruments executed and delivered, in each case, by or on behalf of any Loan Party pursuant to the foregoing that are expressly designated as a “Loan Document” (but specifically excluding any Secured Hedge Agreement) and any amendments, modifications or supplements thereto or to any other Loan Document or waivers hereof or to any other Loan Document; provided, however, that for purposes of Section 11.01, “Loan Documents” shall mean this Agreement, any Joinder Agreement and the Collateral Documents. “Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Term SOFR Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit E-1 or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by an Authorized Signatory of the Borrower. “Loan Party” means, collectively, the Borrower and each Guarantor. “Loan Product” means a secured loan made by a Loan Party to an Obligor that such Obligor will, in turn, use to finance such Obligor’s purchase or refinancing of the purchase of Underlying Assets. “Loan Product Documents” means, in respect of a Loan Product, the loan agreement between a Loan Party and an Obligor that evidences a Loan Product, together with all related guarantees, promissory notes, mortgages, security, pledge, collateral assignment or hypothecation agreements and other collateral or credit support documents delivered to the applicable Loan Party in connection therewith. “Local Law Stock Pledge Agreement” means a local law stock pledge, charge or security agreement with respect to the Stock of a Foreign Subsidiary, provided by the Loan Party who owns such Stock of such Foreign Subsidiary in favor of the Collateral Agent whereby the applicable Loan Party pledges to the Collateral Agent at least sixty five percent (65%) of the issued and outstanding Stock of such Foreign Subsidiary owned by such Loan Party. “Maintenance Reserve Payments” means any payment (including any use fee or utilization payment) that is based on the usage of an Engine or which is based on, or in respect of which, the Lessor under a Lease may be obligated to reimburse the Lessee under such Lease for specified maintenance activities with respect to the Engine subject to such Lease.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 36 “Major Currencies” means Dollars, Euro, Australian Dollars, British Pound, Canadian Dollars, Japanese Yen and Swiss Francs and such other currencies that are freely tradeable and convertible to Dollars as may be approved by the Administrative Agent in its reasonable discretion. “Margin Value” means: (i) in the case of Eligible Engines, the value of the sum of (a) 85% multiplied by the Net Book Value of all Eligible Engines that have not been Off-Lease for a period of greater than one hundred eighty (180) days as of the date of determination plus (b) 40% multiplied by the Net Book Value of all other Eligible Engines not described in clause (i)(a) of this definition; (ii) in the case of Eligible Equipment (other than Eligible Corporate Aircraft), the value of the sum of (a) 60% multiplied by the Net Book Value of all Eligible Equipment that have not been Off-Lease for a period of greater than one hundred eighty (180) days as of the date of determination plus (b) 30% multiplied by the Net Book Value of all other Eligible Equipment not described in clause (ii)(a) of this definition; (iii) in the case of Eligible Saleable Assets, the value of 65% multiplied by the Net Book Value of all Eligible Saleable Assets; (iv) in the case of Eligible Corporate Aircraft, the product of 75% multiplied by the Net Book Value of all Eligible Corporate Aircraft; (v) in the case of Eligible Specified Assets (other than Eligible Generators), the product of 65% multiplied by the sum of the Net Book Value of the Specified Real Properties and the Net Book Value of the Specified Vessel; and (vi) in the case of Eligible Generators, the value of the sum of (a) 65% multiplied by the Net Book Value of all Eligible Generators that have not been off-lease for a period of greater than one hundred eighty (180) days as of the date of determination plus (b) 32.5% multiplied by the Net Book Value of all other Eligible Generators not described in clause (vi)(a) of this definition. “Master Agreement” has the meaning set forth in the definition of “Swap Contract.” “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole; or (b) a material adverse effect on (i) the ability of any Loan Party to perform its Obligations under any Loan Document to which it is a party or (ii) the rights, remedies and benefits available to, or conferred upon, the Administrative Agent, the Collateral Agent or any Lender under any Loan Documents taken as a whole. “Maturity Date” means the earliest of (a) March 27, 2031; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day, (b) the date Lenders’ Commitments are terminated and the Obligations (under the Loan Documents) are declared to be due and payable pursuant to Section 8.02, or (c) the date of prepayment in full by the Borrower of the Obligations under the Loan Documents in accordance with the provisions of Section 2.05. “Maximum Leverage Ratio” has the meaning set forth in Section 7.11(b).

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 37 “Maximum Rate” has the meaning specified in Section 11.09. “Measurement Period” means, at any date of determination, the most recently completed four (4) fiscal quarters of the Borrower (including for purposes of any determination required to be made on a Pro Forma Basis). “Minimum Collateral Amount” means, at any time, an amount equal to 102% of the Fronting Exposure of all the L/C Issuers with respect to Letters of Credit issued and outstanding at such time. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Mortgage and Security Agreement” means any Master Mortgage and Security Agreement in the form attached hereto as Exhibit F that may be executed by any Restricted Subsidiary that has satisfied the requirements of Section 6.18. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five (5) plan years, has made or been obligated to make contributions. “Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including the Borrower or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA. “Net Book Value” means, (a) with respect to all Engines and all items of Equipment included in the Borrowing Base, the aggregate value calculated as the lesser of: (i) the sum of the book values of all such Engines and items of Equipment, including any associated maintenance right intangible assets, as determined in accordance with GAAP as set forth on the Borrower and its Subsidiaries financial statements, which for the avoidance of doubt is inclusive of any net investment in Lease receivable (finance or sales-type Lease) or note receivable (failed Sale and Leaseback Transaction) recognized in place of such Engine or item of Equipment’s net book value and (ii) the sum all of such Engines’ Adjusted Base Values and all of such items’ of Equipment Market Values or Parts Market Values, as the case may be, in each case reduced utilizing depreciation methods consistent with current practice and GAAP, and (b) with respect to Specified Assets included in the Borrowing Base, the aggregate value calculated as the lesser of: (i) the sum of the book values of all such Specified Assets determined in accordance with GAAP as set forth on the Borrower and its Subsidiaries financial statements and (ii) the sum of the Specified Asset Market Values for all such Specified Assets, in each case reduced utilizing depreciation methods consistent with current practice and GAAP. “Net Income” means, with respect to any fiscal period, the consolidated net income (or loss) of the Borrower and its Subsidiaries attributable to common shareholders for that period (after Taxes), determined in accordance with GAAP, consistently applied, provided that “Net Income” shall not take into account gains or losses resulting from changes in the fair market value of derivative instruments (within the meaning of Statement of Financial Accounting Standards No. 133). “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 11.01 and (b) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 38 “Non-Recourse Debt” shall mean Indebtedness for which the remedy for nonpayment or non- performance of any obligation or any default (other than for breach of standard representations and warranties or misapplication of funds or other customary recourse carve-outs for a non- or limited- recourse transaction) in respect thereof is limited to (i) specified collateral securing such indebtedness or (ii) to the Special Purpose Financing Vehicle or Excluded Subsidiary obligated thereunder or (iii) both (i) and (ii) and in respect of which the Borrower is not subject to any personal liability (other than for breach of standard representations and warranties, misapplication of funds or other customary recourse carve- outs for a non- or limited recourse transaction). “Note” means a promissory note made by the Borrower in favor of a Lender evidencing Revolving Loans or Swingline Loans, as the case may be, made by such Lender, substantially in the form of Exhibit P. “Notice of Additional L/C Issuer” means a certificate substantially the form of Exhibit V or any other form approved by the Administrative Agent. “Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit T or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by an Authorized Signatory. “Obligations” means (a) all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, or Letter of Credit and (b) all costs and expenses incurred in connection with enforcement and collection of the foregoing, including the fees, charges and disbursements of counsel, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, expenses and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof pursuant to any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, expenses and fees are allowed claims in such proceeding; provided that, without limiting the foregoing, (i) the Obligations of a Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor and (ii) for the avoidance of doubt, Additional Secured Obligations shall not constitute Obligations. “Obligor” means a third-party borrower to whom a Loan Party lends funds in the form of either Loan Products or PDP Loans. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Off-Lease” means, with respect to an Engine or item of Equipment, at the time of determination or for any specified period, not subject to a Lease (or, in respect of an Engine or item of Equipment subject to a Head Lease, not subject to a Lease with a sublessee). “Officer’s Certificate” means a certificate substantially the form of Exhibit L or any other form approved by the Administrative Agent. “Organization Documents” means, (a) with respect to any corporation, the charter or certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement or limited liability company agreement (or equivalent or comparable documents with respect to any non-U.S. jurisdiction); (c) with respect to any

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 39 partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization (or equivalent or comparable documents with respect to any non-U.S. jurisdiction) and (d) with respect to all entities, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization (or equivalent or comparable documents with respect to any non-U.S. jurisdiction). “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06). “Outstanding Amount” means (a) with respect to Revolving Loans and Swingline Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of Revolving Loans and Swingline Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts. “Overnight Rate” means, for any day, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, the L/C Issuers, or the Swingline Lender, as the case may be, in accordance with banking industry rules on interbank compensation. “Owner Trust” means an owner trust created under a Trust Agreement. “Owner Trustee” means Wells Fargo Trust Company, N.A., U.S. Bank National Association, Bank of Utah, or such other bank or trust company reasonably satisfactory to the Administrative Agent and the Collateral Agent acting as trustee under a Trust Agreement. “Owner Trustee Guaranty” means each and collectively those certain Master Owner Trustee Guaranties, in substantially the form attached hereto as Exhibit J with such modifications thereto approved by the Administrative Agent in its reasonable discretion, as amended, modified or supplemented from time to time, made by Owner Trustee in favor of the Collateral Agent, whereby Owner Trustee guaranties performance of the Obligations under the Loan Documents. “Owner Trustee Mortgage and Security Agreement” means, each and collectively, those certain Master Owner Trustee Mortgage and Security Agreements, in substantially the form attached hereto as Exhibit H with such modifications thereto approved by the Administrative Agent in its reasonable discretion, as amended, modified or supplemented from time to time, made by the Borrower in favor of the Collateral Agent, whereby Owner Trustee grants to the Collateral Agent a first priority security interest in that certain Equipment or other collateral as defined therein.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 40 “Participant” has the meaning specified in Section 11.06(d)(i). “Participant Register” has the meaning specified in Section 11.06(d)(ii). “Parts” means components of an aircraft or an Engine, any systems within an aircraft or an Engine that have either been removed from an aircraft or an Engine or have not yet been incorporated into an aircraft or an Engine and any other fixed assets ancillary to the service of an aircraft or Engine. “Parts Market Value” means, with respect to any Parts, the “current market value” (as such term is defined by the International Society of Transport Aircraft Trading (ISTAT)) as determined by the Appraiser. The current market value shall take into consideration of, maintenance status of such assets, current trading history and other methodologies as are consistent with the methodologies utilized in current industry practices, but without taking into account any existing maintenance reserves. “Patriot Act” has the meaning specified in Section 11.19. “PBGC” means the Pension Benefit Guaranty Corporation. “PDP Advance Rate Limitation” means, with respect to a PDP Loan included in the Borrowing Base, an amount not to exceed seventy percent (70%) of the value of the Underlying Asset (as determined based on the lesser of the purchase price of such Underlying Asset (if known) and the list price for such Underlying Asset reasonably available to the Guarantor making such PDP Loan). “PDP Direct Agreements” means any other direct agreements, side letters or other agreements between a Manufacturer and the Guarantor that is the lender of a PDP Loan that are customary for a transaction of this type addressing, among other things, a direct step-in right, purchase and other similar rights of such Guarantor. “PDP Loan” means loans made (or commitments to make loans) by a Loan Party to an Obligor to fund pre-delivery payments for an Underlying Asset to be made by such Obligor to an Acceptable Engine Manufacturer pursuant to a purchase agreement between such Acceptable Engine Manufacturer and such Obligor. “PDP Loan Document” means, in respect of any PDP Loan, the loan agreement between a Loan Party and an Obligor that evidences such PDP Loan, together with all related guarantees, promissory notes, mortgages, security, pledge, collateral assignment or hypothecation agreements, PDP Direct Agreements and other collateral or credit support documents delivered to the applicable Loan Party in connection therewith. “Pension Funding Rules” means the rules of the Code and ERISA regarding minimum funding standards with respect to Pension Plans and set forth in Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan but excluding a Multiemployer Plan) that is maintained or is contributed to by the Borrower and any ERISA Affiliate or with respect to which the Borrower or any ERISA Affiliate has any liability and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 41 “Permitted Change of Control” means any transaction that would otherwise constitute a Change of Control; provided that a Permitted Holder retains Control (either directly or indirectly through its Affiliates) over the Voting Stock acquired in such transaction. “Permitted Holder” means each of Charles F. Willis IV and Austin Willis, any member of each of their respective immediate families, and each of their respective trusts, family limited partnerships or heirs. “Permitted Indebtedness” means: (a) secured Indebtedness, provided that immediately after the incurrence or issuance thereof, the aggregate principal amount then outstanding, determined on a Pro Forma Basis, does not exceed an amount equal to the product of (i) 1.0 and (ii) Consolidated EBITDA determined on a Pro Form Basis for the most recently ended Measurement Period; and (b) unsecured Indebtedness, in any amount; provided that (i) at the time of incurrence of such Indebtedness, no Default has occurred and is continuing and (ii) after giving effect to the incurrence of such Indebtedness, the Borrower would be in compliance with the covenants set forth in Article VII as determined on a Pro Forma Basis. “Permitted Liens” means: (a) Liens securing Taxes (excluding any Lien imposed pursuant to any of the provisions of ERISA that would reasonably be expected to result in a Material Adverse Effect) or the claims of materialmen, mechanics, carriers, repairmen, warehousemen, or landlords or other like Liens, but which (1) are for amounts not yet due, or (2) which are being contested in good faith by appropriate proceedings and for which the Borrower shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP, provided that such contested claims shall not exceed an aggregate amount of $10,000,000.00 or such higher amount as agreed by the Administrative Agent in its reasonable discretion; (b) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under worker’s compensation, unemployment insurance, or similar legislation; (c) Liens constituting encumbrances in the nature of zoning restrictions, easements, and rights of way or restrictions of record on use of real property which do not materially detract from the value of such real property or impair the use thereof in the business of the Borrower; (d) Liens of record existing on the Amendment No. 3 Effective Date and set forth in Schedule 7.01 and any refinancings, restatements, amendment and restatements, replacements, refundings, renewals or extensions of the obligations secured thereby permitted under Section 7.02(b); (e) Liens created under the Loan Documents; (f) the rights of any Lessee or sublessee under any Lease to utilize any Collateral pursuant to the terms of a Lease, including any purchase option or other rights of a Lessee under a finance lease;

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 42 (g) Liens arising in connection with legal or equitable proceedings against the Borrower, which the Borrower is contesting with diligence and good faith and which Liens do not have a Material Adverse Effect; (h) Liens in respect of personal property leases that do not affect any assets included in the Borrowing Base, which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower so as to cause a Material Adverse Effect; (i) any Lien on any asset not included in the Borrowing Base to secure Indebtedness permitted hereunder; (j) Liens securing Indebtedness that has since been repaid in full, which filings the Borrower cannot independently terminate, so long as such Liens are terminated within thirty (30) days of the end of the relevant fiscal quarter, or such longer period as may be agreed by the Administrative Agent in its reasonable discretion; (k) Liens arising out of judgments that do not constitute an Event of Default under this Agreement; (l) any Lien arising by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution in the ordinary course of business; (m) Liens securing Capitalized Lease Obligations on assets subject to such leases provided that such Capitalized Lease Obligations are otherwise permitted under this Agreement; (n) Liens arising from the following types of liabilities of a lessee or any other operator of an Engine, item of Equipment or Specified Asset, so long as such liabilities are either not yet due or are being contested in good faith by appropriate proceedings that do not give rise to any reasonable likelihood of the sale, forfeiture or other loss of such Engine, item of Equipment or Specified Asset, title thereto or the Collateral Agent’s security interest therein or of criminal or unindemnified civil liability on the part of the Borrower, any Lender or any Agent and with respect to which the lessee maintains adequate reserves (in the reasonable judgment of the Borrower): (A) fees or charges of any airport, air or maritime navigation authority, (B) judgments that do not constitute an Event of Default under this Agreement, or (C) salvage or other rights of insurers; (o) Liens on assets not included in the Borrowing Base evidenced by UCC financing statements which are expressly permitted under the terms of the Loan Documents; (p) Liens consisting of deposits or pledges to secure the performance of bids, tenders, trade contracts, public or statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (q) Liens arising on any real property as a result of any eminent domain, condemnation or similar proceeding being commenced with respect to such real property; (r) Liens arising under precautionary UCC filing statements on items in the course of payment or collection;

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 43 (s) Liens in favor of Governmental Authorities securing the obligations of Foreign Subsidiaries in jurisdictions outside the United States; provided, that such Liens are required by such Governmental Authorities in order for such Foreign Subsidiaries to conduct business in such jurisdiction; (t) Liens on cash and Cash Equivalents arising in connection with the defeasance, discharge, redemption or termination (including by way of cash collateralization) of Indebtedness to the extent such defeasance, discharge, redemption or termination is not prohibited by this Agreement; (u) Liens on assets which are not Collateral securing Permitted Indebtedness; and (v) Liens securing Extendable Bridge Loans/Interim Debt, and any refinancings, restatements, amendment and restatements, replacements, refundings, renewals or extensions of the obligations secured thereby permitted under Section 7.02(j); provided however, (x) no such Lien shall be permitted on assets constituting Collateral and (y) such Liens shall not constitute “Permitted Liens” under clause (b) of the definition of “Eligible Asset”, Section 4.03(b), Section 5.20 and Section 6.18. “Permitted Preferred Stock” means preferred Stock of the Borrower or any Subsidiary (a) in existence on the Amendment No. 3 Effective Date, (b) not included in clause (a) that is issued from time to time during the term of this Agreement with a maturity date or which is not mandatorily redeemable prior to September 23, 2031, other than in connection with fundamental change, make-whole fundamental change, change of control, asset sale or other event risk provisions or (c) that refinances, restates, amends and restates, replaces, refunds, renews or extends any of the foregoing. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Placard” shall have the meaning set forth in Section 6.18(b). “Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of the Borrower or any ERISA Affiliate or any such plan to which the Borrower or any ERISA Affiliate is required to contribute on behalf of any of its employees. “Platform” has the meaning specified in Section 6.02. “Pledge Agreement” means that certain Pledge and Security Agreement dated as of the Closing Date, as amended, modified or supplemented from time to time, made by the Loan Parties party thereto in favor of the Collateral Agent. “Pledged Equity” has the meaning specified in the Pledge Agreement. “Prior Agent” has the meaning specified in Section 4.01(h). “Pro Forma Basis” means, with respect to any transaction that, for purposes of determining compliance with the financial covenants, such transaction (including the incurrence of any Indebtedness in connection therewith) shall be deemed to have occurred on and as of the first day of the relevant Measurement Period. In connection with the foregoing and with respect to any

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 44 (a) Acquisition, income statement and cash flow statement items (whether positive or negative) attributable to the property, line of business or the Person subject to such Acquisition shall be included in the results of the Borrower and its Subsidiaries for such Measurement Period; (b) interest accrued during the relevant Measurement Period on, and the principal of, any Indebtedness repaid or to be repaid or refinanced in such transaction shall be excluded from the results of the Borrower and its Subsidiaries for such Measurement Period; (c) any Indebtedness to be incurred or assumed by the Borrower or any Subsidiary in such transaction (A) shall be deemed to have been incurred as of the first day of the applicable Measurement Period, and interest thereon shall be deemed to have accrued from such day on such Indebtedness at the applicable rates provided therefor and (B) if such Indebtedness has a formula or floating rate, shall have an implied rate of interest for the Measurement Period determined by utilizing the rate which is or would be in effect with respect to such Indebtedness at the time of determination; and (d) the above pro forma calculations shall be made in good faith by a financial or accounting officer of the Borrower who is an Authorized Signatory and may include, for the avoidance of doubt, the amount of synergies and cost savings projected by the Borrower from actions taken or expected to be taken during the 12-month period following the date of such transaction, net of the amount of actual benefits theretofore realized during such period from such actions; provided that (i) such amounts are reasonably identifiable, quantifiable and factually supportable in the good faith judgment of the Borrower and the Administrative Agent, (ii) such synergies and cost savings are directly attributable to such transaction and (iii) no amounts shall be added pursuant to this clause (d) to the extent duplicative of any amounts that are otherwise added back in computing Consolidated EBITDA, whether through a pro forma adjustment or otherwise, with respect to such period. “Prospective International Interest” shall have the meaning given to such term in the Cape Town Convention. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning specified in Section 11.21. “Qualified Acquisition” means any Acquisition or Investment (including an acquisition of an aircraft or engine leasing platform, enterprise, business or company) which results in the current or future, direct or indirect ownership interest in Eligible Engines or Eligible Equipment, whether or not such transaction would be carved out of clause (ii) of the final sentence of the definition of “Investment”, that (a) involves the payment consideration in excess of $250,000,000 (or any series of related transactions occurring in the same 90-day period involving the payment of consideration in excess of $250,000,000 in the aggregate) and (b) has been designated by the Borrower as a “Qualified Acquisition” by written notice to the Administrative Agent. “Qualified ECP Guarantor” means, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 45 Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Real Property” means any real property owned, leased or operated by the Borrower, any Owner Trustee, or any Subsidiary of the Borrower, including, for the avoidance of doubt, the Specified Real Properties. “Recipient” means the Administrative Agent, any Lender, any L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder. “Regional Engine” means an aircraft engine which is installed and utilized on a regional aircraft, including any Turboprop Engine. “Register” has the meaning specified in Section 11.06(c). “Registerable Asset” means any Eligible Engine or Eligible Equipment with respect to which ownership thereof, a contract of sale in respect of, a lease of, and/or a security interest therein may be filed with the FAA or registered on the International Registry. “Regulation U” means Regulation U of the FRB, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors, consultants, service providers and representatives of such Person and of such Person’s Affiliates. “Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching into the Environment, or into, from or through any building, structure or facility. “Rent” means any amounts of rent and other amounts due under each Lease. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty (30) day notice period has been waived. “Request for Credit Extension” means (a) with respect to a Borrowing of Revolving Loans, a Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swingline Loan, a Swingline Loan Notice. “Required Lenders” means, at any time, Lenders having Total Revolving Exposures representing more than 50% of the Total Revolving Exposures of all Lenders at such time. The Total Revolving Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time; provided that, the amount of any participation in any Swingline Loan and Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the Swingline Lender or the applicable L/C Issuer, as the case may be, in making such determination. “Rescindable Amount” has the meaning as specified in Section 2.12(b)(ii). “Resignation Effective Date” has the meaning set forth in Section 9.06(a).

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 46 “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restricted Payment” means any dividend, stock repurchase payments or other distribution, direct or indirect, on account of any shares (or equivalent) of any class of Equity Interests of the Borrower or any of its Restricted Subsidiaries, now or hereafter outstanding. “Restricted Subsidiary” means each Subsidiary of the Borrower, other than an Excluded Subsidiary. “Revolving Borrowing” means a borrowing consisting of simultaneous Revolving Loans of the same Type and, in the case of Term SOFR Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01(b). “Revolving Commitment” means, as to each Lender, its obligation to (a) make Revolving Loans to the Borrower pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swingline Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01(b) under the caption “Revolving Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The Revolving Commitment of all of the Lenders on the Amendment No. 3 Effective Date shall be $1,750,000,000. “Revolving Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Loans and such Lender’s participation in L/C Obligations and Swingline Loans at such time. “Revolving Loan” has the meaning specified in Section 2.01(a). “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., and any successor thereto. “Sale and Leaseback Transaction” means, with respect to any Loan Party or any Restricted Subsidiary, any arrangement, directly or indirectly, with any Person whereby such Loan Party or such Restricted Subsidiary shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred. “Sanction(s)” means any applicable sanction administered or enforced by the United States Government (including OFAC and the U.S. Department of State), the United Nations Security Council, the European Union, His Majesty’s Treasury (“HMT”). “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Hedge Agreement” means any interest rate, currency, foreign exchange, or commodity Swap Contract not prohibited under Article VI or VII between any Loan Party and any Hedge Bank. “Secured Obligations” means all Obligations and all Additional Secured Obligations.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 47 “Secured Parties” means, collectively, the Administrative Agent, the Lenders, the L/C Issuers, the Hedge Banks, the Indemnitees and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05. “Secured Party Designation Notice” means a notice from any Lender or an Affiliate of a Lender substantially in the form of Exhibit Q. “Security Deposit” means any cash deposits and other collateral provided by, or on behalf of, a Lessee to secure the obligations of such Lessee under a Lease. “Security Election” means the election made, at any time, by the Administrative Agent in its sole discretion to require, with respect to a Specified Real Property, the satisfaction of the requirements described in Section 4.03(e)(ii). “Shareholders’ Equity” means, as of any date of determination, consolidated shareholders’ equity of the Borrower and its Subsidiaries as of such date, determined in accordance with GAAP. “SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator). “Solvency Certificate” means a solvency certificate in substantially in the form of Exhibit R. “Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Special Purpose Financing Vehicle” means a bankruptcy remote Subsidiary or Affiliate (including any Subsidiary of such Person, Willis Warehouse, WEST and the WEST Subsidiaries) of the Borrower or other Person owned by or at the request of the Borrower (excluding any Owner Trustee which shall have executed and delivered an Owner Trustee Mortgage and Security Agreement) for the sole purpose of issuing notes or issuing or incurring other Indebtedness pursuant to an ABS Financing; provided that any Indebtedness of such Special Purpose Financing Vehicle shall be Non-Recourse Debt. “Specified Asset Lien Search Report” means a lien search report or other abstract of title that is issued by the applicable Government Authority or other Person, as applicable, describing the Liens of records with respect to a Specified Asset, and is customarily relied on by lenders in extending credit secured by Liens against such Specified Asset (e.g., a title report for real estate). “Specified Asset Market Value” means, with respect to a Specified Asset, an amount as determined by the Appraiser to be the amount that would be obtained in an arm’s length cash transaction between willing, able and knowledgeable parties, acting prudently, with an absence of duress and with a reasonable time period available for marketing, adjusted to account for the maintenance status of such

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 48 item of Specified Asset, but without taking into account any existing maintenance reserves, any value attributed to Lease payments, if any, or any Security Deposits under the related Lease, if any. “Specified Asset Owner” means (i) the Borrower or (ii) its Subsidiary, in each case as the owner of the relevant Specified Asset. “Specified Assets” means the Specified Real Properties, Specified Vessel and Generators. “Specified Loan Party” means any Loan Party that is not then an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 10.11). “Specified Real Properties” means those certain parcels of land and/or improvements thereon specified from time to time by the Borrower in writing to and approved (in its reasonable discretion) by the Administrative Agent as a “Specified Real Property.” As of the Amendment No. 3 Effective Date, the Specified Real Properties are located (i) in Coconut Creek, Florida and owned by Coconut Creek Aviation Assets LLC, a Delaware limited liability company and (ii) in Bridgend, Wales, UK and owned by Willis Engine Repair Centre (UK) Limited, a private limited company organized under the laws of England and Wales. “Specified Real Property Collateral Documents” means the Collateral Documents that the Administrative Agent and the Collateral Agent require in connection with the Specified Real Properties being added to the Borrowing Base, including, but not limited to, a first Lien deed of trust or mortgage encumbering the Specified Real Properties, environmental indemnity, all-asset security agreement, assignment of contracts and leases, lender’s policy of title insurance, and such other documents as may reasonably be required, in each case in form and substance reasonably satisfactory to the Agents. “Specified Vessel” means that certain 2010 Holland Jachtbouw Motor Yacht, with MTU model 16V200M72 Engine and two Novurania tenders and one Invincible tender, such motor yacht named “FABULOUS CHARACTER” and registered with the British Registry at the port of George Town, Cayman Islands with official number 742343 in the name of Willis Lease Marine LLC, a Cayman Islands limited liability company. “Specified Vessel Collateral Documents” means, with respect to the Specified Vessel being added to the Borrowing Base, (i) a deed of covenants, (ii) a first priority statutory ship mortgage and (iii) a vessel transcript evidencing the Collateral Agent’s Lien on the Specified Vessel, in each case in form and substance reasonably satisfactory to the Agents, save for the vessel transcript which will be issued in the form provided by the Cayman Islands Shipping Registry. “Stage III” means, with respect to any aircraft or engine, any aircraft or engine which, at the time of its manufacture, was compliant with the noise regulations set forth in FAR Part 36. “Standard of Care” means the customary practice of Borrower and its Subsidiaries, in effect from time to time, in the good faith exercise of their reasonable prudent business judgment. “Stock” means all of the authorized, and the issued and outstanding, stock, shares, partnership interests, limited liability company membership interests or other Equity Interests held by the relevant entity. “Stock Power” means collectively, and each individually, those certain Stock Powers executed by the Borrower in favor of the Collateral Agent in connection with the Pledge Agreement or any Local Law Stock Pledge Agreement.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 49 “Subordinated Obligation” means Indebtedness incurred by any Loan Party which by its terms (a) is subordinated in right of payment to the prior payment of the Obligations and (b) contains other terms, including standstill, interest rate, maturity and amortization, and insolvency-related provisions, in all respects acceptable to the Administrative Agent in its sole discretion. “Subsequent Transaction” has the meaning specified in Section 1.09. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of Voting Stock is at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower. “Successor Rate” has the meaning specified in Section 3.03(b). “Supported QFC” has the meaning specified in Section 11.21. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Obligations” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Swingline Borrowing” means a borrowing of a Swingline Loan pursuant to Section 2.04. “Swingline Commitment” means, as to any Lender (a) the amount set forth opposite such Lender’s name on Schedule 2.01 or (b) if such Lender has entered into an Assignment and Assumption or has otherwise assumed a Swingline Commitment after the Closing Date, the amount set forth for such Lender as its Swingline Commitment in the Register maintained by the Administrative Agent pursuant to Section 11.06(c).

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 50 “Swingline Lender” means Bank of America in its capacity as provider of Swingline Loans, or any successor swingline lender hereunder. “Swingline Loan” has the meaning specified in Section 2.04(a). “Swingline Loan Notice” means a notice of a Swingline Borrowing pursuant to Section 2.04(b), which shall be substantially in the form of Exhibit E-2 or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by an Authorized Signatory of the Borrower. “Swingline Sublimit” means an amount equal to the lesser of (a) $75,000,000 and (b) the Facility. The Swingline Sublimit is part of, and not in addition to, the Facility. “Synthetic Debt” means, with respect to any Person as of any date of determination thereof, all obligations of such Person in respect of transactions entered into by such Person that are intended to function primarily as a borrowing of funds are not otherwise included in the definition of “Indebtedness” or as a liability on the Consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP. “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property (including Sale and Leaseback Transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “Tangible Net Worth” means on any date of determination, the following with respect to the Borrower and its Subsidiaries on a consolidated basis: (a) the sum of the total assets less the total liabilities minus (b) intangibles (excluding (i) gains and losses from fair value of derivatives charges whether or not included in other comprehensive income or net income on such date, all as determined in accordance with GAAP, consistently applied and (ii) any intangibles arising under clause (x) of the definition of Consolidated EBITDA). Notwithstanding the foregoing, to the extent constituting a liability on the Borrower’s balance sheet as determined in accordance with GAAP, consistently applied, the Permitted Preferred Stock shall be excluded as a liability in the calculation of Tangible Net Worth. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR” means: (a) for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two (2) U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two (2) U.S. Government Securities Business

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 51 Days prior to such date with a term of one month commencing that day; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto; provided that if the Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, the Term SOFR shall be deemed zero for purposes of this Agreement. “Term SOFR Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of Term SOFR. “Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time). “Three Primary Lessees” means the three Lessees under Leases which, at the time of determination, have leased (whether under one or more Leases) the highest percentages of the Engines and Equipment described in clause (II)(ii)(J) of the proviso to the definition of Borrowing Base, based on Net Book Value, of all Eligible Engines and Eligible Equipment. “Threshold Amount” means $75,000,000. “Total Credit Exposure” means, as to any Lender at any time, the unused Commitments and Revolving Exposure of such Lender at such time. “Total Debt” means, with respect to the Borrower and its Subsidiaries, all Indebtedness described in clause (a) of the definition thereof (excluding, for the avoidance of doubt, contingent reimbursement obligations for undrawn letters of credit, surety bonds and similar obligations) and Attributable Indebtedness described in clause (a) of the definition thereof; minus 100% of any WEST Restricted Proceeds; provided, however, that any Indebtedness (i) for which the Borrower or its Subsidiaries are contractually obligated to make a prepayment and funds have been set aside for such prepayment but such prepayment has not yet been made; or (ii) of one or more Excluded Subsidiaries of the Borrower that is (A) Non-Recourse Debt of such Excluded Subsidiaries, (B) not a liability on the Consolidated balance sheet of the Borrower in accordance with GAAP and (C) relates to existing or future fund structures sponsored by the Borrower that include third party limited partners or other investors who are not Affiliates of the Borrower, shall not, in either of the foregoing clauses (i) or (ii) of this proviso be deemed to be Total Debt or be outstanding for purposes of calculating the Maximum Leverage Ratio. “Total Revolving Exposure” means, as to any Lender at any time, the unused Commitments and Revolving Exposure of such Lender at such time. “Total Revolving Outstandings” means, as of any date of determination, the aggregate Outstanding Amount of all Revolving Loans, Swingline Loans and L/C Obligations as of such date. “Trade Date” has the meaning specified in Section 11.06(b)(i)(B). “Transactional User Entity” is defined in the Regulations for the International Registry.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 52 “Trust Agreement” means, each and collectively, those certain Trust Agreements entered into prior to the date hereof and any Trust Agreements entered into after the date hereof, each of which Trust Agreements shall be substantially in the form attached hereto as Exhibit K with such modifications thereto approved by the Administrative Agent in its reasonable discretion, by and between Owner Trustee, as owner trustee, and the Borrower or a Restricted Subsidiary, as the sole beneficiary, as each such Trust Agreement is amended, supplemented or otherwise modified from time to time, whereby the parties agreed, among other things, that Owner Trustee shall act as trustee with respect to the “Equipment” or “Engine” and “Lease Agreement” as defined therein and by and between Owner Trustee, as owner trustee, and the Borrower or a Restricted Subsidiary, as the sole beneficiary, as each Trust Agreement is amended, supplemented or otherwise modified from time to time, whereby the parties agreed, among other things, that Owner Trustee shall act as trustee with respect to the “Equipment” or “Engine” and “Lease Agreement” as defined therein. “Turboprop Engine” means a gas turbine engine used in aircraft with at least 550 rated shaft horsepower. “Type” means, with respect to a Loan, its character as a Base Rate Loan or a Term SOFR Loan. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Loan Party” means any Loan Party that is organized under the laws of the United States, any state thereof for the District of Columbia. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Special Resolution Regimes” has the meaning specified in Section 11.21. “U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(f)(ii)(B)(3). “UCC” means the Uniform Commercial Code as in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non- perfection or priority. “UCP” means the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time). “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 53 “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Underlying Asset” means any Engine that has been or is in the process of being manufactured by an Acceptable Engine Manufacturer and that is being purchased or is to be purchased by an Obligor. “United States” and “U.S.” mean the United States of America. “Unreimbursed Amount” has the meaning specified in Section 2.03(f). “Unused Line Fee” means that fee set forth in Section 2.09(a). “Voting Stock” means, with respect to any Person, Equity Interests issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right to so vote has been suspended by the happening of such contingency. “WEST” means (i) WEST III, (ii) WEST V, (iii) WEST VI, (iv) WEST VII, (v) WEST VIII, or (vi) WEST IX, in each case in its capacity as the issuer of the indebtedness referenced under any of the clauses (i), (ii), (iii), (iv), (v) or (vi) of the definition of “WEST Funding Facility.” “WEST III” means Willis Engine Structured Trust III, a Delaware statutory trust which is a Wholly-Owned Subsidiary of the Borrower. “WEST V” means Willis Engine Structured Trust V, a Delaware statutory trust which is a Wholly- Owned Subsidiary of the Borrower. “WEST VI” means Willis Engine Structured Trust VI, a Delaware statutory trust which is a Wholly-Owned Subsidiary of the Borrower. “WEST VII” means Willis Engine Structured Trust VII, a Delaware statutory trust which is a Wholly-Owned Subsidiary of the Borrower. “WEST VIII” means Willis Engine Structured Trust VIII, a Delaware statutory trust which is a Wholly-Owned Subsidiary of the Borrower. “WEST IX” means Willis Engine Structured Trust IX, a Delaware statutory trust which is a Wholly-Owned Subsidiary of the Borrower. “WEST Administrative Agency Agreement” means (i) that certain Administrative Agency Agreement dated as of August 4, 2017 among WEST III, the Borrower, Deutsche Bank Trust Company Americas and each Managed Group Member as defined therein and made a party thereto, as amended, waived, restated, supplemented or otherwise modified from time to time, (ii) that certain Administrative Agency Agreement dated as of March 3, 2020 among WEST V, the Borrower, Deutsche Bank Trust Company Americas and each Managed Group Member as defined therein and made a party thereto, as amended, waived, restated, supplemented or otherwise modified from time to time, (iii) that certain Administrative Agency Agreement dated as of May 17, 2021 among WEST VI, the Borrower, U.S. Bank National Association and each Managed Group Member as defined therein and made a party thereto, as amended, waived, restated, supplemented or otherwise modified from time to time, (iv) that certain Administrative Agency Agreement dated as of October 31, 2023 among WEST VII, the Borrower, U.S. Bank National Association and each Managed Group Member as defined therein and made a party

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 54 thereto, as amended, waived, restated, supplemented or otherwise modified from time to time, (v) that certain Administrative Agency Agreement dated as of June 18, 2025 among WEST VIII, the Borrower, U.S. Bank National Association and each Managed Group Member as defined therein and made a party thereto, as amended, waived, restated, supplemented or otherwise modified from time to time, (vi) that certain Administrative Agency Agreement dated as of December 23, 2025 among WEST IX, the Borrower, U.S. Bank National Association and each Managed Group Member as defined therein and made a party thereto, as amended, waived, restated, supplemented or otherwise modified from time to time; and (vii) such similar agreement(s) entered into with respect to Future WEST ABS Financing Non- Recourse Indebtedness. “WEST Funding Facility” means, collectively or individually, (i) the transactions contemplated by that certain Trust Indenture dated as of August 4, 2017, by and between WEST III, Deutsche Bank Trust Company Americas, as the operating bank and trustee, the Borrower, as the administrative agent and BNP Paribas, acting through its New York branch, as the initial liquidity facility provider, as amended, waived, restated, supplemented, or otherwise modified from time to time, (ii) the transactions contemplated by that certain Amended and Restated Trust Indenture dated as of March 3, 2020, by and between WEST V, Deutsche Bank Trust Company Americas, as the operating bank and trustee, the Borrower, as the administrative agent and Bank of America, N.A., as the initial liquidity facility provider, as amended, waived, restated, supplemented, or otherwise modified from time to time, (iii) the transactions contemplated by that certain Trust Indenture dated as of May 17, 2021, by and between WEST VI, U.S. Bank National Association, as the operating bank and trustee, the Borrower, as the administrative agent and Bank of America, N.A., as the initial liquidity facility provider, as amended, waived, restated, supplemented, or otherwise modified from time to time, (iv) the transactions contemplated by that certain Trust Indenture dated as of October 31, 2023, by and between WEST VII, U.S. Bank National Association, as the operating bank and trustee, the Borrower, as the administrative agent and Bank of America, N.A., as the initial liquidity facility provider, as amended, waived, restated, supplemented, or otherwise modified from time to time, (v) the transactions contemplated by that certain Trust Indenture dated as of June 18, 2025, by and between WEST VIII, U.S. Bank National Association, as the operating bank and trustee, the Borrower, as the administrative agent and MUFG Bank, Ltd., as the initial liquidity facility provider, as amended, waived, restated, supplemented, or otherwise modified from time to time, (vi) the transactions contemplated by that certain Trust Indenture dated as of December 23, 2025, by and between WEST IX, U.S. Bank National Association, as the operating bank and trustee, the Borrower, as the administrative agent and Bank of America, N.A., as the initial liquidity facility provider, as amended, waived, restated, supplemented, or otherwise modified from time to time; and (vii) such similar agreement(s) entered into with respect to Future WEST ABS Financing Non-Recourse Indebtedness. “WEST Owner Trusts” means the owner trusts in which WEST or a WEST Subsidiary holds 100% of the beneficial interest. “WEST Restricted Proceeds” means, as of any date of determination, the aggregate proceeds of any WEST Funding Facility then on deposit or otherwise maintained in any restricted “asset purchase account” or other restricted account of WEST or any other issuer under a WEST Funding Facility that are not, in accordance with the terms of the applicable WEST Funding Facility, permitted to be released to the Borrower until the engines or other equipment and related leases are transferred or novated, as applicable, to WEST or such other issuer under a WEST Funding Facility. “WEST Servicing Agreement” means (i) that certain Servicing Agreement dated as of August 4, 2017, by and among the Borrower, as servicer and the administrative agent, WEST III, and each member of the Serviced Group as defined therein and made a party thereto, as amended, waived, restated, supplemented, or otherwise modified from time to time, (ii) that certain Amended and Restated Servicing

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 55 Agreement dated as of March 3, 2020, by and among the Borrower, as servicer and the administrative agent, WEST V, and each member of the Serviced Group as defined therein and made a party thereto, as amended, waived, restated, supplemented, or otherwise modified from time to time, (iii) that certain Servicing Agreement dated as of May 17, 2021, by and among the Borrower, as servicer and the administrative agent, WEST VI, and each member of the Serviced Group as defined therein and made a party thereto, as amended, waived, restated, supplemented, or otherwise modified from time to time, (iv) that certain Servicing Agreement dated as of October 31, 2023, by and among the Borrower, as servicer and the administrative agent, WEST VII, and each member of the Serviced Group as defined therein and made a party thereto, as amended, waived, restated, supplemented, or otherwise modified from time to time, (v) that certain Servicing Agreement dated as of June 18, 2025, by and among the Borrower, as servicer and the administrative agent, WEST VIII, and each member of the Serviced Group as defined therein and made a party thereto, as amended, waived, restated, supplemented, or otherwise modified from time to time, (vi) that certain Servicing Agreement dated as of December 23, 2025, by and among the Borrower, as servicer and the administrative agent, WEST IX, and each member of the Serviced Group as defined therein and made a party thereto, as amended, waived, restated, supplemented, or otherwise modified from time to time; and (vii) such similar agreement(s) entered into with respect to Future WEST ABS Financing Non-Recourse Indebtedness. “WEST Subsidiaries” means collectively, each legal entity owned by WEST or in respect of which WEST or a Subsidiary of WEST holds 100% of the beneficial interest, including the WEST Owner Trusts. “Wholly-Owned Subsidiary” means a Subsidiary of the Borrower, 100% of the capital stock or other equity interest of which is owned, directly or indirectly, by the Borrower, except for director’s qualifying shares required by Applicable Laws. “Willis Lease (China) Limited” means Willis Lease (China) Limited, a limited liability company formed under the laws of the People’s Republic of China. “Willis Lease (China) Limited Financing Facility” means one or more financing arrangements entered into by Willis Lease (China) Limited in an amount not to exceed One Hundred Million and 00/100 Dollars ($100,000,000.00) for general corporate purposes, including financing spare aircraft engines and equipment. “Willis Warehouse” means Willis Warehouse Facility LLC, a Delaware limited liability company. “Willis Warehouse Financing” means the transactions contemplated by that certain Credit Agreement, dated as of May 3, 2024, among Willis Warehouse, as the borrower, the Lender’s party thereto, Bank of Utah, as security trustee and administrative agent and Bank of America, N.A., as facility agent, as amended, waived, restated, supplemented, or otherwise modified from time to time. “WMES” means Willis Mitsui & Co Engine Support Limited. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 56 person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including the Loan Documents and any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, modified, extended, restated, replaced or supplemented from time to time (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory rules, regulations, orders and provisions consolidating, amending, replacing or interpreting such law and any reference to any law, rule or regulation shall, unless otherwise specified, refer to such law, rule or regulation as amended, modified, extended, restated, replaced or supplemented from time to time, (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vii) the word “or” is not exclusive. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (d) Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 57 1.03 Accounting Terms; Changes in GAAP; Pro Forma Treatment. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded. (b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. (c) Pro Forma Treatment. Notwithstanding Section 1.03(a) or Section 1.03(b), the parties hereto acknowledge and agree that (i) all calculations of the of the financial covenants set forth in Section 7.11 and for purposes of determining the Applicable Rate shall be made on a Pro Forma Basis with respect to any Acquisition or other transaction that would generate projected synergies and cost savings and (ii) for the avoidance of doubt, dispositions and ordinary course portfolio acquisitions, dispositions other asset trading operations shall not be calculated on a Pro Forma Basis. 1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.05 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). 1.06 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 58 deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. For clarity, the calculation of the amount of such Letter of Credit shall take into account any reduction on account of (a) any permanent reduction of such Letter of Credit or (b) any amount that is drawn, reimbursed and no longer available under such Letter of Credit. 1.07 Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including any Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service. 1.08 UCC Terms. Terms defined in the UCC in effect on the Closing Date and not otherwise defined herein shall, unless the context otherwise indicates, have the meanings provided by those definitions. Subject to the foregoing, the term “UCC” refers, as of any date of determination, to the UCC then in effect. 1.09 Limited Condition Transaction. Notwithstanding anything to the contrary herein, in connection with any action (including the incurrence of any Indebtedness or Liens, the making of any Investment, Acquisition, Restricted Payment or compliance with other negative covenants) being taken in connection with a Limited Condition Transaction, for purposes of (i) determining compliance with any provision of this Agreement which requires the calculation of any financial ratio, compliance with any covenant or other test on a Pro Forma Basis; (ii) testing availability under baskets set forth in this Agreement (including baskets determined by reference to Consolidated EBITDA, Net Income, Tangible Net Worth or total assets) after giving effect to the Limited Condition Transaction on a Pro Forma Basis, or (iii) determining whether a Default or Event of Default has occurred and is continuing, compliance with a covenant or the accuracy of any representation or warranty contained in the Loan Documents, in each case in connection with a Limited Condition Transaction; in each case, at the option of the Borrower (an “LCT Election”), the date of determination of whether any such action is permitted hereunder shall be deemed to be the date the definitive agreement for such Qualified Acquisition is entered into (the “LCT Test Date”) after giving effect to such Limited Condition Transaction on a Pro Forma Basis and the other transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) as if they occurred at the beginning of the applicable Measurement Period, and, for the avoidance

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 59 of doubt, if any of such ratios or amounts are exceeded or breached as a result of fluctuations in such ratio or amount including due to fluctuations in Consolidated EBITDA of the Borrower or the Person subject to such Limited Condition Transaction, at or prior to the consummation of the relevant transaction or action, such ratios will not be deemed to have failed to have been satisfied as a result of such fluctuations. If the Borrower has made an LCT Election for any Limited Condition Transaction, then in connection with any calculation of any ratio, test or basket availability with respect to the incurrence of Indebtedness or Liens, the making of Restricted Payments, the making of any Investments or merger that, in each such subsequent incurrence or making, were not previously covered by a LCT Election (each, a “Subsequent Transaction”) following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the date that the definitive agreement or irrevocable notice for such Limited Condition Transaction is terminated, revoked or expires without consummation of such Limited Condition Transaction, for purposes of determining whether such Subsequent Transaction is permitted under this Agreement, any such ratio, test or basket shall be required to be satisfied on a Pro Forma Basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated. Notwithstanding anything in this Agreement or any Loan Document to the contrary, if the Borrower or its Subsidiaries (x) incurs Indebtedness, creates Liens, makes Investments or Restricted Payments, or repays any Indebtedness in connection with any Limited Condition Transaction under a ratio-based basket and (y) incurs Indebtedness, creates Liens, makes Investments or Restricted Payments, or repays any Indebtedness in connection with such Limited Condition Transaction under a non-ratio-based basket (which shall occur simultaneously with the events in clause (x) above), then the applicable ratio will be calculated with respect to any such action under the applicable ratio-based basket without regard to any such action under such non-ratio-based basket made in connection with such Limited Condition Transaction. ARTICLE II COMMITMENTS AND CREDIT EXTENSIONS 2.01 Loans. (a) Revolving Borrowings. Subject to the terms and conditions set forth herein, each Lender severally, not jointly, agrees to make loans (each such loan, a “Revolving Loan”) to the Borrower, in Dollars, from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Commitment; provided, however, that after giving effect to any Revolving Borrowing, (a) the Total Revolving Outstandings shall not exceed the lesser of the Revolving Commitment of all the Lenders and the Borrowing Base, and (b) the Revolving Exposure of any Lender shall not exceed such Lender’s Revolving Commitment. Within the limits of each Lender’s Revolving Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow Revolving Loans, prepay under Section 2.05, and reborrow under this Section 2.01(b). Revolving Loans may be Base Rate Loans or Term SOFR Loans, as further provided herein; provided, however, any Revolving Borrowings made on the Closing Date or any of the three (3) Business Days following the Closing Date shall be made as Base Rate Loans unless the Borrower delivers a Funding Indemnity Letter not less than three (3) Business Days prior to the date of such Revolving Borrowing. 2.02 Borrowings, Conversions and Continuations of Loans. (a) Notice of Borrowing. Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Term SOFR Loans shall be made upon the Borrower’s

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 60 irrevocable notice to the Administrative Agent, which may be given by: (i) telephone or (ii) delivery of a Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Loan Notice. Each such Loan Notice must be received by the Administrative Agent not later than 1:00 p.m. (A) two (2) Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Term SOFR Loans or of any conversion of Term SOFR Loans to Base Rate Loans, and (B) on the requested date of any Borrowing of Base Rate Loans; provided, however, that if the Borrower wishes to request Term SOFR Loans having an Interest Period other than one, three or six months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Administrative Agent not later than 1:00 p.m. four (4) Business Days prior to the requested date of such Borrowing, conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. Not later than 1:00 p.m., three (3) Business Days before the requested date of such Borrowing, conversion or continuation, the Administrative Agent shall notify the Borrower (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders and the Administrative Agent. Each Borrowing of, conversion to or continuation of Term SOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.03(f) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Loan Notice and each telephonic notice shall specify (I) the Facility and whether the Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Loans, as the case may be, under such Facility, (II) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (III) the principal amount of Loans to be borrowed, converted or continued, (IV) the Type of Loans to be borrowed or to which existing Loans are to be converted, and (V) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Term SOFR Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month. Notwithstanding anything to the contrary herein, a Swingline Loan may not be converted to a Term SOFR Loan. (b) Advances. Following receipt of a Loan Notice for a Facility, the Administrative Agent shall promptly notify each Appropriate Lender of the amount of its Applicable Percentage under such Facility of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Appropriate Lender of the details of any automatic conversion to Base Rate Loans described in Section 2.02(a). In the case of a Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. with respect to any Borrowing of, conversion to or continuation of Term SOFR Loans or 3:00 p.m. with respect to any Borrowing of, conversion to or continuation of Base Rate Loans on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided,

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 61 however, that if, on the date a Loan Notice with respect to a Revolving Borrowing is given by the Borrower, there are L/C Borrowings outstanding, then the proceeds of such Revolving Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to the Borrower as provided above. (c) Term SOFR Loans. Except as otherwise provided herein, a Term SOFR Loan may be continued or converted only on the last day of an Interest Period for such Term SOFR Loan. During the existence of a Default, no Loans may be requested as, converted to or continued as Term SOFR Loans without the consent of the Required Lenders, and the Required Lenders may demand that any or all of the outstanding Term SOFR Loans be converted immediately to Base Rate Loans. (d) Interest Rates. Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. (e) Interest Periods. After giving effect to all Revolving Borrowings, all conversions of Revolving Loans from one Type to the other, and all continuations of Revolving Loans as the same Type, there shall not be more than ten (10) Interest Periods in effect in respect of the Facility. (f) Cashless Settlement Mechanism. Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all or the portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender. (g) SOFR Conforming Changes. With respect to SOFR or Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time, in consultation with the Borrower, and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective. 2.03 Letters of Credit. (a) The Letter of Credit Commitment. Subject to the terms and conditions set forth herein, in addition to the Loans provided for in Section 2.01, the Borrower may request that an L/C Issuer, in reliance on the agreements of the Lenders set forth in this Section 2.03, issue, at any time and from time to time during the Availability Period, Letters of Credit denominated in Dollars for its own account or the account of any of its Restricted Subsidiaries in such form as is acceptable to the Administrative Agent and such L/C Issuer in its reasonable determination. Letters of Credit issued hereunder shall constitute utilization of the Revolving Commitments. (b) Notice of Issuance, Amendment, Extension, Reinstatement or Renewal. (i) To request the issuance of a Letter of Credit (or the amendment of the terms and conditions, extension of the terms and conditions, extension of the expiration date, or reinstatement of amounts paid, or renewal of an outstanding Letter of Credit), the

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 62 Borrower shall deliver (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable L/C Issuer) to an L/C Issuer selected by it and to the Administrative Agent not later than 2:00 p.m. at least two (2) Business Days (or such later date and time as the Administrative Agent and such L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, extended, reinstated or renewed, and specifying the date of issuance, amendment, extension, reinstatement or renewal (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with Section 2.03(d)), the amount of such Letter of Credit, the name and address of the beneficiary thereof, the purpose and nature of the requested Letter of Credit and such other information as shall be necessary to prepare, amend, extend, reinstate or renew such Letter of Credit. If requested by the applicable L/C Issuer, the Borrower also shall submit a letter of credit application and reimbursement agreement on such L/C Issuer’s standard form in connection with any request for a Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application and reimbursement agreement or other agreement submitted by the Borrower to, or entered into by the Borrower with, an L/C Issuer relating to any Letter of Credit, the terms and conditions of this Agreement shall control. (c) Limitations on Amounts, Issuance and Amendment. A Letter of Credit shall be issued, amended, extended, reinstated or renewed only if (and upon issuance, amendment, extension, reinstatement or renewal of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, extension, reinstatement or renewal (w) the aggregate amount of the outstanding Letters of Credit issued by any L/C Issuer shall not exceed its L/C Commitment, (x) the aggregate L/C Obligations shall not exceed the Letter of Credit Sublimit, (y) the Revolving Exposure of any Lender shall not exceed its Revolving Commitment and (z) the Total Revolving Exposure shall not exceed the total Revolving Commitments. (i) No L/C Issuer shall be under any obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing the Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon such L/C Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such L/C Issuer in good faith deems material to it; (B) the issuance of such Letter of Credit would violate one or more policies of such L/C Issuer applicable to letters of credit generally;

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 63 (C) except as otherwise agreed by the Administrative Agent and such L/C Issuer, the Letter of Credit is in an initial stated amount less than $100,000, in the case of a commercial Letter of Credit, or $500,000, in the case of a standby Letter of Credit; (D) any Lender is at that time a Defaulting Lender, unless such L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to such L/C Issuer (in its sole discretion) with the Borrower or such Lender to eliminate such L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.15(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which such L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion; or (E) the Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder. (ii) No L/C Issuer shall be under any obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit. (d) Expiration Date. Each Letter of Credit shall have a stated expiration date no later than the earlier of (i) the date twelve (12) months after the date of the issuance of such Letter of Credit (or, in the case of any extension of the expiration date thereof, whether automatic or by amendment, twelve months after the then-current expiration date of such Letter of Credit) and (ii) the date that is five (5) Business Days prior to the Maturity Date. (e) Participations. (i) By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount or extending the expiration date thereof), and without any further action on the part of the applicable L/C Issuer or the Lenders, such L/C Issuer hereby grants to each Lender, and each Lender hereby acquires from such L/C Issuer, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this Section 2.03(e)(i) in respect of Letters of Credit is absolute, unconditional and irrevocable and shall not be affected by any circumstance whatsoever, including any amendment, extension, reinstatement or renewal of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments. (ii) In consideration and in furtherance of the foregoing, each Lender hereby absolutely, unconditionally and irrevocably agrees to pay to the Administrative Agent, for account of the applicable L/C Issuer, such Lender’s Applicable Percentage of each L/C Disbursement made by an L/C Issuer not later than 1:00 p.m. on the Business Day specified in the notice provided by the Administrative Agent to the Lenders pursuant to Section 2.03(f) until such L/C Disbursement is reimbursed by the Borrower or at any time after any reimbursement payment is required to be refunded to the Borrower for any reason, including after the Maturity Date. Such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each such payment shall be

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 64 made in the same manner as provided in Section 2.02 with respect to Loans made by such Lender (and Section 2.02 shall apply, mutatis mutandis, to the payment obligations of the Lenders pursuant to this Section 2.03), and the Administrative Agent shall promptly pay to the applicable L/C Issuer the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to Section 2.03(f), the Administrative Agent shall distribute such payment to the applicable L/C Issuer or, to the extent that the Lenders have made payments pursuant to this Section 2.03(e) to reimburse such L/C Issuer, then to such Lenders and such L/C Issuer as their interests may appear. Any payment made by a Lender pursuant to this Section 2.03(e) to reimburse an L/C Issuer for any L/C Disbursement shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such L/C Disbursement. (iii) Each Lender further acknowledges and agrees that its participation in each Letter of Credit will be automatically adjusted to reflect such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit at each time such Lender’s Commitment is amended pursuant to the operation of Section 2.16, as a result of an assignment in accordance with Section 11.06 or otherwise pursuant to this Agreement. (iv) If any Lender fails to make available to the Administrative Agent for the account of the applicable L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(e), then, without limiting the other provisions of this Agreement, the applicable L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the greater of the applicable Overnight Rate and a rate determined by the applicable L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by such L/C Issuer in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Loan included in the relevant Revolving Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of any L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(e)(iv) shall be conclusive absent manifest error. (f) Reimbursement. If an L/C Issuer shall make any L/C Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such L/C Issuer in respect of such L/C Disbursement by paying to the Administrative Agent an amount equal to such L/C Disbursement not later than 12:00 noon on (i) the Business Day that the Borrower receives notice of such L/C Disbursement, if such notice is received prior to 10:00 a.m. or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time, provided that, if such L/C Disbursement is not less than $1,000,000, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.02 or Section 2.04 that such payment be financed with a Borrowing of Base Rate Loans or Swingline Loan in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Borrowing of Base Rate Loans or Swingline Loan. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Lender of the applicable L/C Disbursement, the payment then due from the Borrower in respect thereof (the “Unreimbursed Amount”) and such Lender’s

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 65 Applicable Percentage thereof. Promptly upon receipt of such notice, each Lender shall pay to the Administrative Agent its Applicable Percentage of the Unreimbursed Amount pursuant to Section 2.03(e)(ii), subject to the amount of the unutilized portion of the aggregate Revolving Commitments. Any notice given by any L/C Issuer or the Administrative Agent pursuant to this Section 2.03(f) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. (g) Obligations Absolute. The Borrower’s obligation to reimburse L/C disbursements as provided in Section 2.03(f) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of: (i) any lack of validity or enforceability of this Agreement, any other Loan Document or any Letter of Credit, or any term or provision herein or therein; (ii) the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Restricted Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), any L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement in such draft or other document being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) waiver by any L/C Issuer of any requirement that exists for such L/C Issuer’s protection and not the protection of the Borrower or any waiver by such L/C Issuer which does not in fact materially prejudice the Borrower; (v) honor of a demand for payment presented electronically even if such Letter of Credit required that demand be in the form of a draft; (vi) any payment made by any L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under such Letter of Credit if presentation after such date is authorized by the UCC, the ISP or the UCP, as applicable; (vii) payment by the applicable L/C Issuer under a Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit; or any payment made by any L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 66 (viii) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.03, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. (h) Examination. The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will immediately notify the applicable L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against each L/C Issuer and its correspondents unless such notice is given as aforesaid. (i) Liability. None of the Administrative Agent, the Lenders, any L/C Issuer, or any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit by the applicable L/C Issuer or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation or any consequence arising from causes beyond the control of the applicable L/C Issuer; provided that the foregoing shall not be construed to excuse an L/C Issuer from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by Applicable Law) suffered by the Borrower that are caused by such L/C Issuer’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of an L/C Issuer (as finally determined by a court of competent jurisdiction), an L/C Issuer shall be deemed to have exercised care in each such determination, and that: (i) an L/C Issuer may replace a purportedly lost, stolen, or destroyed original Letter of Credit or missing amendment thereto with a certified true copy marked as such or waive a requirement for its presentation; (ii) an L/C Issuer may accept documents that appear on their face to be in substantial compliance with the terms of a Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Letter of Credit and without regard to any non-documentary condition in such Letter of Credit; (iii) an L/C Issuer shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit; and (iv) this sentence shall establish the standard of care to be exercised by an L/C Issuer when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by Applicable Law, any standard of care inconsistent with the foregoing).

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 67 Without limiting the foregoing, none of the Administrative Agent, the Lenders, an L/C Issuer, or any of their Related Parties shall have any liability or responsibility by reason of (A) any presentation that includes forged or fraudulent documents or that is otherwise affected by the fraudulent, bad faith, or illegal conduct of the beneficiary or other Person, (B) an L/C Issuer declining to take-up documents and make payment, (C) against documents that are fraudulent, forged, or for other reasons by which that it is entitled not to honor, (D) following a the Borrower’s waiver of discrepancies with respect to such documents or request for honor of such documents or (E) an L/C Issuer retaining proceeds of a Letter of Credit based on an apparently applicable attachment order, blocking regulation, or third-party claim notified to such L/C Issuer. (j) Applicability of ISP and UCP. Unless otherwise expressly agreed by the applicable L/C Issuer and the Borrower when a Letter of Credit is issued by it (including any such agreement applicable to an existing Letter of Credit), (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the UCP shall apply to each commercial Letter of Credit. Notwithstanding the foregoing, no L/C Issuer shall be responsible to the Borrower for, and no L/C Issuer’s rights and remedies against the Borrower shall be impaired by, any action or inaction of any L/C Issuer required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where any L/C Issuer or the beneficiary is located, the practice stated in the ISP or UCP, as applicable, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade – International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice. (k) Benefits. Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included such L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to such L/C Issuer. (l) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Revolving Percentage a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate times the daily amount available to be drawn under such Letter of Credit. Letter of Credit Fees shall be (i) payable on the first Business Day following the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit and (ii) accrued through and including the last day of each calendar quarter in arrears. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate. (m) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuers. The Borrower shall pay directly to the applicable L/C Issuer for its own account a fronting fee with respect to each Letter of Credit, at the rate per annum equal to the percentage separately

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 68 agreed upon between the Borrower and such L/C Issuer, computed on the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears. Such fronting fee shall be due and payable no later than the tenth Business Day after the end of each March, June, September and December in the most recently- ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Maturity Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. In addition, the Borrower shall pay directly to the applicable L/C Issuer for its own account, in Dollars the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable. (n) Disbursement Procedures. The L/C Issuer for any Letter of Credit shall, within the time allowed by Applicable Laws or the specific terms of the Letter of Credit following its receipt thereof, examine all documents purporting to represent a demand for payment under such Letter of Credit. Such L/C Issuer shall promptly after such examination notify the Administrative Agent and the Borrower in writing of such demand for payment if such L/C Issuer has made or will make an L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse such L/C Issuer and the Lenders with respect to any such L/C Disbursement. (o) Interim Interest. If the L/C Issuer for any standby Letter of Credit shall make any L/C Disbursement, then, unless the Borrower shall reimburse such L/C Disbursement in full on the date such L/C Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such L/C Disbursement is made to but excluding the date that the Borrower reimburses such L/C Disbursement, at the rate per annum then applicable to Base Rate Loans; provided that if the Borrower fails to reimburse such L/C Disbursement when due pursuant to clause (f) of this Section 2.03, then Section 2.08(b) shall apply. Interest accrued pursuant to this clause (p) shall be for account of such L/C Issuer, except that interest accrued on and after the date of payment by any Lender pursuant to clause (f) of this Section 2.03 to reimburse such L/C Issuer shall be for account of such Lender to the extent of such payment. (p) Replacement of any L/C Issuer. Any L/C Issuer may be replaced at any time by written agreement between the Borrower, the Administrative Agent, the replaced L/C Issuer and the successor L/C Issuer. The Administrative Agent shall notify the Lenders of any such replacement of an L/C Issuer. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced L/C Issuer pursuant to Section 2.03(l). From and after the effective date of any such replacement, (i) the successor L/C Issuer shall have all the rights and obligations of an L/C Issuer under this Agreement with respect to Letters of Credit to be issued by it thereafter and (ii) references herein to the term “L/C Issuer” shall be deemed to include such successor or any previous L/C Issuer, or such successor and all previous L/C Issuer, as the context shall require. After the replacement of an L/C Issuer hereunder, the replaced L/C Issuer shall remain a party hereto and shall continue to have all the rights and obligations of an L/C Issuer under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. (q) Cash Collateralization.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 69 (i) If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with L/C Obligations representing at least 66-2/3% of the total L/C Obligations) demanding the deposit of Cash Collateral pursuant to this clause (q), the Borrower shall immediately deposit into an account established and maintained on the books and records of the Administrative Agent (the “Collateral Account”) Cash Collateral in cash equal to the Minimum Collateral Amount, provided that the obligation to deposit such Cash Collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (f) of Section 8.01. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. In addition, and without limiting the foregoing or clause (d) of this Section 2.03, if any L/C Obligations remain outstanding after the expiration date specified in said clause (d), the Borrower shall immediately deposit into the Collateral Account Cash Collateral in cash in an amount equal to the Minimum Collateral Amount. (ii) The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over the Collateral Account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in the Collateral Account. Moneys in the Collateral Account shall be applied by the Administrative Agent to reimburse each L/C Issuer for L/C disbursements for which it has not been reimbursed, together with related fees, costs, and customary processing charges, and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the L/C Obligations at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with L/C Obligations representing 66-2/3% of the total L/C Obligations), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of Cash Collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three (3) Business Days after all Events of Default have been cured or waived. (r) L/C Issuer Reports to the Administrative Agent. Unless otherwise agreed by the Administrative Agent, each L/C Issuer shall, in addition to its notification obligations set forth elsewhere in this Section 2.03, provide the Administrative Agent a Letter of Credit Report, as set forth below: (i) reasonably prior to the time that such L/C Issuer issues, amends, renews, increases or extends a Letter of Credit, the date of such issuance, amendment, renewal, increase or extension and the stated amount of the applicable Letters of Credit after giving effect to such issuance, amendment, renewal or extension (and whether the amounts thereof shall have changed); (ii) on each Business Day on which such L/C Issuer makes a payment pursuant to a Letter of Credit, the date and amount of such payment;

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 70 (iii) on any Business Day on which the Borrower fails to reimburse a payment made pursuant to a Letter of Credit required to be reimbursed to such L/C Issuer on such day, the date of such failure and the amount of such payment; (iv) on any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such L/C Issuer; and (v) for so long as any Letter of Credit issued by an L/C Issuer is outstanding, such L/C Issuer shall deliver to the Administrative Agent (A) on the last Business Day of each calendar month, (B) at all other times a Letter of Credit Report is required to be delivered pursuant to this Agreement, and (C) on each date that (1) an L/C Credit Extension occurs or (2) there is any expiration, cancellation and/or disbursement, in each case, with respect to any such Letter of Credit, a Letter of Credit Report appropriately completed with the information for every outstanding Letter of Credit issued by such L/C Issuer. (s) Additional L/C Issuers. Any Lender hereunder may become an L/C Issuer upon receipt by the Administrative Agent of a fully executed Notice of Additional L/C Issuer which shall be signed by the Borrower, the Administrative Agent and each L/C Issuer. Such new L/C Issuer shall provide its L/C Commitment in such Notice of Additional L/C Issuer and upon the receipt by the Administrative Agent of the fully executed Notice of Additional L/C Issuer, the defined term L/C Commitment shall be deemed amended to incorporate the L/C Commitment of such new L/C Issuer. (t) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control. 2.04 Swingline Loans. (a) The Swingline. Subject to the terms and conditions set forth herein, the Swingline Lender, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, shall make loans to the Borrower (each such loan, a “Swingline Loan”) in an aggregate amount not to exceed the Swingline Lender’s Swingline Commitment. Each such Swingline Loan shall be made, subject to the terms and conditions set forth herein, to the Borrower, in Dollars, from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swingline Sublimit; provided, however, that (i) after giving effect to any Swingline Loan, (A) the Total Revolving Outstandings shall not exceed the Facility at such time, and (B) the Revolving Exposure of any Lender at such time shall not exceed such Lender’s Revolving Commitment, (ii) the Borrower shall not use the proceeds of any Swingline Loan to refinance any outstanding Swingline Loan, and (iii) the Swingline Lender shall not be under any obligation to make any Swingline Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension may have, Fronting Exposure. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swingline Loan shall bear interest only at a rate based on the Base Rate plus the Applicable Rate. Immediately upon the making of a Swingline Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable Swingline Lender a risk participation in such Swingline Loan in an amount equal to the product of such Lender’s Applicable Revolving Percentage times the amount of such Swingline Loan.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 71 (b) Borrowing Procedures. Each Swingline Borrowing shall be made upon the Borrower’s irrevocable notice to the applicable Swingline Lender and the Administrative Agent, which may be given by: (i) telephone or (ii) delivery of a Swingline Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the applicable Swingline Lender and the Administrative Agent of a Swingline Loan Notice. Each such Swingline Loan Notice must be received by the Swingline Lender and the Administrative Agent not later than 2:00 p.m. on the requested borrowing date, and shall specify (A) the amount to be borrowed, which shall be a minimum of $100,000, and (B) the requested date of the Borrowing (which shall be a Business Day). Promptly after receipt by the Swingline Lender of any Swingline Loan Notice, the Swingline Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swingline Loan Notice and, if not, the Swingline Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swingline Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. on the date of the proposed Swingline Borrowing (1) directing the Swingline Lender not to make such Swingline Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (2) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swingline Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swingline Loan Notice, make the amount of its Swingline Loan available to the Borrower at its office by crediting the account of the Borrower on the books of the Swingline Lender in immediately available funds. (c) Refinancing of Swingline Loans. (i) The Swingline Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swingline Lender to so request on its behalf), that each Lender make a Base Rate Loan in an amount equal to such Lender’s Applicable Revolving Percentage of the amount of Swingline Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Facility and the conditions set forth in Section 4.02. The Swingline Lender shall furnish the Borrower with a copy of the applicable Loan Notice promptly after delivering such notice to the Administrative Agent. Each Lender shall make an amount equal to its Applicable Revolving Percentage of the amount specified in such Loan Notice available to the Administrative Agent in immediately available funds for the account of the Swingline Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swingline Lender. (ii) Notwithstanding anything to the contrary in the foregoing, if for any reason any Swingline Loan cannot be refinanced by such a Revolving Borrowing in accordance with Section 2.04(c)(i) (including the failure to satisfy the conditions set forth in Section 4.02), the request for Base Rate Loans submitted by the Swingline Lender as

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 72 set forth herein shall be deemed to be a request by the Swingline Lender that each of the Lenders fund its risk participation in the relevant Swingline Loan and each Lender’s payment to the Administrative Agent for the account of the Swingline Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation. (iii) If any Lender fails to make available to the Administrative Agent for the account of the applicable Swingline Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the applicable Swingline Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swingline Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the Swingline Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Loan included in the relevant Revolving Borrowing or funded participation in the relevant Swingline Loan, as the case may be. A certificate of the Swingline Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (c)(iii) shall be conclusive absent manifest error. (iv) Each Lender’s obligation to make Revolving Loans or to purchase and fund risk participations in Swingline Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swingline Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Revolving Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Loan Notice). No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swingline Loans, together with interest as provided herein. (d) Repayment of Participations. (i) At any time after any Lender has purchased and funded a risk participation in a Swingline Loan, if the Swingline Lender receives any payment on account of such Swingline Loan, the Swingline Lender will distribute to such Lender its Applicable Revolving Percentage thereof in the same funds as those received by the Swingline Lender. (ii) If any payment received by the applicable Swingline Lender in respect of principal or interest on any Swingline Loan is required to be returned by the Swingline Lender under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the Swingline Lender in its discretion), each Lender shall pay to the applicable Swingline Lender its Applicable Revolving Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate. The Administrative Agent will make such demand upon the request of the

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 73 Swingline Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement. (e) Interest for Account of Swingline Lender. The Swingline Lender shall be responsible for invoicing the Borrower for interest on the applicable Swingline Loans. Until each Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Applicable Revolving Percentage of any Swingline Loan, interest in respect of such Applicable Revolving Percentage shall be solely for the account of the applicable Swingline Lender. (f) Payments Directly to Swingline Lender. The Borrower shall make all payments of principal and interest in respect of the Swingline Loans directly to the applicable Swingline Lender. 2.05 Prepayments. (a) Optional. (i) The Borrower may, upon notice to the Administrative Agent pursuant to delivery to the Administrative Agent of a Notice of Loan Prepayment, at any time or from time to time voluntarily prepay Revolving Loans in whole or in part without premium or penalty subject to Section 3.05; provided that, unless otherwise agreed by the Administrative Agent, (A) such notice must be received by the Administrative Agent not later than 2:00 p.m. two (2) Business Days prior to any date of prepayment of Term SOFR Loans and (B) such notice must be received by the Administrative Agent not later than 2:00 p.m. on the date of prepayment of Base Rate Loans; (C) any prepayment of Term SOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (D) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Term SOFR Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage in respect of the relevant Facility). If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of any Term SOFR Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each prepayment of the outstanding Loans pursuant to this Section 2.05(a) shall be applied to the principal repayment installments thereof in inverse order of maturity. Subject to Section 2.15, such prepayments shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facility. (ii) The Borrower may, upon notice to the Swingline Lender pursuant to delivery to the Swingline Lender of a Notice of Loan Prepayment (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swingline Loans in whole or in part without premium or penalty; provided that, unless otherwise agreed by the Swingline Lender, (A) such notice must be received by the Swingline Lender and the Administrative Agent not later than 2:00 p.m. on the date of the prepayment, and (B) any such prepayment shall be in a minimum principal amount of

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 74 $100,000 or a whole multiple of $100,000 in excess hereof (or, if less, the entire principal thereof then outstanding). Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. (b) Mandatory. Within three (3) Business Days of receiving written notice from the Administrative Agent that (a) the aggregate amount of the Loans then outstanding exceeds the Borrowing Base or (b)(i) the aggregate Net Book Value of all Eligible Engines, Eligible Equipment, Eligible Saleable Assets, and Eligible Specified Assets, in each case, included in the Borrowing Base exceeds (ii) the sum of the most recent Appraised Values of the foregoing, or, with respect to Parts included in the Borrowing Base in respect of which the Administrative Agent has not requested an Appraisal, the Net Book Value thereof (calculated in the case of both (i) and (ii) by multiplying such values times the applicable advance percentage specified therefor), the Borrower shall repay all or such portion of the Loans in an amount equal to the relevant amount determined pursuant to the definition of “Borrowing Base Deficiency” or “Appraisal Deficiency”, as applicable, (or, with respect to Letter of Credit Obligations, Cash Collateralize such Obligations to the extent necessary to eliminate such Borrowing Base Deficiency or Appraisal Deficiency after giving effect to any other repayment of outstanding Loans), together with any breakage fees; provided that with respect to an Appraisal Deficiency which is the result of the annual Appraisal or any other Appraisal requested by the Agent, such three (3) Business Day cure period shall be extended to the date which is ninety (90) days after the date the Borrower has received the final Appraisal required to be delivered as part of such annual or other Appraisal process. 2.06 Termination or Reduction of Commitments. (a) Optional. The Borrower may, upon notice to the Administrative Agent, terminate the Facility, the Letter of Credit Sublimit or the Swingline Sublimit, or from time to time permanently reduce the Facility, the Letter of Credit Sublimit or the Swingline Sublimit; provided that (i) any such notice shall be received by the Administrative Agent not later than 2:00 p.m. three (3) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof and (iii) the Borrower shall not terminate or reduce (A) the Facility if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Outstandings would exceed the aggregate Commitments of all Lenders, (B) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, or (C) the Swingline Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of Swingline Loans would exceed the Letter of Credit Sublimit. (b) Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Lenders of any termination or reduction of the Letter of Credit Sublimit, Swingline Sublimit or the Revolving Commitment under this Section 2.06. Upon any reduction of the Revolving Commitments, the Revolving Commitment of each Lender shall be reduced by such Lender’s Applicable Revolving Percentage of such amount of reduction. All fees in respect of the Facility accrued until the effective date of any termination of the Facility shall be paid on the effective date of such termination.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 75 2.07 Repayment of Loans. (a) Revolving Loans. The Borrower shall repay to the Lenders on the Maturity Date for the Facility the aggregate principal amount of all Revolving Loans outstanding on such date. (b) Swingline Loans. The Borrower shall repay each Swingline Loan on the earlier to occur of (i) the date ten (10) Business Days after such Loan is made and (ii) the Maturity Date for the Facility, unless another date is otherwise agreed in writing between the Borrower and the applicable Swingline Lender. 2.08 Interest and Default Rate. (a) Interest. Subject to the provisions of Section 2.08(b), (i) each Term SOFR Loan under a Facility shall bear interest on the outstanding principal amount thereof for each Interest Period from the applicable Borrowing date at a rate per annum equal to Term SOFR for such Interest Period, plus the Applicable Rate for such Facility; (ii) each Base Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof from the applicable Borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for such Facility; and (iii) each Swingline Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for the Facility. To the extent that any calculation of interest or any fee required to be paid under this Agreement shall be based on (or result in) a calculation that is less than zero, such calculation shall be deemed zero for purposes of this Agreement. (b) Default Rate. (i) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by Applicable Laws. (ii) If any amount (other than principal of any Loan) payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by Applicable Laws. (iii) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest Payments. Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. 2.09 Fees. In addition to certain fees described in clauses (l), (m) and (p) of Section 2.03:

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 76 (a) Unused Line Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Revolving Percentage, payable quarterly in arrears, commencing on the first Business Day of the fiscal quarter beginning January 1, 2025 and ending on the Maturity Date, a fee equal to the Applicable Unused Line Fee Percentage times the actual daily amount by which the Facility exceeds the sum of (i) the Outstanding Amount of Revolving Loans and (ii) the Outstanding Amount of L/C Obligations, subject to adjustment as provided in Section 2.15 (the “Unused Line Fee”). For the avoidance of doubt, the Outstanding Amount of Swingline Loans shall not be counted towards or considered usage of the Facility for purposes of determining the Unused Line Fee. (b) Other Fees. (i) The Borrower shall pay to the Administrative Agent and the Arranger for its own account fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. (ii) The Borrower shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. 2.10 Computation of Interest and Fees. All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to Term SOFR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a three hundred sixty (360) day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365 day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one (1) day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. 2.11 Evidence of Debt. (a) Maintenance of Accounts. The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender in the ordinary course of business. The Administrative Agent shall maintain the Register in accordance with Section 11.06(c). The accounts or records maintained by each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the Register, the Register shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 77 (b) Maintenance of Records. In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swingline Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. 2.12 Payments Generally; the Administrative Agent’s Clawback. (a) General. All payments to be made by the Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage in respect of the relevant Facility (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. Subject to Section 2.07(a) and as otherwise specifically provided for in this Agreement, if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (b) (i) Funding by Lenders; Presumption by the Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Term SOFR Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 78 (ii) Payments by the Borrower; Presumptions by the Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or any L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Appropriate Lenders or the applicable L/C Issuers, as the case may be, the amount due. With respect to any payment that the Administrative Agent makes for the account of the Lenders or any L/C Issuer hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrower has not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Appropriate Lenders or the applicable L/C Issuers, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or such L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate. A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this clause (b) shall be conclusive, absent manifest error. (c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swingline Loans and to make payments pursuant to Section 11.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.04(c). (e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (f) Pro Rata Treatment. Except to the extent otherwise provided herein: (i) each Borrowing (other than Swingline Borrowings) shall be made from the Appropriate Lenders, each payment of fees under Section 2.09 and clauses (l), (m) and (p) of Section 2.03 shall be made for account of the Appropriate Lenders, and each termination or reduction of the amount of the Commitments shall be applied to the respective Commitments of the Lenders, pro rata according to the amounts of their respective Commitments; (ii) each Borrowing shall be allocated pro rata

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 79 among the Lenders according to the amounts of their respective Commitments (in the case of the making of Revolving Loans) or their respective Loans that are to be included in such Borrowing (in the case of conversions and continuations of Loans); (iii) each payment or prepayment of principal of Loans by the Borrower shall be made for account of the Appropriate Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans held by them; and (iv) each payment of interest on Loans by the Borrower shall be made for account of the Appropriate Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Appropriate Lenders. (g) Insufficient Funds. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties. 2.13 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations in respect of the Facility due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of Facility due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of Facility due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (b) Obligations in respect of any of Facility owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of Facility owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of Facility owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time, then, in each case under clauses (a) and (b) above, the Lender receiving such greater proportion shall (A) notify the Administrative Agent of such fact, and (B) purchase (for cash at face value) participations in the Loans and sub-participations in L/C Obligations and Swingline Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations in respect of Facility then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that: (i) if any such participations or sub-participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or sub- participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section 2.13 shall not be construed to apply to (A) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (B) the application of Cash Collateral provided for in Section 2.14, or (C) any payment obtained by a Lender as consideration for the

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 80 assignment of or sale of a participation in any of its Loans or sub-participations in L/C Obligations or Swingline Loans to any assignee or participant, other than an assignment to any Loan Party or any Affiliate thereof (as to which the provisions of this Section 2.13 shall apply). Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation. 2.14 Cash Collateral. (a) Obligation to Cash Collateralize. At any time there shall exist a Defaulting Lender, within one Business Day following the written request of the Administrative Agent or any L/C Issuer (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize the L/C Issuers’ Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 2.15(a)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount. (b) Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuers and the Lenders, and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as Collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.14(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent or the applicable L/C Issuer as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (determined in the case of Cash Collateral provided pursuant to Section 2.15(a)(v), after giving effect to Section 2.15(a)(v) and any Cash Collateral provided by the Defaulting Lender). All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America. The Borrower shall pay on demand therefor from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral. (c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.14 or Sections 2.03, 2.05, 2.15 or 8.02 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Lender that is a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein. (d) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 11.06(b)(vi))) or (ii) the determination by the

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 81 Administrative Agent and the applicable L/C Issuer that there exists excess Cash Collateral; provided, however, (A) any such release shall be without prejudice to, and any disbursement or other transfer of Cash Collateral shall be and remain subject to, any other Lien conferred under the Loan Documents and the other applicable provisions of the Loan Documents, and (B) the Person providing Cash Collateral and the applicable L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations. 2.15 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 11.01. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any L/C Issuer or the Swingline Lender hereunder; third, to Cash Collateralize the L/C Issuers’ Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.14; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (A) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (B) Cash Collateralize the L/C Issuers’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.14; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuers or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any L/C Issuer or the Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise as may be required under the Loan Documents in connection with any Lien conferred thereunder or directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 82 Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swingline Loans are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.15(a)(v). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.15(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) Fees. No Defaulting Lender shall be entitled to receive any fee payable under Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (B) Letter of Credit Fees. Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Revolving Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.14. (C) Defaulting Lender Fees. With respect to any fee payable under any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (B) above, the Borrower shall (1) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (2) pay to each L/C Issuer and the Swingline Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s or the Swingline Lender’s Fronting Exposure to such Defaulting Lender, and (3) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Applicable Revolving Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Revolving Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Commitment. Subject to Section 11.20, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swingline Loans. If the reallocation described in clause (a)(iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 83 Applicable Law, (A) first, prepay Swingline Loans in an amount equal to the Swingline Lender’s Fronting Exposure and (B) second, Cash Collateralize the L/C Issuers’ Fronting Exposure in accordance with the procedures set forth in Section 2.14. (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Swingline Lender and each L/C Issuer agrees in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Lenders in accordance with their Revolving Commitments (without giving effect to Section 2.15(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (c) New Swingline Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (i) the Swingline Lender shall be required to fund any Swingline Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swingline Loan and (ii) no L/C Issuer shall be required to issue, extend, increase, reinstate or renew any letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. 2.16 Increase in Facility. (a) Request for Increase. Provided there exists no Default and subject to Section 2.16(d) and to compliance on a Pro Forma Basis with the covenants in Article VII, upon notice to the Administrative Agent, the Borrower may from time to time, request an increase in the Facility pursuant to Section 2.16(b) by (i) an unlimited amount so long as, in the case of this clause (i) only, the Leverage Ratio (calculated on a Pro Forma Basis) is not greater than 3.50 to 1.00 and (ii) an additional amount equal to the positive difference (if any) of $500,000,000 in the aggregate, minus any amounts established from time to time pursuant to the immediately preceding clause (i) (each, an “Incremental Facility”); provided that (x) any such request for an Incremental Facility shall be in a minimum amount of $5,000,000, and (y) the Borrower may make a maximum of five (5) such requests (or additional requests as the Administrative Agent may agree in its reasonable discretion). (b) Notification by the Administrative Agent; Additional Lenders. To achieve the full amount of a requested increase, and subject to the approval of the Administrative Agent (not to be unreasonably withheld, conditioned or delayed), the Borrower may request Incremental Facilities from any Lender (but shall not be obligated to do so) and may also invite additional Persons who are not Lenders, Affiliates of a Lender or an Approved Fund but that would otherwise constitute Eligible Assignees to become Lenders pursuant to a joinder agreement (“New Lenders”) in form and substance satisfactory to the Administrative Agent and its counsel. (c) Effective Date and Allocations. If the Facility is increased in accordance with this Section 2.16, the Administrative Agent and the Borrower shall determine the effective date (the “Revolving Increase Effective Date”) and the final allocation of such increase. The

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 84 Administrative Agent shall promptly notify the Borrower and the Lenders and the New Lenders of the final allocation of such increase and the Revolving Increase Effective Date. (d) Conditions to Effectiveness of Increase. As a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Revolving Increase Effective Date (in sufficient copies for each Lender) signed by an Authorized Signatory of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of the Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct, on and as of the Revolving Increase Effective Date, and except that for purposes of this Section 2.16, the representations and warranties contained in clauses (a) and (b) of Section 5.06 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, and (B) both before and after giving effect to the Incremental Facility, no Default exists. The Borrower shall deliver or cause to be delivered any other customary documents (including legal opinions) as reasonably requested by the Administrative Agent in connection with any Incremental Facility. Each of the Lenders having a Revolving Commitment prior to the Revolving Increase Effective Date (the “Pre-Increase Revolver Lenders”) shall assign to any Lender which is acquiring a new or additional Revolver Commitment on the Revolving Increase Effective Increase Date (the “Post-Increase Revolver Lenders”), and such Post-Increase Revolver Lenders shall purchase from each Pre-Increase Revolver Lender, at the principal amount thereof, such interests in the Loans and participation interests in Letters of Credit on such Revolving Increase Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Loans and participation interests in Letters of Credit will be held by Pre-Increase Revolver Lenders and Post-Increase Revolver Lenders ratably after giving effect to such increased Revolver Commitments. (e) Conflicting Provisions. This Section 2.16 shall supersede any provisions in Section 2.13 or 11.01 to the contrary. (f) Incremental Facility. All of the other terms and conditions applicable to such Incremental Facility shall be identical to the terms and conditions applicable to the Facility. (g) For purposes of calculating the aggregate amount of all Incremental Facilities established pursuant to Section 2.16(a) above, the Borrower will be deemed to have utilized clause (i) of Section 2.16(a) prior to any use of clause (ii) of Section 2.16(a). Any amounts incurred under such clause (ii) concurrently with amounts incurred under such clause (i) will not count as Total Debt for purposes of calculating whether the Leverage Ratio threshold set forth in such clause (i) has been exceeded. ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes. (a) Defined Terms. For purposes of this Section 3.01, the term “Applicable Law” includes FATCA and the term “Lender” includes any L/C Issuer. (b) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 85 Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Laws. If any Applicable Laws (as determined in the good faith discretion of an applicable withholding agent) require the deduction or withholding of any Tax from any such payment by the applicable withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. (c) Payment of Other Taxes by the Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Tax Indemnifications. (i) Each of the Loan Parties shall, and does hereby, jointly and severally indemnify each Recipient, and shall make payment in respect thereof within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. Each of the Loan Parties shall also, and does hereby, jointly and severally indemnify the Administrative Agent, and shall make payment in respect thereof within ten (10) days after demand therefor, for any amount which a Lender for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii) below. (ii) Each Lender shall, and does hereby, severally indemnify and shall make payment in respect thereof within ten (10) days after demand therefor, (A) the Administrative Agent against any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (B) the Administrative Agent against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(d) relating to the maintenance of a Participant Register and (C) the Administrative Agent against any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent or a Loan Party in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 86 Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this clause (d)(ii). (e) Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority, as provided in this Section 3.01, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (f) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W–9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W–8BEN–E (or W–8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 87 to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W– 8BEN–E (or W–8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W–8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit O–1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W–8BEN–E (or W–8BEN, as applicable); or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W–8IMY, accompanied by IRS Form W–8ECI, IRS Form W–8BEN–E (or W–8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit O–2 or Exhibit O–3, IRS Form W–9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit O–4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies (or originals, as required) of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 88 requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for the purposes of this clause (f)(ii)(D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. Unless required by Applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 3.01, it shall pay to such Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Loan Party, upon the request of the Recipient, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (g), in no event will the applicable Recipient be required to pay any amount to such Loan Party pursuant to this clause (g) the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This clause (g) shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its Taxes that it deems confidential) to any Loan Party or any other Person. (h) Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. 3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to make, maintain or fund or charge interest with respect to any Credit Extension, or to determine or charge interest rates based upon SOFR or Term SOFR, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent), (i) any obligation of such Lender to make or continue Term SOFR Loans or to convert Base Rate Loans to Term SOFR Loans shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 89 interest rate on which is determined by reference to the Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Tern SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (A) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Term SOFR Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term SOFR Loan to such day, or immediately, if such Lender may not lawfully continue to maintain such Term SOFR Loans and (B) if such notice asserts the illegality of such Lender determining or charging interest rates based upon SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.05. 3.03 Inability to Determine Rates. (a) If in connection with any request for a Term SOFR Loan or a conversion of Base Rate Loans to Term SOFR Loans or a continuation of any of such Loans, as applicable, (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate has been determined in accordance with Section 3.03(b), and the circumstances under clause (i) of Section 3.03(b) or the Scheduled Unavailability Date has occurred or (B) adequate and reasonable means do not otherwise exist for determining Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan or in connection with an existing or proposed Base Rate Loan or (ii) the Administrative Agent or the Required Lenders determine that for any reason that Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Term SOFR Loans or to convert Base Rate Loans to Term SOFR Loans shall be suspended (to the extent of the affected Term SOFR Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (ii) of this Section 3.03(a)), until the Administrative Agent upon instruction of the Required Lenders revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Term SOFR Loans (to the extent of the affected Term SOFR Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein and (ii) any outstanding Term SOFR Loans shall be deemed to have been converted to Base Rate Loans immediately at the end of their respective applicable Interest Period. (b) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, but without limiting Sections 3.03(a) and (b) above, if the Administrative Agent determines (which determination shall be conclusive and binding upon all parties hereto absent

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 90 manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower or Required Lenders (as applicable) have determined (which determination likewise shall be conclusive and binding upon all parties hereto absent manifest error), that: (i) adequate and reasonable means do not exist for ascertaining one month, three month and six month interest periods of Term SOFR including because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of U.S. dollar denominated syndicated loans, or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide such representative interest periods of Term SOFR after such specific date (the latest date on which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”); then, on a date and time determined by the Administrative Agent (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Loan Document with Daily Simple SOFR for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “Successor Rate”). If the Successor Rate is Daily Simple SOFR, all interest payments will be payable on a monthly basis. Notwithstanding anything to the contrary herein, (i) if the Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date or (ii) if the events or circumstances of the type described in Section 3.03(b)(i) or (ii) have occurred with respect to the Successor Rate then in effect, then in each case, the Administrative Agent and the Borrower may amend this Agreement solely for purpose of replacing Term SOFR or any then current Successor Rate in accordance with this Section 3.03 at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities syndicated and agented in the United States for such alternative benchmark and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities syndicated and agented in the United States for such benchmark. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a “Successor Rate”. Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 91 proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment. The Administrative Agent will promptly (in one or more notices) notify the Borrower and each Lender of the implementation of any Successor Rate. Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero%, the Successor Rate will be deemed to be zero% for the purposes of this Agreement and the other Loan Documents. In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time, in consultation with the Borrower, and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective. (c) For purposes of this Section 3.03, those Lenders that either have not made, or do not have an obligation under this Agreement to make, the relevant Loans in Dollars shall be excluded from any determination of Required Lenders. 3.04 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or any L/C Issuer; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or any L/C Issuer any other condition, cost or expense (other than Taxes) affecting this Agreement or Term SOFR Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or such L/C Issuer of participating in, issuing

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 92 or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or such L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or such L/C Issuer, the Borrower will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender or any L/C Issuer determines that any Change in Law affecting such Lender or such L/C Issuer or any Lending Office of such Lender or such Lender’s or such L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such L/C Issuer’s capital or on the capital of such Lender’s or such L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by such L/C Issuer, to a level below that which such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such L/C Issuer’s policies and the policies of such Lender’s or such L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender or an L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or such L/C Issuer or its holding company, as the case may be, as specified in clause (a) or (b) of this Section 3.04 and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or such L/C Issuer, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or any L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s or such L/C Issuer’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or an L/C Issuer pursuant to the foregoing provisions of this Section 3.04 for any increased costs incurred or reductions suffered more than ninety (90) days prior to the date that such Lender or such L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the ninety (90) day period referred to above shall be extended to include the period of retroactive effect thereof). 3.05 Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense (excluding loss of anticipated profits) reasonably incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 93 (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; or (c) any assignment of a Term SOFR Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 11.13; including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. 3.06 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender, any L/C Issuer, or any Governmental Authority for the account of any Lender or any L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Borrower, such Lender or such L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or such L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or such L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or such L/C Issuer, as the case may be. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or any L/C Issuer in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.06(a), the Borrower may replace such Lender in accordance with Section 11.13. 3.07 Survival. All of the Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder, resignation of the Administrative Agent and the Facility Termination Date. ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 4.01 Conditions of the Closing Date and the Initial Credit Extension. The occurrence of the Closing Date and the obligation of any L/C Issuer and each Lender to make its initial Credit Extension hereunder was subject to satisfaction of the following conditions precedent:

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 94 (a) Execution of Credit Agreement; Loan Documents. The Administrative Agent shall have received (i) counterparts of this Agreement, executed by an Authorized Signatory of each Loan Party and a duly authorized officer of each Lender, (ii) for the account of each Lender requesting a Note, a Note executed by an Authorized Signatory of the Borrower, (iii) counterparts of the Pledge Agreement and each other Collateral Document, executed by an Authorized Signatory of the applicable Loan Parties and a duly authorized officer of each other Person party thereto, as applicable and (iv) counterparts of any other Loan Document, executed by an Authorized Signatory of the applicable Loan Party and a duly authorized officer of each other Person party thereto, all of which shall be duly affixed with applicable stamp duty. (b) Officer’s Certificate. The Administrative Agent shall have received an Officer’s Certificate dated the Closing Date, certifying as to the Organization Documents of each Loan Party (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), the resolutions of the governing body of each Loan Party, the good standing, existence or its equivalent of each Loan Party and of the incumbency (including specimen signatures) of, with respect to the Borrower, the Authorized Signatories and, with respect to each Loan Party, its duly authorized officers. (c) Absence of any Material Adverse Effect. No circumstance or event shall have occurred which constitutes would constitute a Material Adverse Effect under this Agreement. (d) Legal Opinions of Counsel. The Administrative Agent shall have received an opinion or opinions (including, if requested by the Administrative Agent, local counsel opinions) of counsel for the Loan Parties (which may include an opinion of internal counsel with respect to corporate matters), dated the Closing Date and addressed to the Administrative Agent and the Lenders, in form and substance acceptable to the Administrative Agent. (e) Financial Statements. The Administrative Agent and the Lenders shall have received copies of the financial statements referred to in Section 5.05, each in form and substance satisfactory to each of them. (f) Immaterial Subsidiaries. The Administrative Agent shall have received a report in form and substance satisfactory to the Administrative Agent calculating the percentage that the consolidated total assets of all Immaterial Subsidiaries bears to the total assets owned by the Borrower and its Restricted Subsidiaries. (g) Personal Property Collateral. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent: (i) searches of UCC filings in the jurisdiction of incorporation or formation, as applicable, of each Loan Party and each jurisdiction where a filing would reasonably need to be made in order to perfect the Administrative Agent’s security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist (other than Permitted Liens) and (B) tax lien, judgment and bankruptcy searches;. (ii) completed UCC financing statements for each appropriate jurisdiction as is necessary, in the Administrative Agent’s reasonable discretion, to perfect the Administrative Agent’s security interest in the Collateral;

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 95 (iii) stock or membership certificates, if any, evidencing the Pledged Equity and undated stock or transfer powers duly executed in blank; in each case to the extent such Pledged Equity is certificated; and (iv) to the extent required to be delivered, filed, registered or recorded pursuant to the terms and conditions of the Collateral Documents, all instruments, documents and chattel paper in the possession of any of the Loan Parties, together with allonges or assignments as may be necessary or appropriate to create and perfect the Administrative Agent’s and the Lenders’ security interest in the Collateral. (h) Certain Insurance Proceeds: Borrower shall provide a copy of the written agreement by MUFG Bank, Ltd., as agent of the Existing Credit Agreement (“Prior Agent”) and the Borrower in which the Prior Agent agrees that, with respect to any and all insurance proceeds received by Prior Agent after the Closing Date under any insurance policy maintained by the Borrower, any Subsidiary of the Borrower or any Lessee, in each case as a result of the Prior Agent having been named as an additional insured or loss payee under such policy, to (i) promptly notify Borrower and Agent of the receipt of any such insurance proceeds, (ii) hold such insurance proceeds in trust for the Agent and the Borrower and (iii) promptly remit such insurance proceeds in accordance with the written instructions of the Agent. (i) Other Collateral and the Borrowing Base: All other relevant Collateral shall meet the requirements for inclusion in the Borrowing Base as set forth in Section 4.03. (j) Liability, Casualty, Property, Terrorism and Business Interruption Insurance. Subject to Section 6.07(d), the Administrative Agent shall have received copies of insurance policies, declaration pages, certificates, and endorsements of insurance or insurance binders evidencing liability, casualty, property, terrorism and business interruption insurance meeting the requirements set forth herein or in the Collateral Documents. The Loan Parties shall have delivered to the Administrative Agent an Authorization to Share Insurance Information. (k) Solvency Certificate. The Administrative Agent shall have received a Solvency Certificate signed by an Authorized Signatory of the Borrower as to the financial condition, solvency and related matters of the Borrower and its Subsidiaries, after giving effect to the initial Borrowings under the Loan Documents and the other transactions contemplated hereby. (l) Compliance Certificate. The Administrative Agent shall have received a Compliance Certificate dated as of the Closing Date. (m) Existing Credit Agreement. All of the existing Indebtedness for borrowed money of the Borrower and its Subsidiaries under the Existing Credit Agreement shall be repaid in full and all security interests related thereto shall be terminated on or prior to the Closing Date. (n) Liens. The Collateral Agent shall hold a perfected, first priority Lien on all Collateral, for the ratable benefit of Lenders, subject only to Permitted Liens. (o) Borrowing Base. An initial Borrowing Base Certificate. (p) Borrowing Base Collateral. The conditions set forth in Section 4.03 with respect to all Collateral proposed to be included in the Borrowing Base as of the Closing Date shall have been satisfied on the Closing Date.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 96 (q) Execution Affidavits. The Administrative Agent shall have received execution affidavits or other evidence as the Administrative Agent may reasonably request in order to establish that either (i) all of the Loan Documents have been executed by each Loan Party party thereto outside of the State of Florida and delivered to the Administrative Agent (or its agent) outside of the State of Florida or (ii) all applicable documentary Taxes have been paid. (r) Anti-Money-Laundering; Beneficial Ownership. Upon the reasonable request of any Lender, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the Patriot Act, and any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party. (s) Consents. The Administrative Agent shall have received evidence that all members, boards of directors, governmental, shareholder and material third party consents and approvals necessary in connection with the entering into of this Agreement have been obtained. (t) Fees and Expenses. The Administrative Agent and the Lenders shall have received all fees and expenses, if any, owing pursuant to the Fee Letter referred to in clause (a) of the definition thereof and Section 2.09. (u) Due Diligence. The Lenders shall have completed a due diligence investigation of the Loan Parties in scope, and with results, satisfactory to the Lenders. (v) Other Documents. All other documents provided for herein or which the Administrative Agent or any other Lender may reasonably request or require. (w) Additional Information. Such additional information and materials which the Administrative Agent and/or any Lender shall reasonably request or require. Without limiting the generality of the provisions of Section 9.03(c), for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. 4.02 Conditions to all Credit Extensions. The obligation of each Lender and the L/C Issuer to honor any Request for Credit Extension is subject to the following conditions precedent: (a) Liens. The Collateral Agent shall hold a perfected, first priority Lien on all Collateral, for the ratable benefit of Lenders, subject only to Section 4.03 and any Permitted Liens. (b) Representations and Warranties. The representations and warranties of the Borrower and each other Loan Party contained in Article II, Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the date of such Credit Extension,

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 97 except to the extent any such representations and warranties relate to an earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in Sections 5.06(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively. (c) No Default or Event of Default. The Borrower shall be in compliance with all the terms and provisions of the Loan Documents, and no Default or Event of Default shall have occurred and be continuing or would result after giving effect to such Credit Extension. (d) Request for Credit Extension. The Administrative Agent and, if applicable, the applicable L/C Issuer or the Swingline Lender shall have received a Request for Credit Extension in accordance with the requirements hereof. (e) Borrowing Base. The Administrative Agent shall have received a Borrowing Base Certificate dated as of the date of the Request for Credit Extension. (f) Maximum Commitment. The Administrative Agent shall determine that, after giving effect to the requested Credit Extension, the Total Revolving Outstandings will not exceed the relevant Commitment limits set forth in Section 2.01(a). (g) Absence of any Material Adverse Effect. No circumstance or event shall have occurred since the Closing Date that constitutes a Material Adverse Effect under this Agreement, nor would a Material Adverse Effect result from the funding, advance, issuance or incurrence of any Credit Extension. 4.03 Conditions to Borrowing Base Inclusion. (a) With respect to each asset included in the Borrowing Base, as of the Closing Date, or at any time thereafter, concurrently with the making of an advance of the Loans related thereto, (A) which is owned by the Borrower or a Restricted Subsidiary, the Collateral Trustee shall have received the documentation required by Section 6.18(a) or (B) which is an Engine or item of Equipment that is owned by an Owner Trustee, the Collateral Agent shall have received the documentation (including any Trust Agreement, Owner Trustee Mortgage and Security Agreements, Beneficial Interest Pledge Agreements, Owner Trustee Guaranty and Leasing Subsidiary Security Agreement, or a supplements to any of the foregoing, as applicable) set forth in clause (c) of the definition of “Eligible Asset.” (b) With respect to any Engine or item of Equipment included in the Borrowing Base, as of the Closing Date or any time thereafter, within five (5) Business Days following an advance of the Loans related thereto, the following conditions shall be satisfied: (i) With respect to each Engine or item of Equipment, to the extent not previously delivered pursuant to 4.03(a), the Collateral Agent shall have received the documentation set forth in the definitions of “Eligible Asset” and “Eligible Lease.” (ii) In respect of any Owner Trustee which shall not have previously provided such documents to the Administrative Agent, the Administrative Agent shall have received (i) a copy of the resolutions of the Board of Directors of the Owner Trustee, in its individual capacity, certified by the Secretary or an Assistant Secretary of the Owner Trustee, duly authorizing the execution, delivery and performance by the Owner Trustee of each of the Loan Documents to which the Owner Trustee is or will be a

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 98 party and (ii) an incumbency certificate of Owner Trustee, as to the persons authorized to execute and deliver the Loan Documents to which it is or will be a party and the signatures of such person or persons. (iii) In the case of any Registerable Asset, the Borrower or any Restricted Subsidiary (in either case, for itself or Owner Trustee) will have caused a Prospective International Interest (or International Interest) in such Registerable Asset listing the Collateral Agent as creditor to be registered with the International Registry with respect to the Mortgage and Security Agreement for such Registerable Asset and shall have caused to be filed with the FAA the Mortgage and Security Agreement or Owner Trustee Mortgage and Security Agreement with respect thereto and delivered the same to the Collateral Agent. (iv) In the case of any Registerable Asset, the Administrative Agent shall have received evidence reasonably satisfactory to it (including, with respect to each Registerable Asset which is eligible for registration with the International Registry, a printout of the “priority search certificate” (as defined in the Regulations for the International Registry) from the International Registry or other valid evidence of such ownership acceptable to the Collateral Agent relating to the Collateral Agent’s International Interest with respect to such Registerable Asset) with respect to such Registerable Asset to the effect that: (A) the applicable Engine Owner or Equipment Owner owns such Registerable Asset, free and clear of Liens (other than Permitted Liens), and the Lien and International Interests and assignment of International Interests created by the Mortgage and Security Agreement or Owner Trustee Mortgage and Security Agreement, as the case may be; (B) the Lien and International Interest (or Prospective International Interest) of the Mortgage and Security Agreement created (or to be created) with respect to such Registerable Asset shall have been registered with the International Registry and the FAA (provided that the Administrative Agent may agree, in its sole discretion, to waive either of such registration requirements for any such Engine or Equipment held solely for the purpose of being broken down into Parts), and, other than any Lease in effect prior to either (x) the date of the Existing Credit Agreement, or (y) the acquisition of such Registerable Asset by the Borrower, no Lien or International Interest shall have been registered on the International Registry or with the FAA prior to such International Interest (or Prospective International Interest) with respect to such Registerable Asset; and (C) with respect to such Registerable Asset and any related Lease, the Borrower (or any Restricted Subsidiary) is in compliance with the applicable provisions of the Mortgage and Security Agreement. (v) If any Registerable Asset is subject to a Lease, then the following statements shall be true, and the Administrative Agent shall have received evidence reasonably satisfactory to it (including, with respect to each Cape Town Eligible Lease, a printout of the “priority search certificate” (as defined in the Regulations for the International Registry) from the International Registry or other valid evidence of such ownership acceptable to the Collateral Agent relating to the Lessor’s interest in and

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 99 International Interest with respect to such Registerable Asset under such Lease) with respect to such Registerable Asset and the related Lease to the effect that: (A) the applicable Engine Owner or Equipment Owner owns such Registerable Asset and Lease, free and clear of Liens other than Permitted Liens and the Lien, the International Interests and the assignment of International Interests created by the Mortgage and Security Agreement and/or Owner Trustee Mortgage and Security Agreement; (B) if the Lessee under such Lease is situated in a Contracting State, (x) the International Interest created by such Lease shall have been registered with the International Registry, and no International Interest shall have been registered on the International Registry prior to the registration of such International Interest (or Prospective International Interest) with respect to such Lease, (y) with respect to any Lease entered into after the date of the Existing Credit Agreement, the registration of the International Interest created by such Lease shall be subordinate to the International Interest of the Collateral Agent in the related Registerable Asset, and (z) the assignment (or prospective assignment) of such International Interest by the Lessor to the Collateral Agent shall have been registered with the International Registry; and (C) the applicable Engine Owner or Equipment Owner shall have caused executed originals of the Mortgage and Security Agreement or Owner Trustee Mortgage and Security Agreement with respect to such Registerable Asset and/or Lease to be filed with the FAA; provided that, notwithstanding the foregoing, but subject to clause (A) of this Section 4.03(v) if the Mortgage and Security Agreement or Owner Trustee Mortgage and Security Agreement and/or Lease for any Registerable Asset is not available on any borrowing date, but provided that in the case of a Lease of any Registerable Asset, the Lessee thereunder is situated in a Contracting State, the parties hereto agree nevertheless to close on the financing of such Registerable Asset so long as a Prospective International Interest or International Interest in such Registerable Asset and such Mortgage and Security Agreement or Owner Trustee Mortgage and Security Agreement and/or Lease has been duly registered in favor of the Collateral Agent at the International Registry (with no prior International Interest in such Registerable Asset or Lease having been registered at the International Registry prior to the registration of such Prospective International Interest or International Interest in favor of the Collateral Agent), in which case the Borrower shall cause the Mortgage and Security Agreement or Owner Trustee Mortgage and Security Agreement and/or Lease to be filed with the FAA within three (3) days of such registration of Prospective International Interest or International Interest; (vi) the Borrower (or any Restricted Subsidiary) shall have caused its legal counsel to deliver to the Administrative Agent and the Borrower a memorandum as to the filing with the FAA for recordation and registration of an International Interest on the International Registry with respect to, the Mortgage and Security Agreement or Owner Trustee Mortgage and Security Agreement and/or Lease and the lack of filing with the FAA of any intervening documents, and the lack of registration with the International

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 100 Registry of any intervening interests, with respect to such Registerable Asset and/or Lease, as applicable. (c) With respect to each PDP Loan included in the Borrowing Base, as of the Closing Date or at any time thereafter, within five (5) Business Days following an advance of the Loan related thereto, the following conditions shall be satisfied: (i) to the extent not previously delivered pursuant to Section 4.03(a), the Collateral Agent shall have received the documentation and the PDP Loan shall have met the eligibility criteria set forth in the definition of “Eligible PDP Loan; (ii) the Collateral Agent holds a fully perfected first priority Lien over the Equity Interests of the Loan Party that is the lender of such PDP Loan and the PDP Loan Documents, in each case, pursuant to the Pledge Agreement, which is subject to no other Liens except for Permitted Liens; and (iii) the Collateral Agent shall have received the documents required to be delivered by Sections 2.05(a)(ii) and 2.06(a) of the Pledge Agreement. (d) With respect to each Loan Product included in the Borrowing Base, as of the Closing Date or any time thereafter, within five (5) Business Days following an advance of the Loan related thereto, the following conditions shall be satisfied: (i) to the extent not previously delivered pursuant to Section 4.03(a), the Collateral Agent shall have received the documentation and the Loan Product shall have met the eligibility criteria set forth in the definition of “Eligible Loan Product; (ii) the Collateral Agent holds a fully perfected first-priority Lien over the Loan Product and the Loan Product Documents pursuant to the Pledge Agreement, which is subject to no other Liens except for Permitted Liens; and (iii) the Collateral Agent shall have received the documents required to be delivered by Sections 2.05(a)(ii) and 2.06(a) of the Pledge Agreement. (e) With respect to the Specified Real Property included in the Borrowing Base: (i) as of the Closing Date or any time thereafter, within five (5) Business Days following an advance of the Loan related thereto, irrespective of whether a Security Election has occurred to the extent not previously delivered pursuant to Section 4.03(a), the Collateral Agent shall have received the documentation with respect to such Specified Real Property, and such Specified Real Property shall have met the conditions, set forth in the definition of “Eligible Specified Asset;” and (ii) if a Security Election has occurred, the following conditions shall be satisfied within sixty (60) days (or such longer period as may be necessary to satisfy the relevant conditions as determined by the Administrative Agent in its reasonable discretion), following the Specified Asset Owners receipt of notice from the Administrative Agent that it has made a Security Election: (A) the Administrative Agent shall have performed to its reasonable satisfaction its due diligence review;

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 101 (B) the Specified Asset Owner shall have executed and delivered to Collateral Agent the Specified Real Property Collateral Documents; (C) all recordings, filings and registrations required under Applicable Law to perfect the Liens under Specified Real Property Collateral Documents have been made; (D) written opinions of counsel to the Specified Asset Owner shall have been delivered to Administrative Agent, covering such matters concerning the Specified Asset Owner and the Specified Real Property Collateral Documents in form and substance reasonably satisfactory to Administrative Agent; (E) the applicable Specified Asset Owner shall have delivered to Administrative Agent a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to such Specified Real Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by Borrower and the applicable Specified Asset Owner relating thereto) and, if any such Specified Real Property is located in a special flood hazard area, a copy of the flood insurance policy or such other evidence of flood insurance reasonably satisfactory in coverage and amounts to Administrative Agent; (F) to the extent the Flood Insurance Laws are applicable with respect to such Specified Real Property, the Administrative Agent shall not enter after the Closing Date into any mortgage in respect of such Specified Real Property until (1) the date that occurs forty-five (45) days after the Administrative Agent has delivered to the Lenders (which may be delivered electronically) with respect to such Specified Real Property the following documents: (i) a completed flood hazard determination from a third party vendor; (ii) if such Specified Real Property is located in a “special flood hazard area”, (I) a notification to the Borrower (or applicable the owner of the Specified Real Property) of that fact and (if applicable) notification to the Borrower that flood insurance coverage is not available and (II) evidence of the receipt by the Borrower of such notice; and (iii) if such notice is required to be provided to the Borrower and flood insurance is available in the community in which such Specified Real Property is located, evidence of required flood insurance and (2) the Administrative Agent shall not have received written notification from any Lender that its flood insurance due diligence and flood insurance compliance has not been completed within such forty five (45)-day period by such Lender; (G) copies of all consents and authorizations of, permits from or filings with any Governmental Authority or other Person required in connection with the execution, delivery, performance or enforceability of the Specified Real Property Collateral Documents shall have been delivered to Administrative Agent; and (H) the Specified Asset Owner shall have delivered to Administrative Agent such other assurances, certificates, documents, consents, evidence of perfection of all Liens under the Specified Real Property Collateral Documents as Administrative Agent may reasonably require.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 102 (f) With respect to the Specified Vessel, as of the Closing Date, the following conditions were satisfied: (i) to the extent not previously delivered pursuant to Section 4.03(a), the Collateral Agent shall have received the documentation with respect to such Specified Vessel, and the Specified Vessel shall have met the conditions, set forth in the definition of “Eligible Specified Asset;” (ii) the Administrative Agent shall have performed to its reasonable satisfaction its due diligence review; (iii) Specified Asset Owner has executed and delivered to Collateral Agent the Specified Vessel Collateral Documents; (iv) a UCC-1 financing statement shall have been filed with the applicable Governmental Authority in Washington D.C. and all recordings, filings and registrations reasonably required under Applicable Law to perfect the Liens in favor of the Agent under the Specified Vessel Collateral Documents have been made; (v) written opinions of counsel to the Specified Asset Owner shall have been delivered to Administrative Agent, covering such matters concerning the Specified Asset Owner and the Specified Vessel Collateral Documents in form and substance reasonably satisfactory to Administrative Agent; and (vi) the Specified Asset Owner shall have delivered to Administrative Agent such other assurances, certificates, documents, consents, evidence of perfection of all Liens under the Specified Vessel Collateral Documents, as Administrative Agent may reasonably require. (g) With respect to any Generator included in the Borrowing Base as of the Closing Date or any time thereafter, within five (5) Business Days following an advance of the Loan related thereto, the following conditions shall be satisfied: (i) to the extent not previously delivered pursuant to Section 4.03(a), the Collateral Agent shall have received the documentation with respect to such Generator, and such Generator shall have met the conditions, set forth in the definition of “Eligible Specified Asset;” (ii) the Specified Asset Owner has executed the Generator Collateral Documents and delivered such Generator Collateral Documents to the Collateral Agent; (iii) all recordings, filings and registrations required under Applicable Law to perfect the Liens under the Generator Collateral Documents have been made; and (iv) the Specified Asset Owner shall have delivered to Administrative Agent such other assurances, certificates, documents, consents, evidence of perfection of all Liens under the Generator Collateral Documents as Administrative Agent may reasonably require.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 103 ARTICLE V REPRESENTATIONS AND WARRANTIES Each Loan Party represents and warrants to the Administrative Agent and the Lenders, as of the date made or deemed made, that: 5.01 Existence, Qualification and Power. Each Loan Party (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. 5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is or is to be a party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of (or the requirement to create) any Lien under (other than pursuant to the Loan Documents), or require any payment to be made under (i) any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its properties is bound or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Applicable Law, except, in each case referred to in clause (b) or (c), to the extent that failure to do so, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. 5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by any Loan Party of this Agreement or any other Loan Document, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, or (c) the perfection of the Liens created under the Collateral Documents (including the first priority nature thereof), other than, in each of the foregoing cases (i) authorizations, approvals, actions, notices and filings which have been duly obtained, (ii) filings to perfect the Liens created by the Collateral Documents, (iii) after the Closing Date, such permits, licenses, authorizations, approvals and entitlements that are required for the lawful conduct of the Loan Parties’ business, each of which shall have been obtained on or before the date on which it is required to be obtained, and (iv) those approvals, consents, authorizations, actions, notices and filings the failure of which to obtain, take, give or make, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 104 5.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except to the extent limited by (i) Debtor Relief Laws or (ii) equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion. 5.05 Financial Statements; No Material Adverse Effect. (a) Audited Financial Statements. The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein and (ii) fairly present in all material respects the financial condition of the Borrower and its Subsidiaries (on a consolidated basis) as of the date thereof and their results of operations, cash flows and changes in Shareholders’ Equity for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein. (b) Quarterly Financial Statements. The most recent Financial Statements delivered pursuant to Section 6.01(b), (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations, cash flows and changes in Shareholders’ Equity for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments. (c) Material Adverse Effect. Since the date of the balance sheet included in the Audited Financial Statements, as of the Amendment No. 3 Effective Date, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. 5.06 Litigation. Except for the matters set forth in Schedule 5.06, there are no actions, suits, proceedings, claims or disputes pending as to which any Loan Party or any Restricted Subsidiary have been served or have received notice or, to the best knowledge of the Loan Parties, threatened, at law, in equity, in arbitration or before any Governmental Authority, by or against any Loan Party or any Restricted Subsidiary or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document or any of the transactions contemplated hereby, or (b) either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. 5.07 No Default. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document. 5.08 Ownership of Property. Each Loan Party has good record and marketable title in fee simple to, or valid leasehold interests in, all Real Property necessary or used in the ordinary conduct of its business, except for such defects in

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 105 title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 5.09 Environmental Matters. Except as described in Schedule 5.09, as of the Amendment No. 3 Effective Date (a) neither Borrower nor any of its Restricted Subsidiaries at any time has disposed of, discharged, Released or threatened the Release of any Hazardous Materials in violation of any Environmental Law, (b) to the best knowledge of Borrower, no condition exists that violates any Environmental Law affecting any real property owned by Borrower or any of its Restricted Subsidiaries, (c) no real property or any portion thereof is or has been utilized by Borrower or any of its Restricted Subsidiaries as a site for the manufacture of any Hazardous Materials and (d) to the extent that any Hazardous Materials are used, generated or stored by Borrower or any of its Restricted Subsidiaries on any real property, or transported to or from such real property by Borrower or any of its Restricted Subsidiaries, such use, generation, storage and transportation are in compliance with all Environmental Law. 5.10 Insurance. The properties of the Loan Parties and the Restricted Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the applicable Loan Party or the applicable Subsidiary operates. The Loan Parties are in compliance with Section 6.07. 5.11 Taxes. Each Loan Party has timely filed all federal, state and other material tax returns and reports required to be filed, and have timely paid all federal, state and other material Taxes (whether or not shown on a tax return), including in its capacity as a withholding agent, levied or imposed upon it or its properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. 5.12 ERISA Compliance. (a) Each Plan is in compliance with the applicable provisions of ERISA, the Code and other federal or state laws except to the extent that such non-compliance has not resulted or could not reasonably be expected to result in a Material Adverse Effect. Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter or is subject to a favorable opinion letter from the IRS to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the IRS. To the best knowledge of the Loan Parties, nothing has occurred that would reasonably be expected to prevent or cause the loss of such tax-qualified status. (b) There are no pending or, to the best knowledge of the Loan Parties, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules by the Loan Parties or to

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 106 the knowledge of the Loan Parties, any of their employees, with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. (c) (i) No ERISA Event has occurred, and no Loan Party nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan or Multiemployer Plan; (ii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and no Loan Party nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iii) no Loan Party nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (iv) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could reasonably be expected to be subject to Section 4069 or Section 4212(c) of ERISA; and (v) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan. (d) Neither the Borrower nor any ERISA Affiliate maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any active or terminated Pension Plan other than (i) on the Amendment No. 3 Effective Date, those listed on Schedule 5.12 hereto and (ii) thereafter, Pension Plans not otherwise prohibited by this Agreement. (e) The Borrower represents and warrants as of the Amendment No. 3 Effective Date that the Borrower is not and will not be using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to the Borrower’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement. 5.13 Margin Regulations; Investment Company Act. (a) Margin Regulations. Neither the Borrower nor any of its Restricted Subsidiaries is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U), or extending credit for the purpose of purchasing or carrying margin stock. (b) Investment Company Act. None of the Borrower or any Restricted Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940. 5.14 Disclosure. No report, financial statement, certificate or other written information concerning the Loan Parties and their Subsidiaries that was furnished in writing by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case as modified or supplemented by other information so furnished) when so furnished and taken as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading (in each case after giving effect to all supplements and updates provided thereto); provided that, with respect to projected financial information and other forward looking information, each Loan

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 107 Party represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood and agreed that such projected financial information is not to be viewed as facts and that actual results during the period or periods covered by any such projected financial information may differ significantly from the projected results, and no assurance can be given that projected results will be realized). 5.15 Compliance with Laws. Each Loan Party and each Restricted Subsidiary thereof is in compliance with the requirements of all Applicable Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 5.16 Solvency. The Loan Parties are, on a Consolidated basis, Solvent. 5.17 Casualty, Etc. Neither the businesses nor the properties of any Loan Party are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. 5.18 Sanctions Concerns and Anti-Corruption Laws. (a) Sanctions Concerns. No Loan Party, nor any Subsidiary, nor, to the knowledge of the Loan Parties and their Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is 50% or more owned or controlled by one or more individuals or entities that are (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated Nationals or HMT’s Consolidated List of Financial Sanctions Targets, or any similar list enforced by the United States Government (including OFAC and the U.S. Department of State), the United Nations Security Council, the European Union or HMT or (iii) located, organized or resident in a Designated Jurisdiction, excepting as may be authorized by general or specific licenses or license exceptions with respect to the applicable Sanctions or to the extent permitted under, or otherwise not be in violation of, the applicable Sanctions. The Borrower and its Subsidiaries have conducted their businesses in compliance with all Sanctions and have instituted and maintained policies and procedures reasonably designed to promote compliance with such Sanctions. (b) Anti-Corruption Laws. The Loan Parties and their Subsidiaries have conducted their business in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other applicable anti-corruption legislation in other jurisdictions, and have instituted and maintained policies and procedures reasonably designed to promote compliance with such laws. 5.19 Subsidiaries; Equity Interests; Loan Parties. (a) Subsidiaries, Joint Ventures, Partnerships and Equity Investments.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 108 (i) Set forth on Schedule 5.19(a) is a complete and accurate list of all Subsidiaries, joint ventures and partnerships and other equity investments of the Loan Parties as of the Amendment No. 3 Effective Date or as of the last date such Schedule was required to be updated in accordance with Section 6.03(e) and Section 6.13. (ii) As of the Amendment No. 3 Effective Date or as of the last date such Schedule was required to be updated in accordance with Section 6.03(e) and Section 6.13, each Subsidiary that is an Excluded Subsidiary is so indicated on Schedule 5.19(a). (b) Loan Parties. Set forth on Schedule 5.19(b) is a complete and accurate list of all Loan Parties, showing as of the Amendment No. 3 Effective Date, or as of the last date such Schedule was required to be updated in accordance with Section 6.13, (as to each Loan Party), or as of the date the Borrower has voluntarily updated such Schedule, which may occur at any time without the consent of, but with notice to, the Agent, (i) the exact legal name, (ii) any former legal names of such Loan Party in the four (4) months prior to the Closing Date, (iii) the jurisdiction of its incorporation or organization, as applicable, (iv) the type of organization, (v) the address of its chief executive office and (vi) its U.S. federal taxpayer identification number or, in the case of any non-U.S. Loan Party that does not have a U.S. taxpayer identification number, its unique identification number issued to it by the jurisdiction of its incorporation or organization. 5.20 Collateral Representations. (a) Collateral Documents. The Collateral Documents create legal, valid and enforceable security interests in, and Liens (subject to Permitted Liens) on, all the right, title and interests in the Collateral purported to be covered thereby, which security interests and Liens are currently perfected security interests, to the extent required by the Collateral Documents. (b) Pledged Equity Interests. Set forth on Schedule 5.20(b), as of the Amendment No. 3 Effective Date and as of the last date such Schedule 5.20(b) was required to be updated in accordance with Section 6.13, is a list of (i) all Pledged Equity and (ii) all other Equity Interests required to be pledged to the Administrative Agent pursuant to the Collateral Documents (in each case, detailing the Grantor (as defined in the Pledge Agreement), the Person whose Equity Interests are pledged, the number of shares of each class of Equity Interests, the certificate number and percentage ownership of outstanding shares of each class of Equity Interests and the class or nature of such Equity Interests (i.e., voting, non-voting, preferred, etc.)). (c) Specified Real Properties. Set forth on Schedule 5.20(c), as of the Amendment No. 3 Effective and, set forth on the most recent Borrowing Base Certificate with respect to any Specified Real Property added to the Borrowing Base after the Amendment No. 3 Effective Date, as of the last date such Specified Real Property was added to the Borrowing Base, is a list of all Specified Real Properties (including (i) the name of the Loan Party owning such Specified Real Property, (ii) the property address, and (iii) the city, county, state and zip code which such Specified Real Property is located). 5.21 Affected Financial Institutions. No Loan Party is an Affected Financial Institution.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 109 5.22 Covered Entities. No Loan Party is a Covered Entity. 5.23 Beneficial Ownership Certification. The information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects. 5.24 Regulation H. As of the date on which the conditions set forth in Section 4.03(e)(ii) have been satisfied with respect to any Specified Real Property, such Specified Real Property is either (i) not a Flood Hazard Property or (ii) if such Specified Real Property is a Flood Hazard Property the Administrative Agent shall have received the following: (a) the applicable Loan Party’s written acknowledgment of receipt of written notification from the Administrative Agent (i) as to the fact that such Specified Real Property is a Flood Hazard Property, (ii) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (iii) such other flood hazard determination forms, notices and confirmations thereof as requested by the Administrative Agent and (b) copies of insurance policies or certificates of insurance of the applicable Loan Party evidencing flood insurance reasonably satisfactory to the Administrative Agent and naming the Administrative Agent as loss payee on behalf of the Lenders. All flood hazard insurance policies required hereunder have been obtained and remain in full force and effect, and the premiums thereon have been paid in full. 5.25 Leases, Engines and Equipment. Each of the following is true and correct with respect to each existing Lease for an Engine and/or item of Equipment included in the Borrowing Base that is not Off-Lease: (a) The amounts of rent and other amounts due under each such Lease, as shown on the Borrower’s books and records and on any statement or schedule delivered to the Administrative Agent in connection therewith, are the true and correct amounts actually owed to the Borrower and the other Lessors. (b) If applicable, with respect to any such Lease, the designated “Chattel Paper” original is in the possession of the Collateral Agent or, with respect to chattel paper, if there shall be more than one original, then the sole counterpart which constitutes “chattel paper” for purposes of perfection by possession under the UCC is in the possession of the Collateral Agent, in each case, solely to the extent that any such Chattel Paper exists, is in the actual possession of the Lessor or Loan Party and the Borrower has in good faith determined that such Chattel Paper is reasonably capable of being delivered to the Collateral Agent. (c) All rentals, fees, costs, expenses and charges paid or payable by the Lessee under any such Lease, including any brokerage and other fees paid to the Borrower do not violate any Applicable Law relating to the maximum fees, costs, expenses or charges that can be charged in any jurisdiction in which any Engine or Equipment is located or in which the corresponding Lessee is located, or in which a transaction was consummated, or in any other jurisdiction which may have jurisdiction with respect to any such Engine, Equipment, corresponding Lease or Lessee.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 110 5.26 Cape Town Convention. Each of the following is true and correct with respect to each Lease for an Engine and item of Equipment included in the Borrowing Base: (a) Each relevant Loan Party that is the Lessor under such Lease is (i) a “Transactional User Entity” (as such term is defined in the Regulations for the International Registry); (ii) “situated,” for the purposes of the Cape Town Convention, in the United States; and (iii) has the “power to dispose” (as such term is used in the Cape Town Convention) of the Airframe, Engines or Turboprop Engines; (b) The Registerable Assets are “aircraft objects” (as such term is defined in the Cape Town Convention); and (c) The payment of principal of and interest on the Notes, and the performance by the Borrower of the Obligations, are “associated rights” (as such term is defined in the Cape Town Convention) with respect to each Registerable Asset. 5.27 Depreciation Policies. The Borrower’s depreciation policies in effect as of the Amendment No. 3 Effective Date with respect to the Engines, the Equipment and the Specified Assets are as set forth on Schedule 5.27. 5.28 Outstanding Preferred Stock. All issued and outstanding preferred Stock of the Borrower is duly authorized and validly issued. 5.29 Eligible Engines and Equipment. As of the Amendment No. 3 Effective Date Schedule 5.29 sets forth a list of all Eligible Engines and/or items of Eligible Equipment (other than Eligible Parts) indicating whether such Eligible Engine or Eligible Equipment is subject to a Lease in effect. 5.30 Preservation of International Interests. The Lien, International Interest and assignment of International Interest of each Mortgage and Security Agreement and Owner Trustee Mortgage and Security Agreement and the International Interest of each Cape Town Eligible Lease shall be registered with the FAA and/or International Registry, and such rights, International Interests and assignments of International Interest of the Engine Owner, Equipment Owner and the Collateral Agent in each Registerable Asset are at all times maintained as against any third parties under the Applicable Laws of any jurisdiction within the United States and as against any third parties in any Contracting State under the Cape Town Convention. ARTICLE VI AFFIRMATIVE COVENANTS Each of the Loan Parties hereby covenants and agrees that on the Closing Date and thereafter until the Facility Termination Date, such Loan Party shall, and shall cause each of its Restricted Subsidiaries to: 6.01 Financial Statements. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders: (a) Audited Financial Statements. As soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Borrower (or, if earlier, fifteen (15) days

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 111 after the date required to be filed with the SEC (giving effect to any extension permitted by the SEC)) (commencing with the fiscal year ending December 31, 2024), the Consolidated Financial Statements of the Borrower and its Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit, such Consolidated Financial Statements to be certified by an Authorized Signatory. (b) Quarterly Financial Statements. (i) As soon as available, but in any event within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Borrower (or, if earlier, five (5) days after the date required to be filed with the SEC (giving effect to any extension permitted by the SEC)) and (ii) as soon as available, but in any event within ninety (90) days after the end of the last fiscal quarter of each fiscal year of the Borrower (or, if earlier, fifteen (15) days after the date required to be filed with the SEC (giving effect to any extension permitted by the SEC)), (A) the Financial Statements of the Borrower and its Subsidiaries as at the end of such fiscal quarter, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such Financial Statements to be certified by an Authorized Signatory and (B) company- prepared Financial Statements for the Borrower on a non-consolidated basis for such fiscal quarter. As to any information contained in materials furnished pursuant to Section 6.02(d), the Borrower shall not be separately required to furnish such information under Section 6.01(a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Borrower to furnish the information and materials described in Sections 6.01(a) and (b) above at the times specified therein. 6.02 Certificates; Certain Other Information. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders: (a) Compliance Certificate. Concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b) (i) a duly completed Compliance Certificate signed by an Authorized Signatory of the Borrower. Unless the Administrative Agent or a Lender request executed originals, delivery of the Compliance Certificate may be by electronic communication including fax or email and shall be deemed to be an original and authentic counterpart thereof for all purposes. To the extent new Restricted Subsidiaries that are required to become Guarantors have been formed or acquired, to the extent not previously delivered pursuant to Section 6.13, an updated version of Schedule 5.19(b) shall be attached to the Compliance Certificate delivered following each such Restricted Subsidiary’s formation or acquisition, as applicable. (b) Changes in Entity Structure. In the event of any merger or consolidation of any Loan Party permitted pursuant to the terms hereof, provide prompt (and in any event no later than delivery of the next Compliance Certificate) notice of such change in entity structure to the Administrative Agent, along with such other information as reasonably requested by the Administrative Agent. Provide prompt (and in any event no later than delivery of the next

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 112 Compliance Certificate) notice to the Administrative Agent, of any change in any Loan Party’s legal name, state of organization, or organizational existence. (c) Audit Reports. Promptly after any request by the Administrative Agent or any Lender, copies of any detailed audit reports submitted to the board of directors (or the audit committee of the board of directors) of any Loan Party by independent accountants in connection with the accounts or books of any Loan Party or any of its Subsidiaries, or any audit of any of them. (d) Annual Reports; Etc. Promptly after the same are available, copies of each annual report, proxy or Financial Statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto. (e) Anti-Money-Laundering; Beneficial Ownership Regulation. Promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti- money-laundering rules and regulations, including the Patriot Act. (f) Beneficial Ownership. To the extent any Loan Party qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, an updated Beneficial Ownership Certification promptly following any change in the information provided in the Beneficial Ownership Certification delivered to any Lender in relation to such Loan Party that would result in a change to the list of beneficial owners identified in such certification. (g) Additional Information. Promptly, such additional financial information regarding any Loan Party or any Restricted Subsidiary thereof, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request. Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(g) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 1.01(a); or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. The Borrower hereby acknowledges that (i) the Administrative Agent and/or an Affiliate thereof may, but shall not be obligated to, make available to the Lenders and each L/C Issuer materials and/or information provided by or on behalf of the Borrower hereunder (collectively,

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 113 “Borrower Materials”) by posting the Borrower Materials on IntraLinks, Syndtrak, ClearPar or a substantially similar electronic transmission system (the “Platform”). 6.03 Notices and Information. Shall provide to the Administrative Agent and, with respect to clauses (a) and (b), each Lender: (a) promptly, and in any event within two (2) Business Days, notice of the occurrence of any Default or Event of Default; (b) promptly, and in any event within two (2) Business Days of when the Borrower becomes aware or, in the exercise of reasonable due diligence should have become aware of the same, written notice if at any time a Borrowing Base Deficiency exists, and promptly, and in any event within five (5) Business Days, written notice of any material damage to or other Event of Loss with respect to any Eligible Engine or Eligible Equipment; (c) (i) within thirty (30) days of the deadline in each calendar year in the reporting requirement under the West Funding Facilities, the audited financial statements of WEST III (unconsolidated), WEST IV (unconsolidated), WEST V (unconsolidated), WEST VI (unconsolidated) and WEST VII (unconsolidated) and (ii) on or before May 31 of each calendar year, the audited financial statements of WMES; (d) concurrently with the delivery of each Compliance Certificate required to be delivered pursuant to Section 6.02(a), a report calculating the percentage that the consolidated total assets of all Immaterial Subsidiaries bears in comparison to the consolidated total assets of the Borrower and its Restricted Subsidiaries (excluding, for the avoidance of doubt, the Excluded Subsidiaries from such calculation); (e) concurrently with the delivery of each Compliance Certificate required to be delivered pursuant to Section 6.02(a), an updated Schedule 5.19(a); (f) as soon as practicable and in any event within fifteen (15) days after the end of each calendar month, a Borrowing Base Certificate of the Borrower setting forth, as of the end of such calendar month, among other things, (i) a detailed calculation of the Borrowing Base and (ii) a description of the Eligible Engines, Eligible Equipment, Eligible Leases and Eligible Specified Assets included in the Borrowing Base; (g) within fifteen (15) days following the end of each fiscal quarter, the relevant Appraisal(s) with respect to Eligible Engines, Eligible Equipment and/or Eligible Saleable Assets added to the Borrowing Base during such fiscal quarter just ended; (h) promptly upon the earlier of the date on which the Borrower becomes aware or, in the exercise of reasonable due diligence should have become aware of the same, notice, by telephone (to be confirmed within three (3) calendar days in writing from the Borrower to each Lender), of the occurrence of any of the following: (i) any breach under any contract or contracts and breach involves payments by the Borrower in an amount which would result in a Material Adverse Effect; (ii) any instance in which Engines or Equipment are operated (x) on routes with respect to which it is customary for air carriers flying comparable routes to carry

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 114 confiscation or expropriation insurance for which such insurance has not been obtained or (y) in any area designated by companies providing such coverage as a recognized or threatened war zone or area of hostilities or an area where there is a substantial risk of confiscation or expropriation; and (iii) any “Early Amortization Event,” Event of Default or “Servicer Termination Event” (as such terms are defined in the applicable WEST Funding Facility) under the WEST Funding Facilities; (i) promptly copies of any material amendments, modifications or supplements to (i) any certificates of incorporation or by-laws of the Loan Parties, and (ii) the WEST Funding Facilities, certified, with respect to the certificate of incorporation, by the appropriate state officials, and, with respect to the other foregoing documents, by an Authorized Signatory of the Borrower as a true and correct copy thereof; (j) promptly notice in writing of (i) any litigation, legal proceeding or dispute, other than disputes in the ordinary course of business or, whether or not in the ordinary course of business, affecting the Borrower and/or any Restricted Subsidiary as a defendant, whether or not fully covered by insurance, and regardless of the subject matter thereof, which proceeding or dispute, if determined or resolved against the Borrower and/or any Restricted Subsidiary is reasonably likely to have a Material Adverse Effect on the Borrower or any Restricted Subsidiary or (ii) any cancellation or threatened cancellation by any insurance carrier of any insurance policy or policies carried by any Loan Party on the assets and properties of any Loan Party. Each notice pursuant to this Section 6.03 shall be accompanied by a statement of an Authorized Signatory of the Borrower setting forth details of the occurrence referred to therein and to the extent applicable, stating what action the Borrower has taken and proposes to take with respect thereto. 6.04 Payment of Obligations. Pay and discharge as the same shall become due and payable, all material Taxes imposed upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary; provided that such contested amounts shall not exceed, in the aggregate, $10,000,000 (or such higher amount as may be agreed to by the Agent in its reasonable discretion). 6.05 Preservation of Existence, Etc. (a) Except as permitted by Sections 7.04, 7.12 and 8.01(n), preserve and maintain in full force and effect the legal existence of each Loan Party under the Laws of the jurisdiction of its organization; and (b) take all reasonable action to maintain all material rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so would not have a Material Adverse Effect. 6.06 Maintenance of Properties. Maintain, or with respect to property subject to Leases, require the Lessees to maintain, in good working order and condition consistent with industry practices and standards (taking into consideration ordinary wear and tear), all of its property and not permit any waste thereof, and, in the ordinary course of business, make all needful and proper repairs, replacements, additions and improvements thereto as are necessary for the conduct of its business, except that the failure

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 115 to maintain, preserve and protect a particular item of property shall not constitute a violation of this covenant if such failure shall not cause a Material Adverse Effect or if such item is at the end of its useful life or otherwise is not of significant value, either intrinsically or to the operations of the Borrower. 6.07 Maintenance of Insurance. (a) Maintenance of Insurance. Maintain, or cause Lessee(s) to maintain, as applicable with financially sound and reputable insurance companies not Affiliates of the Borrower, liability, casualty and other insurance (subject to customary deductibles and retentions) with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons. Subject to Section 6.07(d), all such insurance shall (i) provide for not less than thirty (30) days’ prior notice to the Administrative Agent of termination, lapse or cancellation of such insurance, (ii) name the Administrative Agent as mortgagee (in the case of property insurance) or additional insured on behalf of the Secured Parties (in the case of liability insurance, all risk ground insurance and flight engine coverage for Engines, and war risk insurance (if applicable)) or loss payee (in the case of property insurance and hull insurance), as applicable and (iii) be reasonably satisfactory in all other respects to the Administrative Agent. Upon the occurrence and continuation of a Default or Event of Default, the Borrower hereby directs all present and future insurers under its and its Restricted Subsidiaries’ “All Risk” policies of insurance to pay all proceeds payable thereunder directly to the Administrative Agent for the ratable benefit of Lenders. The Administrative Agent reserves the right at any time, upon review of the Borrower’s risk profile, to require additional forms and limits of insurance to adequately protect the Lenders’ interests in accordance with the Administrative Agent’s normal practices for similarly situated the borrowers, and if the circumstances are unusual, in the Administrative Agent’s sole opinion. (b) Flood Insurance. With respect to any Specified Real Property in respect of which the conditions set forth in Section 4.03(e)(ii) have been satisfied: (i) If any portion of such Specified Real Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), then the Borrower shall, or shall cause each Loan Party or Lessee to (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and deliver to the Administrative Agent evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent. (ii) The Borrower shall promptly notify the Administrative Agent if such Specified Real Property is, or becomes, a Flood Hazard Property. (c) Evidence of Insurance. Annually, upon expiration of current insurance coverage, the Loan Parties shall provide, or cause to be provided, to the Administrative Agent, such evidence of insurance. (d) Post-Closing Insurance Covenant. On, or promptly following, and in any event within five (5) Business Days of, (i) the Closing Date or (ii) the date which an Engine or item of Equipment is included in the Borrowing Base, each Loan Party that is an Engine Owner or

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 116 Equipment Owner that is subject to an Eligible Lease will deliver notice to the Lessee thereunder (or in the case of an Engine or item of Equipment subject to a Head Lease, the Borrower shall cause the Leasing Subsidiary to deliver notice to the sublessee under the applicable sublease) notifying the Lessee that the Agent shall be the “Lessor’s Lender” (or any similar concept in the applicable Lease) and providing the Agent’s notice information and requesting that the Lessee (or sublessee as applicable) provide updated insurance certificates and endorsements that comply with the requirements of this Section 6.07 as soon as reasonably practicable and in any event prior to the next annual renewal of the applicable insurance policies and the Borrower shall (or shall cause the Leasing Subsidiary to) use commercially reasonable efforts to obtain such updated certificates and endorsements from the lessee as soon as reasonably practicable and in any event prior to the next annual renewal of the applicable insurance policies. 6.08 Compliance with Laws. Comply with the requirements of all Applicable Laws, including all Environmental Laws, and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. 6.09 Books and Records. Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP, in all material respects, consistently applied shall be made of all financial transactions and matters involving the assets and business of such Loan Party or such Restricted Subsidiary, as the case may be; 6.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, review Placard affixation to Eligible Equipment of the Borrower and its Subsidiaries and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Borrower with reasonable prior notice to the Borrower and at such reasonable times during normal business hours (but not so as to materially interfere with the business of the Borrower or any of its Subsidiaries) up to two times per year if no Event of Default has occurred and is then continuing; provided, however, that when an Event of Default exists and is continuing the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at any time during normal business hours and without advance notice. The Borrower shall reimburse the Administrative Agent for up to $25,000.00 of inspection-related expenses per year or, so long as an Event of Default has occurred and is continuing, for all inspection-related expenses incurred while such Event of Default is continuing. 6.11 Use of Proceeds. Use the proceeds of the Credit Extensions for lawful general corporate purposes, including refinancing or financing aircraft engines and/or airframes owned and held for lease and the purchase of Parts.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 117 6.12 Appraisals. Once per each fiscal year, (a) the Borrower shall permit the Administrative Agent to retain an Appraiser (at the Borrower’s expense) to conduct an Appraisal with respect to all Eligible Engines, Eligible Equipment (other than Eligible Parts but, for clarity, including Eligible Corporate Aircraft), Eligible Saleable Assets (other than Parts constituting Eligible Saleable Assets) and Eligible Specified Assets included in the Borrowing Base and (b) if requested by the Administrative Agent, the Borrower shall permit the Administrative Agent to retain an Appraiser (at the Borrower’s expense) to conduct an Appraisal with respect to all Parts included in the Borrowing Base. 6.13 Joinder of Loan Parties. (a) The Loan Parties will cause each Subsidiary (other than Excluded Subsidiaries) that (i) is not an Immaterial Subsidiary or (ii) notwithstanding clause (i), (A) owns or acquires a Specified Asset that the Borrower has added or intends to add to the Borrowing Base or (B) is a Free Flow Cash Subsidiary (unless the equity of such Free Flow Cash Subsidiary is Pledged Equity or subject to an Acceptable Lien), whether newly formed, after acquired or otherwise existing to promptly (and in any event within ten (10) Business Days after such Subsidiary is formed or acquired or designated by the Borrower as a Loan Party (or such longer period of time as agreed to by the Administrative Agent in its reasonable discretion)) to become a Guarantor hereunder by way of execution of a Joinder Agreement. (b) In connection with the foregoing subsection (a), the Loan Parties shall deliver to the Administrative Agent, with respect to each Guarantor added after the Closing Date to the extent applicable, substantially the same documentation required pursuant to Sections 4.01(b), (d), (g), (j) and (s) and such other documents or agreements as the Administrative Agent may reasonably request, including information necessary to update Schedules 5.19(a), 5.19(b), 5.20(b), 5.20(c) and 5.29, as applicable with respect to such Guarantor. (c) If any such report provided by the Borrower pursuant to Section 6.03(d) evidences that (x) the value of the total assets of any Restricted Subsidiary, together with the consolidated total assets of each other Immaterial Subsidiary as of the relevant date of determination, do not exceed 15% of the consolidated total assets of the Borrower (excluding the Excluded Subsidiaries from such calculation) and such Restricted Subsidiary does not directly own any assets included in the Borrowing Base, such Restricted Subsidiary may be designated by the Borrower by written notice to the Collateral Agent as an Immaterial Subsidiary and shall not be required to comply with Section 6.13(a), (y) the value of the total assets of any Restricted Subsidiary, together with the consolidated total assets of each other Immaterial Subsidiaries as of the relevant date of determination, does exceed 15% of the consolidated total assets of the Borrower (excluding the Excluded Subsidiaries from such calculation), the Borrower shall promptly, and in any event, within three (3) Business Days after the delivery of such report, designate by written notice to the Collateral Agent which Restricted Subsidiary shall no longer be an Immaterial Subsidiary and shall cause such Restricted Subsidiary to comply with Section 6.13(a), or (z) the consolidated total assets of all Immaterial Subsidiaries does not exceed 15% of the consolidated total assets of the Borrower (excluding the Excluded Subsidiaries from such calculation), upon written request by the Borrower to the Collateral Agent and the execution of release documentation that is reasonably satisfactory to the Collateral Agent, each applicable Loan Party, so long as each such Loan Party does not directly own any assets included in the Borrowing Base, that the Borrower designates shall be released from its obligations under Section 6.13(a) and shall be designated as an Immaterial Subsidiary.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 118 6.14 Anti-Corruption Laws; Sanctions. Conduct its business in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other applicable anti-corruption legislation in other jurisdictions and with all Sanctions, and maintain policies and procedures reasonably designed to promote and achieve and achieve compliance with such laws and Sanctions. 6.15 Further Assurances. Promptly upon request by the Administrative Agent, or any Lender through the Administrative Agent, (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments (including promptly completing any registration or stamping of documents as may be applicable) as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent permitted by Applicable Law, subject any Loan Party’s or any of its Restricted Subsidiaries’ properties, assets, rights or interests required to be pledged pursuant to the Collateral Documents to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Restricted Subsidiaries is or is to be a party, and cause each of its Restricted Subsidiaries to do so. 6.16 Maintenance of WEST, the Administrative Agent Agreements and the WEST Servicing Agreements. Maintain substantially consistent with past practices and not terminate the Borrower’s interest and/or role under any WEST Administrative Agency Agreement and the Borrower’s management fee arrangement under any WEST Servicing Agreement and promptly notify the Administrative Agent of any deviation from such practices. 6.17 Maintenance of Current Depreciation Policies. Maintain its method of depreciating its assets substantially consistent with past practices as set forth in Schedule 5.27 and promptly notify the Administrative Agent of any deviation from such practices. 6.18 Addition of Collateral; Certain Collateral Matters. (a) Any Subsidiary of the Borrower that owns or acquires any engine or equipment may become an Engine Owner or an Equipment Owner upon the delivery of: (i) notice to the Administrative Agent of such Subsidiary’s intention to include such engine or equipment in the Borrowing Base, subject to the satisfaction of the requirements set forth under Section 4.03, (ii) if such Subsidiary is not a Guarantor, the documents required by Sections 6.13(a) and (b), (iii) an executed Mortgage and Security Agreement and, as when required pursuant to Section 4.03(b), such other Collateral Documents as may be reasonably requested by the Collateral Agent in order to grant in favor of the Collateral Agent a Lien on such engine or equipment, which Lien shall be a fully-perfected first priority Lien which is not subject to any other Lien (other than Permitted

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 119 Liens), (iv) with respect to any Foreign Subsidiary that acquires or owns any Engine or piece of Equipment that is to be included in the Borrowing Base, (x) if such Foreign Subsidiary is organized under the laws of Bermuda, the Cayman Islands, France, Ireland or the United Kingdom, a Local Law Stock Pledge Agreement; provided that, pursuant to a request by the Borrower submitted on each occasion that any Engine or piece of Equipment acquired or owned by such Foreign Subsidiary is proposed to be included in the Borrowing Base, the Collateral Agent, in its absolute discretion, may waive the requirement for the relevant Foreign Subsidiary to obtain a Local Law Stock Pledge Agreement in any of the foregoing jurisdictions listed in this Section 6.18(a)(iv)(x) or (y) if such Foreign Subsidiary is organized under the laws of a non-U.S. jurisdiction other than any such jurisdictions listed in Section 6.18(a)(iv)(x), to the extent required by the Collateral Agent in its reasonable judgment, a Local Law Stock Pledge Agreement and (v) such other documentation as the Administrative Agent may reasonably require. (b) Affix and maintain or use its best efforts to cause each Lessee under a Lease to affix to and maintain on all Eligible Engine(s) or item(s) of Eligible Equipment (other than Eligible Parts) a placard bearing an inscription substantially in the form attached hereto as Exhibit M or such other inscription as the Administrative Agent from time to time may reasonably request (a “Placard”). The Borrower shall, upon request, provide to the Administrative Agent a list of all Eligible Engines or items of Eligible Equipment (other than Eligible Parts) subject to a Lease indicating, to the best knowledge of the Borrower, which Engines have Placards affixed and on which no such Placard is affixed. (c) the Borrower shall cause any Subsidiary that owns or acquires a Specified Asset that the Borrower intends to add to the Borrowing Base to execute and deliver to the Administrative Agent a Joinder Agreement pursuant to Section 6.13, and the relevant Collateral Documents with respect to such Specified Asset and deliver to the Administrative Agent the other items specified in the definition of “Eligible Specified Asset” and Section 4.03 with respect to such Specified Asset. 6.19 International Registry. Cause, or shall cause any other party, as applicable, at the Borrower’s expense, to (i) register with the FAA and/or International Registry, and thereafter maintain, the Lien, International Interest and assignment of International Interest of each of the Mortgage and Security Agreement and each Owner Trustee Mortgage and Security Agreement and the International Interest of each Cape Town Eligible Lease; and (ii) maintain the rights and International Interests and assignment of International Interest of the Engine Owner, Equipment Owner and the Administrative Agent in each Registerable Asset, as against any third parties under the Applicable Laws of any jurisdiction within the United States and as against any third parties in any Contracting State under the Cape Town Convention. The Borrower agrees to furnish the Collateral Agent with copies of all documents relating to the foregoing and with recording and registration data as promptly as practicable following the issuance of the same by the FAA and the International Registry. ARTICLE VII NEGATIVE COVENANTS Each of the Loan Parties hereby covenants and agrees that on the Closing Date and thereafter until the Facility Termination Date, no Loan Party shall, nor shall it permit any Restricted Subsidiary to, directly or indirectly:

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 120 7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, or any Collateral, whether now owned or hereafter acquired or engage in any Sale and Leaseback Transaction of its property or any Collateral, except for the following: (a) Liens securing the Secured Obligations; (b) Permitted Liens; (c) Liens on property acquired by the Borrower or any of its Subsidiaries that were in existence at the time of the acquisition of such property and were not created in contemplation of such acquisition; (d) Liens securing (i) purchase money Indebtedness permitted by Section 7.02 and (ii) Indebtedness that directly or indirectly refinances purchase money Indebtedness referred to in the preceding clause (i) and that is otherwise permitted by Section 7.02, solely to the extent such Liens are on and limited to the capital assets acquired, constructed or financed with the proceeds of the Indebtedness referred to in clause (i); (e) Sale and Leaseback Transactions with respect to assets not included in the Borrowing Base; and (f) Liens or other contractual covenants binding on the Borrower or any of its Subsidiaries that prohibit Liens on the stock of any Excluded Subsidiary granted by the Borrower in favor of a lender in connection with any financing thereof, in each case where such financing otherwise complies with the requirements of this Agreement. 7.02 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except: (a) the Secured Obligations; (b) Indebtedness outstanding on the Amendment No. 3 Effective Date and listed on Schedule 7.02 and any refinancings, restatements, amendment and restatements, replacements, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such refinancing, refunding, renewal or extension; (c) Indebtedness in respect of Capitalized Leases; provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $5,000,000; (d) In addition to Indebtedness permitted in Section 7.02(j) below, intercompany Indebtedness owed by any Subsidiary to the Borrower or to any other Subsidiary; provided that

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 121 such Indebtedness shall not have been transferred to any Person other than the Borrower or any of its Subsidiaries; (e) Indebtedness related to existing and future (i) ABS Financings including, but not limited, to WEST, (ii) the Willis Warehouse Financing and (iii) Non-Recourse Debt including Non-Recourse Debt incurred by (x) any Special Purpose Financing Vehicle or (y) any Loan Party or a Restricted Subsidiary thereof in the nature of a Guarantee of, or a pledge of Equity Interests of, any such Special Purpose Financing Vehicle that is expressly made non-recourse to such Loan Party or Restricted Subsidiary thereof (other than for breach of standard representations and warranties or misapplication of funds or other customary recourse carve-outs for a non- or limited-recourse transaction); (f) Subordinated Obligations in such amount as may be approved in writing by the Administrative Agent and the Lenders; (g) Guaranteed Indebtedness in support of the obligations of Willis Lease (China) Limited under the Willis Lease (China) Limited Financing Facility; (h) Indebtedness pursuant to Swap Contracts, solely to the extent entered into in the ordinary course of business for the purpose of mitigating risks associated with liabilities, commitments, investments, assets or property and not for the purpose of speculation or taking a market risk; (i) Guarantees of the Borrower or any Subsidiary in respect of Indebtedness (i) otherwise permitted hereunder of the Borrower or any other Subsidiary (so long as the primary obligations of any such Subsidiary, if applicable, are not prohibited by this Agreement) and (ii) in an aggregate amount that shall not exceed $20,000,000 at any one time outstanding; (j) Extendable Bridge Loans/Interim Debt, any refinancings, restatements, amendment and restatements, replacements, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such refinancing, refunding, renewal or extension; and (k) In addition to the foregoing, Permitted Indebtedness. 7.03 Investments. Make or hold any Investments, except: (a) Investments in existence on the Amendment No. 3 Effective Date and disclosed on Schedule 7.03; (b) Investments in a Person that is the subject of a merger or acquisition so long as such merger or acquisition is not prohibited by the terms of this Agreement; (c) Investments held by the Borrower and its Restricted Subsidiaries in the form of cash or Cash Equivalents;

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 122 (d) Investments in officers, directors and employees of the Borrower and Subsidiaries for travel, entertainment, relocation, anticipated bonus and analogous ordinary business purposes; (e) Investments (i) by a Restricted Subsidiary in Borrower or (ii) by Borrower or a Restricted Subsidiary in another Restricted Subsidiary; (f) Investments consisting of the extension of credit to customers or suppliers of the Borrower and its Subsidiaries in the ordinary course of business and any Investments received in satisfaction or partial satisfaction thereof; (g) Investments received in connection with the settlement of a bona fide dispute with another Person; (h) Swap Contracts permitted under this Agreement; (i) Investments consisting of PDP Loans and Loan Products included in the Borrowing Base; (j) Investments in an aggregate amount not to exceed $75,000,000 at any one time outstanding (i) consisting of PDP Loans, Eligible PDP Loans, Loan Products or Eligible Loan Products that are not included in the Borrowing Base and (ii) that would otherwise constitute a PDP Loan, Eligible PDP Loan, Loan Product or Eligible Loan Product but for the fact that the (A) Underlying Asset is not an Engine and may instead also be an Airframe or aircraft; provided that if it is an Airframe or aircraft, such Airframe or aircraft shall be in an Acceptable Airframe Class, (B) the Person making the applicable loan to the Obligor is not a Loan Party and may instead also be any Restricted Subsidiary thereof, or (C) the circumstances described in both (A) and (B) have occurred; (k) Guarantees permitted by Section 7.02; (l) Investments that constitute Permitted Liens or are made in connection therewith; (m) Investments made in connection with a Permitted Change of Control; (n) other Investments; provided, that, after giving effect to any such Investment on a Pro Forma Basis, the Leverage Ratio does not exceed 3.50 to 1.00; (o) other Investments; in an aggregate amount that does not exceed (i) $150,000,000 plus (ii) 100% of cumulative Net Income calculated beginning with fiscal quarter in which the Amendment No. 3 Effective Date occurs and each fiscal quarter thereafter, less any other Investments made in reliance on this Section 7.03(o); and (p) mergers and consolidations not prohibited under Section 7.04. 7.04 Mergers. Merge or consolidate with or into any Person, except (a) mergers and consolidations of a Subsidiary of the Borrower into the Borrower or a Subsidiary or of Subsidiaries with each other; (b) mergers and consolidations in connection with any Permitted Change of Control; and (c) a merger or consolidation of a Person into the Borrower or with or into a Subsidiary of the Borrower that is not prohibited by Section 7.10; provided that with respect to clause (c), (i) the Borrower or such Subsidiary is the surviving entity, (ii) no Change of Control results therefrom, (iii) no Default or Event of

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 123 Default then exists or would result therefrom, (iv) the Borrower executes such amendments to the Loan Documents as the Administrative Agent may reasonably determine are appropriate as a result of such merger, and (v) the Borrower is in compliance on a Pro Forma Basis with its covenants in Article VII. 7.05 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so except: (a) the Loan Parties may declare and make Restricted Payments in an aggregate amount that does not exceed (i) $132,000,000 plus (ii) 100% of cumulative Net Income calculated beginning with fiscal quarter in which the Amendment No. 3 Effective Date occurs and each fiscal quarter thereafter, less any other Restricted Payments made in reliance on this Section 7.05(a); provided that no Default or Event of Default Exists or would result therefrom; (b) the Loan Parties may declare and make other Restricted Payments, provided that, (i) no Default or Event of Default exists or would result therefrom and (ii) after giving effect to any such Restricted Payment on a Pro Forma Basis, the Leverage Ratio does not exceed 3.50 to 1.00; (c) any Restricted Subsidiary may make Restricted Payments to Borrower or another Restricted Subsidiary; (d) the Borrower or any Restricted Subsidiary may make Restricted Payments in connection with any Permitted Change of Control; (e) the Borrower or any Restricted Subsidiary may declare and make dividend payments or other distributions payable solely in common Equity Interests of such Person; and (f) the Borrower may declare or make dividends or other distributions to holders of the Permitted Preferred Stock in accordance with the terms thereof; provided that no Default or Event of Default exists or would result therefrom. 7.06 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the Amendment No. 3 Effective Date or any business substantially related or incidental thereto. 7.07 No Adverse Selection. Allow any adverse selection procedures to be used by any Loan Party between the Facility and any other credit facility to which any Loan Party is a party (including the WEST Funding Facilities and the Willis Warehouse Financing) in selecting any Engine or item of Equipment for inclusion in the Borrowing Base. 7.08 Transactions with Affiliates. Enter into or permit to exist any transaction or series of transactions with any officer, director or Affiliate of such Person other than (a) advances to employees in the ordinary course of business not to exceed $100,000 in the aggregate outstanding at any time, (b) trade credit advanced in the ordinary course

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 124 of business, (c) transactions between or among the Borrower and its Subsidiaries, and (d) other transactions on overall terms at least as favorable to the Borrower or its Subsidiaries as would be the case in an arm’s length transaction between unrelated parties of equal bargaining power. 7.09 Specified Real Property Double Negative Pledge Covenant. To the extent that the Borrower or any Restricted Subsidiary (a) is as of the Closing Date or (b) becomes at a later date, a Specified Asset Owner of any Specified Real Property included in the Borrowing Base (i) pledge, or permit to exist any Lien on, such Specified Real Property, except (A) Liens securing the Obligations, (B) the Permitted Liens identified in clauses (a), (c), (e) and (s) of the definition of “Permitted Liens,” (C) subject to prong (V) in the last proviso of the definition of “Borrowing Base”, the Permitted Liens identified in clause (q) of the definition of “Permitted Liens”, (D) the Permitted Liens identified in clause (d) of the definition of “Permitted Liens”, (E) subject, in each case, to (1) the value secured by the Lien comprising no more than five percent (5%) of the Net Book Value of the Specified Real Property included in the Borrowing Base, (2) such Lien being fully bonded and (3) the related proceeding or judgment being subject to appeal, the Permitted Liens identified in clauses (g) and (k) of the definition of “Permitted Liens” unless such Permitted Lien shall not have been unconditionally released within sixty (60) days after the date such Lien arose, was issued or levied (as may be extended with the prior written approval of the Administrative Agent in the exercise of its sole discretion) and (F) Liens approved by Administrative Agent in its absolute discretion; and (ii) enter into or permit to exist any agreement with any Person, other than in connection with this Agreement or any other Loan Document, which prohibits or limits the ability of such Specified Asset Owner of such Specified Real Property to create, incur, assume or suffer to exist any Lien upon or with respect to the relevant Specified Real Property. 7.10 Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, (a) to purchase or carry margin stock (within the meaning of Regulation U) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose or (b) in connection with the Acquisition of a public corporation if such Acquisition is opposed by the board of directors of such corporation or business entity. 7.11 Financial Covenants. (a) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as of the end of any Measurement Period ending as of the end of any fiscal quarter of the Borrower to be less than 2.25 to 1.00. (b) Maximum Leverage Ratio. Permit the Leverage Ratio as of the end of any Measurement Period ending as of the end of each fiscal quarter of the Borrower to be greater than 4.00 to 1.00; provided, that on no more than two occasions after the Amendment No. 3 Effective Date during the term of this Agreement, upon consummation of a Qualified Acquisition, then the ratio set forth above shall be deemed increased to 4.50 to 1.00 as of end of each of the four fiscal quarters ending immediately after the most recent Qualified Acquisition (such four fiscal quarter period shall be inclusive of the fiscal quarter in which such Qualified Acquisition was consummated) (the “Maximum Leverage Ratio”); and provided, further, that after the initial designation of a Qualified Acquisition, the Borrower may not designate a second Qualified Acquisition unless and until the Leverage Ratio does not exceed 4.00 to 1.00 for two consecutive fiscal quarters.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 125 7.12 Amendments of Organization Documents. Amend or modify (a) any of its Organization Documents in such a way that could reasonably be expected to have a Material Adverse Effect; (b) amend its fiscal year; (c) amend its name, state of formation, form of organization or chief executive office without providing prompt written notice to the Administrative Agent and taking all actions deemed necessary or appropriate by the Administrative Agent to protect and perfect the Collateral Agent’s Liens continuously upon the Collateral; or (d) its accounting policies or reporting practices, excepts as required by GAAP. 7.13 Sale and Leaseback Transactions. Enter into any Sale and Leaseback Transaction except as contemplated in Section 7.01(e). 7.14 Preferred Stock. (a) Have issued and or have any outstanding preferred Stock of the Borrower other than Permitted Preferred Stock. (b) Apply any cash proceeds of any issuance of Permitted Preferred Stock to substantially concurrently make a Restricted Payment permitted under Section 7.05, other than in connection with a refinancing, refunding or redemption of one series or class of Permitted Preferred Stock with proceeds from the issuance of another series or class of Permitted Preferred Stock that is permitted under Section 7.05(f). 7.15 Payment of Subordinated Obligations. Pay any (a) principal (including sinking fund payments) or any other amount (other than scheduled interest payments) with respect to any Subordinated Obligation, or purchase or redeem (or offer to purchase or redeem) any Subordinated Obligation, or deposit any monies, securities or other property with any trustee or other Person to provide assurance that the principal or any portion thereof of any Subordinated Obligation will be paid when due or otherwise to provide for the defeasance of any Subordinated Obligation or (b) scheduled interest on any Subordinated Obligation unless the payment thereof is then permitted pursuant to the terms of the indenture or other agreement governing such Subordinated Obligation; provided that the Borrower and its Subsidiaries shall be permitted to pay regularly scheduled payments of principal and interest on Subordinated Obligations so long as no Event of Default is then continuing. 7.16 Cancellation or Amendment, Etc. of Indebtedness. Cancel or modify any Indebtedness owing to it, except for reasonable consideration in the ordinary course of its business or to the extent that it would not have a Material Adverse Effect on the Borrower’s financial condition. 7.17 Sanctions. Directly or indirectly, use any Credit Extension or the proceeds of any Credit Extension, or lend, contribute or otherwise make available such Credit Extension or the proceeds of any Credit Extension to any Person, to fund any activities of or business with any Person, that, at the time of such funding, is the subject of Sanctions, or in any other manner that, in each case, will result in a violation by any Person (including any Person participating in the transaction, whether as Lender, Arranger, the Administrative Agent, L/C Issuer, Swingline Lender, or otherwise) of Sanctions.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 126 7.18 Anti-Corruption Laws. Directly or indirectly, use any Credit Extension or the proceeds of any Credit Extension for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other anti-corruption legislation in other jurisdictions. 7.19 No Liens on WEST Subsidiaries. Not (i) cause or create Liens on the Borrower’s interest in the WEST Subsidiaries or the WEST Administrative Agency Agreement and/or management fee arrangement with WEST under the WEST Servicing Agreement (including any rights to payment thereunder) or (ii) permit any Lien on the Borrower’s interest in the WEST Subsidiaries or the WEST Administrative Agency Agreement and/or management fee arrangement with WEST under the WEST Servicing Agreement, other than Liens currently existing under the relevant WEST Funding Facility provided such Liens shall not adversely affect the Borrower’s interest therein. 7.20 Subordination of Fees. Agree to subordinate, on terms satisfactory to the Administrative Agent, any fees paid to any Subsidiaries or Affiliates of the Borrower pursuant to ongoing contractual arrangements for services provided to the Borrower, including licensing, management and marketing fees. 7.21 Maintenance of the Borrowing Base. Subject to the Borrower’s right to cure set forth in Section 2.05, not sell, transfer or dispose of any Collateral which is included in the Borrowing Base if a Borrowing Base Deficiency would occur as a result of the consummation of the sale, transfer or disposition of such Collateral. ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES 8.01 Events of Default. Any of the following shall constitute an event of default (each, an “Event of Default”): (a) Non-Payment. The Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation or deposit any funds as Cash Collateral in respect of L/C Obligations, or (ii) within three (3) days after the same becomes due, any interest on any Loan or on any L/C Obligation, any fee due hereunder or any other amount payable hereunder or under any other Loan Document; or (b) Specific Covenants. Any Loan Party fails to perform or observe any term, covenant or agreement contained in any of Section 6.01, 6.02, 6.03, 6.05, 6.07, 6.11, Article VII or Article X; or (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days; or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 127 (e) Cross-Default. (i) Any Loan Party or any Subsidiary thereof (other than a Subsidiary (x) described in clause (i) or (ii) of the definition of “Excluded Subsidiary” or (y) a Subsidiary that is formed solely for the purpose of owning the equity of another Excluded Subsidiary described in clause (i) or (ii) of the definition of “Excluded Subsidiary”) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness in an aggregate principal amount of more than the Threshold Amount to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or Cash Collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Loan Party is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Loan Party is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Loan Party as a result thereof is greater than the Threshold Amount; or (f) Insolvency Proceedings, Etc. Any Loan Party institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or (g) Inability to Pay Debts; Attachment. (i) Any Loan Party becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any part of the property of any such Person(s) having a value of more than the Threshold Amount and is not released, vacated or fully bonded within sixty (60) days after its issue or levy; or (h) Judgments. There is entered against any Loan Party one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding the Threshold Amount unless (i) covered by independent third-party insurance as to which the insurer is rated at least “A” by A.M. Best Company and such insurer has been notified of the potential claim and does not dispute coverage or (ii) vacated, stayed, bonded, paid or discharged within a period of thirty (30) days from the date of such judgment; or (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 128 any Loan Party to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect; or (j) Default Under or Invalidity of Loan Documents. (i) Any Loan Party fails to perform or observe any covenant or agreement contained in any other Loan Document or any default or event of default occurs under any other Loan Document; or (ii) any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all Obligations arising under the Loan Documents, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document; or it is or becomes unlawful for a Loan Party to perform any of its obligations under the Loan Documents; or (k) Collateral Documents. Any Collateral Document after delivery thereof pursuant to the terms of the Loan Documents shall for any reason cease to create a valid and perfected first-priority Lien (or a lesser priority if expressly permitted pursuant to the Loan Documents) (subject to Permitted Liens) on the Collateral purported to be covered thereby, or any Loan Party shall assert the invalidity of such Liens, except to the extent that (i) any such loss of perfection or priority results from the failure to file UCC financing statements or continuation statements or other applicable filings with respect to Registerable Assets or Specified Assets that, in either case, would not reasonably be expected to result in a Material Adverse Effect, and (ii) such, the Borrower takes such action as the Administrative Agent may reasonably request to remedy such loss of perfection or priority and such loss of perfection or priority is in fact remedied within thirty (30) days (or such longer time as the Administrative Agent may agree in writing in its absolute discretion); (l) Change of Control. Any Change of Control (other than a Permitted Change of Control) occurs; (m) Material Business. Any Loan Party is enjoined, restrained, or in any way prevented by the order of any court or other Governmental Authority, the effect of which order restricts such Person from conducting all or any material part of its business; (n) Loan Party Dissolution. Any Loan Party voluntarily or involuntarily dissolves or is dissolved, terminates or is terminated, provided that (i) the Borrower may terminate any Owner Trust in connection with a sale or consignment of the Collateral owned by such Owner Trust and (ii) (a) (x) the Borrower may, with the prior approval of the Administrative Agent, dissolve, terminate or otherwise liquidate any Loan Party so long as the aggregate total assets of the Loan Party dissolved, terminated or liquidated immediately prior to such event does not represent more than five percent (5%) of the consolidated total assets of the Borrower and its Subsidiaries or (y) such Loan Party liquidates into another Restricted Subsidiary and (b) with respect to any such Restricted Subsidiary that has or is required to execute a Joinder Agreement pursuant to Section 6.13, following the dissolution, termination or liquidation of such Person, substantially all of the assets of such Person are transferred to the Borrower or another Person (that, in the case of the

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 129 event described in the foregoing clause (y), is the resulting Subsidiary) that then guaranties the Obligations of this Agreement pursuant to a Joinder Agreement; and (o) WEST Funding Facility and Future WEST ABS. The occurrence of any Event of Default or Servicer Termination (as such terms are defined in the WEST Funding Facility) under the Willis Warehouse Financing, WEST Funding Facility or the Future WEST ABS Financing Non-Recourse Indebtedness. Without limiting the provisions of Article IX, if a Default shall have occurred under the Loan Documents, then such Default will continue to exist until it either is cured (to the extent specifically permitted) in accordance with the Loan Documents or is otherwise expressly waived by the Administrative Agent (with the approval of requisite Appropriate Lenders (in their sole discretion)) as determined in accordance with Section 11.01; and once an Event of Default occurs under the Loan Documents, then such Event of Default will continue to exist until it is expressly waived by the requisite Appropriate Lenders or by the Administrative Agent with the approval of the requisite Appropriate Lenders, as required hereunder in Section 11.01. 8.02 Remedies upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions: (a) declare the Commitment of each Lender to make Loans and any obligation of each L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; (c) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the Minimum Collateral Amount with respect thereto); and (d) exercise on behalf of itself, the Lenders and the L/C Issuers all rights and remedies available to it, the Lenders and the L/C Issuers under the Loan Documents or Applicable Law or equity; provided, however, that upon the occurrence of an event described in Section 8.01(f) with respect to the Borrower, the Commitment of each Lender to make Loans and any obligation of each L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender. 8.03 Application of Funds. (a) After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02) or if at any time insufficient funds are received by and available to the Administrative Agent to

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 130 pay fully all Secured Obligations then due hereunder, any amounts received on account of the Secured Obligations shall, subject to the provisions of Sections 2.14 and 2.15, be applied by the Administrative Agent in the following order: First, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Secured Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuers(including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuers) arising under the Loan Documents and amounts payable under Article III, ratably among them in proportion to the respective amounts described in this Second clause payable to them; Third, to payment of that portion of the Secured Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Secured Obligations arising under the Loan Documents, ratably among the Lenders and the L/C Issuers in proportion to the respective amounts described in this Third clause payable to them; Fourth, to payment of that portion of the Secured Obligations constituting unpaid principal of the Loans, L/C Borrowings and Secured Obligations then owing under Secured Hedge Agreements and to the to the Administrative Agent for the account of the applicable L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrower pursuant to Sections 2.03 and 2.14, in each case ratably among the Administrative Agent, the Lenders, the L/C Issuers, the Hedge Banks in proportion to the respective amounts described in this Fourth clause held by them; and Last, the balance, if any, after all of the Secured Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law. (b) Subject to Sections 2.03(c) and 2.14, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to the Fourth clause above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Secured Obligations, if any, in the order set forth above. Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Secured Obligations otherwise set forth above in this Section 8.03. (c) Notwithstanding the foregoing, Secured Obligations arising under Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received a Secured Party Designation Notice, together with such supporting documentation as the Administrative Agent may request, from the applicable Hedge Bank, as the case may be. Each Hedge Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX for itself and its Affiliates as if a “Lender” party hereto.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 131 ARTICLE IX THE ADMINISTRATIVE AGENT 9.01 Appointment and Authority. (a) Appointment. Each of the Lenders and the L/C Issuers hereby irrevocably appoints, designates and authorizes Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article IX are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuers, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. In addition, to the extent required under the laws of any jurisdiction other than the United States of America, each of the Lenders and Secured Parties hereby grants to the Administrative Agent any required powers of attorney to execute any Collateral Document or other Loan Document governed by the laws of such jurisdiction on such Lender’s or Secured Party’s behalf. (b) The Collateral Agent. The Administrative Agent shall also act as the “Collateral Agent” under the Loan Documents, and each of the Lenders (including in its capacities as a potential Hedge Bank) and the L/C Issuer hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “Collateral Agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article IX and Article XI (including Section 11.04(c), as though such co- agents, sub-agents and attorneys-in-fact were the “Collateral Agent” under the Loan Documents) as if set forth in full herein with respect thereto. 9.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust, financial, advisory, underwriting or other business with any Loan Party or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or to provide notice to or consent of the Lenders with respect thereto.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 132 9.03 Exculpatory Provisions. (a) The Administrative Agent or the Arranger, as applicable, shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent or the Arranger, as applicable, and its Related Parties: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (iii) shall not have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, to any Lender or any L/C Issuer any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their Affiliates that is communicated to, or in the possession of, the Administrative Agent, Arranger or any of their Related Parties in any capacity, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein. (b) Neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or not taken by the Administrative Agent under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary), or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Borrower, a Lender or an L/C Issuer. (c) Neither the Administrative Agent nor any of its Related Parties have any duty or obligation to any Lender or participant or any other Person to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 133 in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. 9.04 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall be fully protected in relying and shall not incur any liability for relying upon, any notice, request, certificate, communication, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall be fully protected in relying and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or such L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or such L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Loan Parties), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender. 9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article IX shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Facilities as well as activities as the Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub- agents. 9.06 Resignation of Administrative Agent. (a) Notice. The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuers and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, subject to the approval of the Borrower (such approval not to be unreasonably withheld or delayed), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring the Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring the Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuers, subject to the approval of the

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 134 Borrower (such approval not to be unreasonably withheld or delayed) appoint a successor the Administrative Agent meeting the qualifications set forth above; provided that in no event shall any successor the Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) Defaulting Lender. If the Person serving as the Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by Applicable Law, by notice in writing to the Borrower and such Person remove such Person as the Administrative Agent and, subject to the approval of the Borrower (such approval not to be unreasonably withheld or delayed), appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) Effect of Resignation or Removal. With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed the Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuers under any of the Loan Documents, the retiring or removed the Administrative Agent shall continue to hold such collateral security until such time as a successor the Administrative Agent is appointed) and (ii) except for any indemnity payments or other amounts then owed to the retiring or removed the Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor the Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as the Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring removed the Administrative Agent (other than as provided in Section 3.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring removed the Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring removed the Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 9.06). The fees payable by the Borrower to a successor the Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring removed the Administrative Agent’s resignation removal hereunder and under the other Loan Documents, the provisions of this Article XI and Section 11.04 shall continue in effect for the benefit of such retiring removed the Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (A) while the retiring removed the Administrative Agent was acting as the Administrative Agent and (B) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including (1) acting as the Collateral Agent or otherwise holding any collateral security on behalf of any of the Secured Parties and (2) in respect of any actions taken in connection with transferring the agency to any successor the Administrative Agent. 9.07 Non-Reliance on the Administrative Agent, the Arranger and the Other Lenders. Each Lender and each L/C Issuer expressly acknowledges that none of the Administrative Agent nor the Arranger has made any representation or warranty to it, and that no act by the Administrative

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 135 Agent or the Arranger hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent or the Arranger to any Lender or each L/C Issuer as to any matter, including whether the Administrative Agent or the Arranger have disclosed material information in their (or their Related Parties’) possession. Each Lender and each L/C Issuer represents to the Administrative Agent and the Arranger that it has, independently and without reliance upon the Administrative Agent, the Arranger, any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender and each L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Arranger, any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Each Lender and each L/C Issuer represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender or L/C Issuer for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender or L/C Issuer, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender and each L/C Issuer agrees not to assert a claim in contravention of the foregoing. Each Lender and each L/C Issuer represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such L/C Issuer, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. 9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the titles listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, the Arranger, a Lender or an L/C Issuer hereunder. 9.09 The Administrative Agent May File Proofs of Claim; Credit Bidding. (a) In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Secured Obligations that are owing and unpaid and to file such other documents as may be

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 136 necessary or advisable in order to have the claims of the Lenders, the L/C Issuers and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuers and the Administrative Agent under Sections 2.03(h) and (i), 2.09 and 11.04) allowed in such judicial proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuers, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 11.04. (b) Nothing contained herein shall be deemed to authorize the Administrative Agent (i) to authorize or consent to or accept or adopt on behalf of any Lender or any L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Secured Obligations or the rights of any Lender or any L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or any L/C Issuer or in any such proceeding or (ii) credit bid any Obligation held by any Lender or the L/C Issuer in a proceeding under any Debtor Relief Law without the prior consent of such Lender or the L/C Issuer, as applicable. (c) The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Secured Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Secured Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (i) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Sections 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any similar Laws in any other jurisdictions to which a Loan Party is subject, (ii) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any Applicable Law. In connection with any such credit bid and purchase, the Secured Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Secured Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (A) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (B) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in clause (a) of Section 11.01 of this Agreement), and (C) to the extent that Secured Obligations that are assigned

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 137 to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Secured Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Secured Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Secured Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. 9.10 Collateral and Guaranty Matters. (a) Each of the Lenders (including in its capacities as a potential Hedge Bank) and the L/C Issuers irrevocably authorize the Administrative Agent, at its option and in its discretion, (i) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon the Facility Termination Date, (ii) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted hereunder or under any other Loan Document, or (iii) if approved, authorized or ratified in writing by the Required Lenders in accordance with Section 11.01; (ii) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01; and (iii) to release any Guarantor from its obligations under the Guaranty if such Person (A) ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents or (B) is designated by Borrower as an Immaterial Subsidiary pursuant to clause (z) of Section 6.13(c). (b) Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10. (c) The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. 9.11 Secured Hedge Agreements. Except as otherwise expressly set forth herein or in the Guaranty or any Collateral Document, no Hedge Bank that obtains the benefit of the provisions of Section 8.03, the Guaranty or any Collateral by

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 138 virtue of the provisions hereof or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) (or to notice of or to consent to any amendment, waiver or modification of the provisions hereof or of the Guaranty or any Collateral Document) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Obligations arising under Secured Hedge Agreements except to the extent expressly provided herein and unless the Administrative Agent has received a Secured Party Designation Notice of such Secured Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Hedge Bank, as the case may be provided, that, notwithstanding the foregoing, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Obligations arising under Secured Hedge Agreements in the case of the Revolving Maturity Date. 9.12 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments, or this agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84–14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95–60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90–1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91–38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96–23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84–14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84–14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84–14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 139 (b) In addition, unless clause (i) in the immediately preceding clause (a) is true with respect to a Lender, such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). 9.13 Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender Recipient Party, whether or not in respect of an Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender Recipient Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Lender Recipient Party in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender Recipient Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Lender Recipient Party promptly upon determining that any payment made to such Lender Recipient Party comprised, in whole or in part, a Rescindable Amount. ARTICLE X CONTINUING GUARANTY 10.01 Guaranty. Each Guarantor hereby absolutely and unconditionally, jointly and severally guarantees, as primary obligor and as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all Secured Obligations (for each Guarantor, subject to the proviso in this sentence, its “Guaranteed Obligations”); provided that (a) the Guaranteed Obligations of a Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor and (b) the liability of each Guarantor individually with respect to this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any applicable state law or other Applicable Law. Without limiting the generality of the foregoing, the Guaranteed Obligations shall include any such indebtedness, obligations, and liabilities, or portion thereof, which may be or hereafter become unenforceable or compromised or shall be an allowed or disallowed claim under any proceeding or case commenced by or against any debtor under any Debtor Relief Laws or as the result of any Bail-In Action. The Administrative Agent’s books and records showing the amount of the Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon each Guarantor, and conclusive for the purpose of establishing the amount of the Secured Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 140 enforceability of the Secured Obligations or any instrument or agreement evidencing any Secured Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Secured Obligations which might otherwise constitute a defense to the obligations of the Guarantors, or any of them, under this Guaranty (other than the defense of prior payment), and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing (other than the defense of prior payment). 10.02 Rights of Lenders. Each Guarantor consents and agrees that the Secured Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Secured Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Secured Obligations; (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent, each L/C Issuer and the Lenders in their sole discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Secured Obligations. Without limiting the generality of the foregoing, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of such Guarantor. 10.03 Certain Waivers. Each Guarantor waives (a) any defense arising by reason of any disability or other defense of the Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of any Secured Party) of the liability of the Borrower or any other Loan Party; (b) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of the Borrower or any other Loan Party; (c) the benefit of any statute of limitations affecting any Guarantor’s liability hereunder; (d) any right to proceed against the Borrower or any other Loan Party, proceed against or exhaust any security for the Secured Obligations, or pursue any other remedy in the power of any Secured Party whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by any Secured Party; and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by Applicable Law limiting the liability of or exonerating guarantors or sureties. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Secured Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Secured Obligations. 10.04 Obligations Independent. The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Secured Obligations and the obligations of any other guarantor, and a separate action may be brought against each Guarantor to enforce this Guaranty whether or not the Borrower or any other person or entity is joined as a party. 10.05 Subrogation. No Guarantor shall exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Secured

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 141 Obligations and any amounts payable under this Guaranty have been indefeasibly paid and performed in full and the Commitments and Facility are terminated. If any amounts are paid to a Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Secured Parties to reduce the amount of the Secured Obligations, whether matured or unmatured. 10.06 Termination; Reinstatement. This Guaranty is a continuing and irrevocable guaranty of all Secured Obligations now or hereafter existing and shall remain in full force and effect until the Facility Termination Date. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrower or a Guarantor is made, or any of the Secured Parties exercises its right of setoff, in respect of the Secured Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any of the Secured Parties in their discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Secured Parties are in possession of or have released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of each Guarantor under this Section 10.06 shall survive termination of this Guaranty. 10.07 Stay of Acceleration. If acceleration of the time for payment of any of the Secured Obligations is stayed, in connection with any case commenced by or against a Guarantor or the Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by each Guarantor, jointly and severally, immediately upon written demand by the Secured Parties. 10.08 Condition of the Borrower. Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower and any other guarantor such information concerning the financial condition, business and operations of the Borrower and any such other guarantor as such Guarantor requires, and that none of the Secured Parties has any duty, and such Guarantor is not relying on the Secured Parties at any time, to disclose to it any information relating to the business, operations or financial condition of the Borrower or any other guarantor (each Guarantor waiving any duty on the part of the Secured Parties to disclose such information and any defense relating to the failure to provide the same). 10.09 Appointment of the Borrower. Each of the Loan Parties hereby appoints the Borrower to act as its agent for all purposes of this Agreement, the other Loan Documents and all other documents and electronic platforms entered into in connection herewith and agrees that (a) the Borrower may execute such documents and provide such authorizations on behalf of such Loan Parties as the Borrower deems appropriate in its sole discretion and each Loan Party shall be obligated by all of the terms of any such document and/or authorization executed on its behalf, (b) any notice or communication delivered by the Administrative Agent, L/C Issuer or a Lender to the Borrower shall be deemed delivered to each Loan Party and (c) the Administrative Agent, L/C Issuer or the Lenders may accept, and be permitted to rely on, any document, authorization, instrument or agreement executed by the Borrower on behalf of each of the Loan Parties.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 142 10.10 Right of Contribution. The Guarantors agree among themselves that, in connection with payments made hereunder, each Guarantor shall have contribution rights against the other Guarantors as permitted under Applicable Law. 10.11 Keepwell. Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty or the grant of a Lien under the Loan Documents, in each case, by any Specified Loan Party becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Article X voidable under Applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section 10.11 shall remain in full force and effect until the Secured Obligations have been indefeasibly paid and performed in full. Each Loan Party intends this Section 10.11 to constitute, and this Section 10.11 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act. 10.12 Limitation of Guaranty. Notwithstanding anything to the contrary in any Loan Document or otherwise, the Loan Parties, the Administrative Agent and the Lenders hereby irrevocably agree that the Guaranteed Obligations of each Guarantor in respect of the guarantee set forth in this Article X at any time shall be limited to the maximum amount as will result in the Guaranteed Obligations of such Guarantor not constituting a fraudulent transfer, conveyance or avoidance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any applicable state law after giving full effect to the liability under such guarantee set forth in this Section 10 and its related contribution rights (which each Guarantor shall have against each other Guarantor as permitted under Applicable Law) but before taking into account any liabilities under any other guarantee by such Guarantor. ARTICLE XI MISCELLANEOUS 11.01 Amendments, Etc. (a) Subject to Section 3.03, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall: (i) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) other than pursuant to Section 2.16 in

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 143 respect of which such Lender has agreed to increase its Commitment, without the written consent of such Lender (it being understood and agreed that a waiver of, or consent to departure from, any condition precedent, representation, warranty, covenant, Event of Default, Default, mandatory prepayment or a mandatory reduction in Commitments is not considered an extension or increase in Commitments of any Lender); (ii) postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to the Lenders (or any of them) or reduce the amount of, waive or excuse any such payment hereunder or under such other Loan Document without the written consent of each Lender entitled to such payment; (iii) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (D) of the second proviso to this Section 11.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby; provided, however, that (i) only the consent of the Required Lenders shall be necessary to waive any Default or Event of Default, amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate and (ii) any change to the definition of “Leverage Ratio,” “Consolidated Interest Coverage Ratio,” and any other financial covenant (if any) or the component definitions thereof shall not constitute a reduction in any rate of interest; (iv) change Section 2.12(f), Section 2.13 or Section 8.03 in a manner that would have the effect of altering the ratable reduction of Commitments, pro rata payments or pro rata sharing of payments required hereunder without the written consent of each Lender affected thereby; (v) change any provision of this Section 11.01 or the definition of “Required Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or thereunder or make any determination or grant any consent hereunder, without the written consent of each Lender affected thereby; (vi) release all or substantially all of the Collateral in any transaction or series of related transactions, (except as otherwise permitted herein or in the other Loan Documents, including pursuant to Section 9.10 hereof, in which case such release may be made by the Administrative Agent acting alone), without the written consent of each Lender; (vii) release all or substantially all of the value of the Guaranty, without the written consent of each Lender, except to the extent the release of any Subsidiary from the Guaranty is permitted, except as otherwise permitted hereunder or in the other Loan Documents, including pursuant to Section 9.10 (in which case such release may be made by the Administrative Agent acting alone); (viii) increase the percentages of (I) Net Book Value as set forth in paragraphs (a) through (f) and (i) or (II) outstanding principal amount as set forth in paragraphs (g) and (h), in the definition of “Borrowing Base,” the effect of which would be to increase amounts available to be borrowed, without the written consent of all the Lenders;

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 144 (ix) subordinate the Lien on all or substantially all of the Collateral securing the Secured Obligations to the Lien securing any other Indebtedness without the written consent of each Lender affected thereby; provided that the consent of each affected Lender pursuant to this clause (x) shall not be required (A) in connection with any “debtor-in-possession” financing or the use of the Collateral in any insolvency proceeding; (B) with respect to any subordination of Liens expressly permitted pursuant to Section 9.10 as in effect on the Amendment No. 3 Effective Date or pursuant to transactions otherwise permitted hereunder; or (C) to the extent the underlying transactions effecting any such subordination are offered to all Lenders on a pro rata basis and on the same terms and conditions (other than with respect to any upfront, arranger, commitment, underwriting, work, syndication or similar fees); or (x) modify Section 9.09(b)(ii) without the consent of each affected Lender and each affected L/C Issuer. and provided, further, that (A) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuers in addition to the Lenders required above, if applicable, affect the rights or duties of the L/C Issuers under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (B) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lender in addition to the Lenders required above, if applicable, affect the rights or duties of the Swingline Lender under this Agreement; (C) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, if applicable, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (D) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto and (E) the term L/C Commitment may be amended pursuant to a fully executed (and delivered to the Administrative Agent) Notice of Additional L/C Issuer. (b) Notwithstanding anything to the contrary herein, (i) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender, or all Lenders or each affected Lender under a Facility, may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (A) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (B) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender, or all Lenders or each affected Lender under a Facility, that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender; (ii) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code of the United States supersedes the unanimous consent provisions set forth herein and (iii) the Required Lenders shall determine whether or not to allow a Loan Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders. (c) Notwithstanding anything to the contrary herein, this Agreement may be amended and restated without the consent of any Lender (but with the consent of the Borrower and the Administrative Agent) if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have been terminated or assigned to another Lender, such Lender shall have no other commitment or other obligation hereunder and shall have been paid in

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 145 full all principal, interest and other amounts owing to it or accrued for its account under this Agreement. (d) Notwithstanding any provision herein to the contrary, if the Administrative Agent and the Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document (including the schedules and exhibits thereto), then the Administrative Agent and the Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement. 11.02 Notices; Effectiveness; Electronic Communications. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in clause (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax transmission or e-mail transmission as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to the Borrower or any other Loan Party, the Administrative Agent, any L/C Issuer or the Swingline Lender, to the address, fax number, e-mail address or telephone number specified for such Person on Schedule 1.01(a); and (ii) if to any other Lender, to the address, fax number, e-mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrower). Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by fax transmission shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in clause (b) below shall be effective as provided in such clause (b). This Agreement was prepared by: Milbank LLP 55 Hudson Yards New York, NY 10001 Attention: Alexandra Johnson Phone: (212) 530-5479 E-mail: ajohnson@milbank.com (b) Electronic Communications. (i) Notices and other communications to the Administrative Agent, the Lenders, the Swingline Lender and the L/C Issuers hereunder may be delivered or furnished by electronic communication (including e-mail, FPML messaging, and Internet

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 146 or intranet websites) pursuant to an electronic communications agreement (or such other procedures approved by the Administrative Agent in its sole discretion); provided that the foregoing shall not apply to notices to any Lender, the Swingline Lender or any L/C Issuer pursuant to Article II if such Lender, the Swingline Lender or such L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article II by electronic communication. The Administrative Agent, the Swingline Lender, any L/C Issuer or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. (ii) Unless the Administrative Agent otherwise prescribes, (A) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement) and (B) notices and other communications posted to an Internet or intranet website shall be deemed received by the intended recipient upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail address or other written acknowledgement) indicating that such notice or communication is available and identifying the website address therefor; provided that for both clauses (A) and (B), if such notice or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, any L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of the Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet. (d) Change of Address, Etc. Each of the Borrower, the Administrative Agent, each L/C Issuer and the Swingline Lender may change its address, fax number or telephone number or e-mail address for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, fax number or telephone number or e-mail address for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, each L/C Issuer and the Swingline Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, fax number and e-mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 147 (e) Reliance by the Administrative Agent, L/C Issuers and Lenders. The Administrative Agent, the L/C Issuers and the Lenders shall be entitled to rely and act upon any notices (including telephonic or electronic notices, Loan Notices, Letter of Credit Applications, Notice of Loan Prepayment and Swingline Loan Notices) purportedly given by or on behalf of any Loan Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Loan Parties shall indemnify the Administrative Agent, each L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of a Loan Party. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 11.03 No Waiver; Cumulative Remedies; Enforcement. (a) No failure by any Lender, any L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. (b) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders and the L/C Issuers; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as the Administrative Agent) hereunder and under the other Loan Documents, (b) any L/C Issuer or the Swingline Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as an L/C Issuer or the Swingline Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as the Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 11.04 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Loan Parties shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including, but not limited to, (A) the reasonable fees, charges and disbursements of one primary

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 148 outside counsel and one additional local counsel in each relevant jurisdiction, such local counsel subject to the Borrower’s prior written consent, for the Administrative Agent and its Affiliates and (B) due diligence expenses), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by the L/C Issuers in connection with the issuance, amendment, extension, reinstatement or renewal of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, any Lender or any L/C Issuer (including the fees, charges and disbursements of one primary outside counsel and one additional local counsel in each relevant jurisdiction, such local counsel subject to the Borrower’s prior written consent, for the Administrative Agent, any Lender or any L/C Issuer), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section 11.04, or (B) in connection with Loans made or Letters of Credit issued hereunder, including all such reasonable and documented out-of- pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit; provided, however, that the Loan Parties shall not be obligated to reimburse any of the legal fees of the Administrative Agent, Lender or any L/C Issuer that were incurred prior to the Closing Date or the Amendment No. 3 Effective Date, as applicable, in excess of the amount previously agreed between the Borrower and the Administrative Agent. (b) Indemnification by the Loan Parties. The Loan Parties shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and each L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee which, in the case of counsel, shall be limited to the reasonable and documented fees, disbursements and other charges of (i) one primary counsel and one additional local counsel in each relevant jurisdiction for the Administrative Agent and (ii) one additional primary counsel, and one additional counsel in each applicable jurisdiction, for all other Indemnitees (taken as a whole)), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower or any other Loan Party) arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby (including the Indemnitee’s reliance on any Communication executed using an Electronic Signature, or in the form of an Electronic Record, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned, leased or operated by a Loan Party or any of its Subsidiaries, or any Environmental Liability related in any way to a Loan Party or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 149 determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the bad faith, gross negligence or willful misconduct of such Indemnitee, (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for a material breach of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or such Loan Party has obtained a final and non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) arise solely from claims of any Indemnitee against one or more other Indemnitees that do not involve or have not resulted from (1) an act or omission of an Indemnitee in its capacity as Administrative Agent, Lender, L/C Issuer, or Arranger or (2) an act or omission (or alleged act or omission) by Borrower or its Subsidiaries. Without limiting the provisions of Section 3.01(c), this Section 11.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that the Loan Parties for any reason fail to indefeasibly pay any amount required under clauses (a) or (b) of this Section 11.04 to be paid by it to the Administrative Agent (or any sub-agent thereof), any L/C Issuer, the Swingline Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), any L/C Issuer, the Swingline Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), such L/C Issuer or the Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), such L/C Issuer or the Swingline Lender in connection with such capacity. The obligations of the Lenders under this clause (c) are subject to the provisions of Section 2.12(d). (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Law, none of the parties to this Agreement shall assert, and each party hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnitee or any party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof (other than, in the case of any Loan Party, in respect of any such damages incurred or paid by an Indemnitee to a third party for which such Indemnitee is otherwise entitled to indemnification pursuant to this Section 11.04). No Indemnitee referred to in clause (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence, bad faith or willful misconduct of such Indemnitee as determined by a final and non-appealable judgment of a court of competent jurisdiction. (e) Payments. All amounts due under this Section 11.04 shall be payable not later than ten (10) Business Days after demand therefor.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 150 (f) Survival. The agreements in this Section 11.04 and the indemnity provisions of Section 11.02(e) shall survive the resignation of the Administrative Agent, the L/C Issuers and the Swingline Lender, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. 11.05 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, any L/C Issuer or any Lender, or the Administrative Agent, any L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, such L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. 11.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns permitted hereby, except neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 11.06(b), (ii) by way of participation in accordance with the provisions of Section 11.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 11.06(e) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 11.06(d) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment(s) and the Loans (including for purposes of this clause (b), participations in L/C Obligations and in Swingline Loans) at the time owing to it); provided that (in each case with respect to any Facility) any such assignment shall be subject to the following conditions: (i) Minimum Amounts.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 151 (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment under any Facility and/or the Loans at the time owing to it or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in clause (b)(i)(B) of this Section 11.06 in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in clause (b)(i)(A) of this Section 11.06, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, in the case of any assignment in respect of the Facility, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement and the other Loan Documents with respect to the Loans and/or the Commitment assigned, except that this clause (b)(ii) shall not apply to the Swingline Lender’s rights and obligations in respect of Swingline Loans. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by clause (b)(i)(B) of this Section 11.06 and, in addition: (A) the consent of the Borrower (provided that, with respect to an assignment to an Eligible Assignee, such consent shall not be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of any Commitment if such assignment is to a Person that is not a Lender with a Commitment in respect of the Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and (C) the consent of each L/C Issuer and the Swingline Lender shall be required for any assignment in respect of the Facility. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 152 recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made (A) to the Borrower or any of the Borrower’s Affiliates or Subsidiaries, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), (C) to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated by or for the primary benefit of one or more natural Persons) or (D) to any Competitor. (vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or sub- participations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, any L/C Issuer or any Lender hereunder (and interest accrued thereon) and (B) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this clause (b)(vi), then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. (vii) Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 11.06(c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment); provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause (b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 11.06(d).

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 153 (c) Register. The Administrative Agent, acting solely for this purpose as a non- fiduciary agent of the Borrower (and such agency being solely for Tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and interest amounts) of the Loans and L/C Obligations (and, if applicable, Notes) owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender (with respect to such Lender’s interest only), at any reasonable time and from time to time upon reasonable prior notice. If an assigning Lender holds any Notes, the assigning Lender shall, upon the effectiveness of such assignment and upon written request of the Borrower surrender such Notes to the Administrative Agent for cancellation, and, if requested by either the assignee or the assigning Lender, the Borrower shall issue and deliver a new Note to such assignee and/or to such assigning Lender, with appropriate insertions, to reflect the new Loans and/or Loans of the assignee and/or the assigning Lender. (d) Participations. (i) Any Lender may at any time, without the consent of, but with notice to, the Borrower and the Administrative Agent, sell participations to any Person that is an Eligible Assignee (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swingline Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders and the L/C Issuers shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.04(c) without regard to the existence of any participations. (ii) Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification that purports to: (A) extend the Maturity Date or any other date upon which any payment of money is due to the Lenders, (B) reduce the rate of interest, any fee or any other monetary amount payable to the Lenders, (C) reduce the amount of any installment of principal due under this Agreement, or (C) release all or a substantial portion of the Collateral from the Lien of the Collateral Documents if the effect is to cause the outstanding principal amount of the Loans to exceed the amount of the Borrowing Base that affects such Participant, except if such release of Collateral occurs in connection with a disposition permitted under this Agreement in which case such release shall not require the consent of any of the Lenders or of any holder of a participation interest. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 (subject to the requirements and limitations therein, including the requirements under Section 3.01(f) (it being understood that the documentation required under Section 3.01(f) shall be delivered to the Lender who sells

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 154 the participation)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 11.06; provided that such Participant (A) shall be subject to the provisions of Sections 3.06 and 11.13 as if it were an assignee under clause (b) of this Section 11.06 and (B) shall not be entitled to receive any greater payment under Sections 3.01 or 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and interest amounts) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103–1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as the Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note or Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Resignation as L/C Issuer or Swingline Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time any L/C Issuer or the Swingline Lender assigns all of its Commitment and Loans pursuant to clause (b) above, such L/C Issuer or Swingline Lender, as applicable, may, (i) upon thirty (30) days’ notice to the Administrative Agent, the Borrower and the Lenders, resign as an L/C Issuer and/or (ii) upon thirty (30) days’ notice to the Borrower, resign as the Swingline Lender. In the event of any such resignation as an L/C Issuer or the Swingline Lender, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swingline Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of the applicable L/C Issuer and/or Swingline Lender, as applicable, as an L/C Issuer or the Swingline Lender, as the case may be. If the applicable L/C Issuer resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 155 Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If the applicable Swingline Lender resigns as the Swingline Lender, it shall retain all the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swingline Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer and/or Swingline Lender, (A) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swingline Lender, as the case may be, and (B) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the applicable retiring L/C Issuer to effectively assume the obligations of the applicable retiring L/C Issuer with respect to such Letters of Credit. 11.07 Treatment of Certain Information; Confidentiality. (a) Treatment of Certain Information. Each of the Administrative Agent, the Lenders and the L/C Issuers agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its Affiliates, its auditors, in the case of the Administrative Agent, its Related Parties and in the case of a Lender, its Related Parties who need to know such information in connection with the transactions contemplated hereby or are otherwise actively involved in the provision of banking services requested by Borrower or any of its Subsidiaries (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent required or requested by any regulatory authority having jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (iii) to the extent required by Applicable Laws or regulations or by any subpoena or similar legal process (in which case, the Administrative Agent, Lender or L/C Issuer, as applicable, agrees to inform Borrower of such disclosure to the extent not prohibited by Applicable Law), (iv) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (v) subject to an agreement containing provisions substantially the same as those of this Section 11.07, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.16(b) or (B) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, or prospective assignee or Participant, in reliance on this clause (v), (vi) on a confidential basis to (A) any rating agency in connection with rating the Borrower or its Subsidiaries or the credit facilities provided hereunder or (B) the provider of any Platform or other electronic delivery service used by the Administrative Agent, any L/C Issuer and/or the Swingline Lender to deliver the Borrower Materials or notices to the Lenders or (vii) the CUSIP Service Bureau or any similar agency in connection with the application, issuance, publishing and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, or (viii) with the consent of the Borrower or to the extent such Information (ix) becomes publicly available other than as a result of a breach of this Section 11.07, (x) becomes available to the Administrative Agent, any Lender, any L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower or its Subsidiaries or (xi) is independently discovered or developed by a party hereto without utilizing any Information received from the Borrower or its Subsidiaries or violating the terms of this Section 11.07. For purposes of this Section 11.07, “Information” means all information received from the Borrower

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 156 or any Subsidiary relating to the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any L/C Issuer on a nonconfidential basis prior to disclosure by the Borrower or any Subsidiary. Any Person required to maintain the confidentiality of Information as provided in this Section 11.07 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents and the Commitments. For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing Information regarding suspected violations of laws, rules, or regulations to a Governmental Authority or self-regulatory authority without any notification to any Person. (b) Non-Public Information. Each of the Administrative Agent, the Lenders and the L/C Issuers acknowledges that (i) the Information may include material non-public information concerning a Loan Party or a Subsidiary, as the case may be, (ii) it has developed compliance procedures regarding the use of material non-public information and (iii) it will handle such material non-public information in accordance with Applicable Law, including United States federal and state securities Laws. (c) Press Releases. The Loan Parties and their Affiliates agree that they will not in the future issue any press releases or other public disclosure using the name of the Administrative Agent or any Lender or their respective Affiliates or referring to this Agreement or any of the Loan Documents without the prior written consent of the Administrative Agent, unless (and only to the extent that) the Loan Parties or such Affiliate is required to do so under law and then, in any event the Loan Parties or such Affiliate will consult with such Person before issuing such press release or other public disclosure. (d) Customary Advertising Material. The Loan Parties consent to the publication by the Administrative Agent or any Lender of customary advertising material relating to the transactions contemplated hereby using the name, product photographs, logo or trademark of the Loan Parties. 11.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Required Lenders and the Administrative Agent, to the fullest extent permitted by Applicable Law to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such L/C Issuer or any such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender, such L/C Issuer or such Affiliates, irrespective of whether or not such Lender, such L/C Issuer or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party may be contingent or unmatured, secured or unsecured, or are owed to a branch, office or Affiliate of such Lender or such L/C Issuer different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (a) all amounts so set off shall be paid over

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 157 immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the L/C Issuers and the Lenders, and (b) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Secured Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, each L/C Issuer and their respective Affiliates under this Section 11.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender, such L/C Issuer or their respective Affiliates may have under Applicable Law. Each Lender and such L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. 11.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by Applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by Applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. 11.10 Integration; Effectiveness. This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or any L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successor and assigns. 11.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. 11.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 158 and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, any L/C Issuer or the Swingline Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited. 11.13 Replacement of Lenders. (a) If the Borrower is entitled to replace a Lender pursuant to the provisions of Section 3.06, or if any Lender is a Defaulting Lender or a Non-Consenting Lender or if any other circumstance exists hereunder that gives the Borrower the right to replace a Lender as a party hereto, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: (i) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 11.06(b); (ii) such Lender shall have received payment of an amount equal to 100% of the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with Applicable Laws; and (v) in the case of an assignment resulting from a Lender becoming a Non- Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. (b) A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. (c) Each party hereto agrees that (i) an assignment required pursuant to this Section 11.13 may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee and (ii) the Lender required to make such assignment need

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 159 not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided, that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided further that any such documents shall be without recourse to or warranty by the parties thereto. (d) Notwithstanding anything in this Section 11.13 to the contrary, (A) any Lender that acts as an L/C Issuer may not be replaced hereunder at any time it has any Letter of Credit outstanding hereunder unless arrangements satisfactory to such Lender (including the furnishing of a backstop standby letter of credit in form and substance, and issued by an issuer, reasonably satisfactory to such L/C Issuer or the depositing of Cash Collateral into a Cash Collateral account in amounts and pursuant to arrangements reasonably satisfactory to such L/C Issuer) have been made with respect to such outstanding Letter of Credit and (B) the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 9.06. 11.14 Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) SUBMISSION TO JURISDICTION. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY OTHER PARTY, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 160 AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE ADMINISTRATIVE AGENT, SUCH LENDER OR SUCH L/C ISSUER. (c) WAIVER OF VENUE. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN CLAUSE (b) OF THIS SECTION 11.14. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. 11.15 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.15. 11.16 Subordination. To the extent required by the terms of this Section 11.16, each Loan Party (a “Subordinating Loan Party”) hereby subordinates the payment of all obligations and indebtedness of any other Loan Party owing to it, whether now existing or hereafter arising, including but not limited to any obligation of any such other Loan Party to the Subordinating Loan Party as subrogee of the Secured Parties or resulting from such Subordinating Loan Party’s performance under this Guaranty, to the indefeasible payment in full in cash of all Obligations. After the occurrence of any Event of Default and during the continuation thereof, if the Administrative Agent acting at the direction of the Required Lenders so requests or otherwise if required in accordance with the express terms of any subordination agreement benefitting the Obligations applicable thereto, any such obligation or indebtedness of any such other Loan Party to the Subordinating Loan Party shall be enforced and performance received by the Subordinating Loan Party as trustee for the Secured Parties and the proceeds thereof shall be paid over to the Secured Parties on account of the Secured Obligations for application in accordance with Section 8.03, but without reducing

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 161 or affecting in any manner the liability of the Subordinating Loan Party under this Agreement. Notwithstanding the foregoing, so long as no Default has occurred and is continuing, the Loan Parties may make and receive payments with respect to obligations and indebtedness of any other Loan Party ; provided, that in the event that any Loan Party receives any payment of any obligations and indebtedness of any other Loan Party at a time when such payment is prohibited by this Section 11.16, such payment shall be held by such Loan Party, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to the Administrative Agent. 11.17 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower and each other Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a) (i) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arranger and the Lenders and their respective Affiliates are arm’s-length commercial transactions between the Borrower, each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent, the Arranger and the Lenders and their respective Affiliates, on the other hand, (ii) each of the Borrower and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) the Borrower and each other Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b) (i) the Administrative Agent, the Arranger and each Lender and each of their respective Affiliates each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary, for the Borrower, any other Loan Party or any of their respective Affiliates, or any other Person and (ii) neither the Administrative Agent, the Arranger, nor any Lender nor any of their respective Affiliates has any obligation to the Borrower, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Administrative Agent, the Arranger and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, the other Loan Parties and their respective Affiliates, and neither the Administrative Agent, the Arranger, nor any Lender nor any of their respective Affiliates has any obligation to disclose any of such interests to the Borrower, any other Loan Party or any of their respective Affiliates. To the fullest extent permitted by law, each of the Borrower and each other Loan Party hereby waives and releases any claims that it may have against the Administrative Agent, the Arranger, the Lenders and their respective Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transactions contemplated hereby. 11.18 Electronic Execution; Electronic Records; Counterparts. This Agreement, any Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties and each of the Administrative Agent, the L/C Issuer, the Swingline Lender, and each Lender (collectively, each a “Credit Party”) agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 162 use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Credit Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, neither the Administrative Agent, L/C Issuer nor Swingline Lender is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent, L/C Issuer and/or Swingline Lender has agreed to accept such Electronic Signature, the Administrative Agent and each of the Credit Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Credit Party without further verification and (b) upon the request of the Administrative Agent or any Credit Party, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. None of the Administrative Agent, any L/C Issuer nor the Swingline Lender shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s, such L/C Issuer’s or the Swingline Lender’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Administrative Agent, each L/C Issuer and the Swingline Lender shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any Communication (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution or signed using an Electronic Signature) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). Each of the Loan Parties and each Credit Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document based solely on the lack of paper original copies of this Agreement, such other Loan Document, and (ii) waives any claim against the Administrative Agent, each Credit Party and each Related Party for any liabilities arising solely from the Administrative Agent’s and/or any Credit Party’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. Each of the parties hereto represents and warrants to the other parties that it has the corporate capacity and authority to execute this Agreement and any other Communication through electronic means and there are no restrictions on doing so in that party’s constitutive documents. 11.19 USA Patriot Act Notice. Each Lender that is subject to the Patriot Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower and the other Loan Parties that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107–56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Borrower and

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 163 each other Loan Party, which information includes the name and address of the Borrower and each other Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower and each other Loan Party in accordance with the Patriot Act. The Borrower and each other Loan Party shall, promptly following a request by the Administrative Agent or any Lender, provide all such other documentation and information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti- money laundering rules and regulations, including the Patriot Act. 11.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Solely to the extent any Lender or L/C Issuer that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or L/C Issuer that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an Affected Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or L/C Issuer that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. 11.21 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 164 Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. [SIGNATURE PAGES INTENTIONALLY OMITTED]

CREDIT AGREEMENT SCHEDULES UPDATED AS OF AMENDMENT NO. 3 EFFECTIVE DATE

Confidential Treatment Requested: Information for which confidential treatment has been requested is omitted and is noted with asterisks. An unredacted version of this document has been filed separately with the Securities and Exchange Commission. [**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. AS OF AMENDMENT NO. 3 [**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. Schedule 1.01(c) Schedule 1.01(c) Competitors 1. [**] 28. [**] 56. [**] 2. [**] 29. [**] 3. [**] 57. [**] 4. [**] 30. [**] 58. [**] 5. [**] 31. [**] 59. [**] 32. [**] 60. [**] 6. [**] 33. [**] 61. [**] 7. [**] 34. [**] 62. [**] 8. [**] 35. [**] 63. [**] 9. [**] 64. [**] 10. [**] 36. [**] 11. [**] 37. [**] 65. [**] 12. [**] 38. [**] 66. [**] 13. [**] 39. [**] 67. [**] 68. [**] 40. [**] 14. [**] 41. [**] 69. [**] 42. [**] 70. [**] 43. [**] 71. [**] 72. [**] 15. [**] 44. [**] 73. [**] 16. [**] 45. [**] 74. [**] 17. [**] 46. [**] 18. [**] 47. [**] 75. [**] 19. [**] 48. [**] 76. [**] 20. [**] 49. [**] 77. [**] 21. [**] 50. [**] 78. [**] 22. [**] 51. [**] 79. [**] 23. [**] 52. [**] 80. [**] 24. [**] 53. [**] 81. [**] 25. [**] 54. [**] 26. [**] 55. [**] 27. [**]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. Schedule 5.09 Schedule 5.09 Environmental Matters None.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. Schedule 5.12 Schedule 5.12 Pension Plans None.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. Schedule 5.19(a) Schedule 5.19(a) Subsidiaries, Joint Ventures, Partnerships and Other Equity Investments Part I – Restricted Subsidiaries Restricted Subsidiaries State or Jurisdiction of Incorporation 1. Willis Aeronautical Services, Inc. Delaware: corporation 2. Coconut Creek Aviation Assets LLC Delaware; limited liability company 3. Willis Lease Marine LLC Cayman Islands; limited liability company 4. Willis Aviation Services Limited England and Wales; private company limited by shares 5. Willis Engine Repair Centre (UK) Limited1 England and Wales; private company limited by shares 6. Willis Lease (Ireland) Limited Rep. of Ireland; private company limited by shares 7. WLFC (Ireland) Limited Rep. of Ireland; private company limited by shares 8. Willis Lease Finance India IFSC Private Limited India; private company limited by shares 9. Willis Lease France France; Société par actions simplifiées (SAS) 10. WEST Engine Funding LLC Delaware; limited liability company 11. Willis Engine Repair Center, LLC Delaware; limited liability company 1 Formerly known as Willis Asset Management Limited

Part II – Excluded Subsidiaries

	Excluded Subsidiaries	**State or Jurisdiction of Incorporation**
1.	Facility Engine Acquisition LLC	Delaware; limited liability company
2.	WEST Engine Acquisition LLC	Delaware; limited liability company
3.	WLFC Funding (Ireland) Limited	Rep. of Ireland; private company limited by shares
4.	Willis Lease Finance (Ireland) Limited	Rep. of Ireland; private company limited by shares
5.	Willis Lease Singapore Pte. Ltd.	Rep. of Singapore; private company limited by shares
6.	Willis Engine Structured Trust III	Delaware; business trust
7.	WEST III France	France; Société á responsabilité limitée
8.	WEST III Engines (Ireland) Limited	Rep. of Ireland; private company limited by shares
9.	Willis Engine Structured Trust IV	Delaware; business trust
10.	WEST IV France	France; Société á responsabilité limitée
11.	WEST IV Engines (Ireland) Limited	Rep. of Ireland; private company limited by shares
12.	Willis Engine Structured Trust V	Delaware; business trust
13.	WEST V Engines (Ireland) Limited	Rep. of Ireland; private company limited by shares
14.	WEST V France	France; Société á responsabilité limitée
15.	Willis Engine Structured Trust VI	Delaware; business trust
16.	WEST VI Assets Corporation	Delaware; corporation
17.	WEST VI Engines (Ireland) Limited	Rep. of Ireland; private company limited by shares
18.	Willis Engine Structured Trust VII	Delaware; business trust
19.	Willis Engine Structured Trust VIII	Delaware; business trust
20.	Willis Engine Structured Trust IX	Delaware; business trust
21.	Willis Sustainable Fuels (UK) Limited	England and Wales; private company limited by shares

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Schedule 5.19(a)

	Excluded Subsidiaries	State or Jurisdiction of Incorporation
22.	Willis Aviation Finance LLC	Delaware; limited liability company
23.	Willis Warehouse Facility LLC	Delaware; limited liability company
24.	Willis Asset Finance Management LLC	Delaware; limited liability company
25.	Willis Asset Finance Fund I UGP LLC	Delaware; limited liability company
26.	Willis Asset Finance Fund I GP LP	Delaware; limited partnership
27.	Willis Asset Finance Fund I LP	Delaware; limited partnership
28.	Willis Aviation Lending Warehouse Parent I LLC	Delaware; limited liability company
29.	Willis Aviation Lending Warehouse I LLC	Delaware; limited liability company
30.	Willis Asset Leasing Fund I UGP LLC	Delaware; limited liability company
31.	Willis Asset Leasing Fund I GP LP	Delaware; limited partnership
32.	Willis Asset Leasing Fund I LP	Delaware; limited partnership
33.	Willis Asset International Master Fund I LP	Cayman Islands; exempted limited partnership
34.	Willis Asset US Master Fund I LP	Delaware; limited partnership
35.	Willis Asset Leasing Offshore Fund I LP	Cayman Islands; exempted limited partnership
36.	Willis Asset Holdings I LP	Cayman Islands; exempted limited partnership
37.	Willis Asset Holdings I LLC	Delaware; limited liability company
38.	WILLIS ASSET US BORROWER LLC	Delaware; limited liability company
39.	Willis Asset International Borrower Ltd.	Cayman Islands; exempted company with limited liability
40.	Willis Aviation Capital LLC	Delaware; limited liability company

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Schedule 5.19(a)

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. Schedule 5.19(a) Part III – Joint Ventures, Partnerships and Other Equity Investments Joint Ventures, Partnerships and Other Equity Investments State or Jurisdiction of Incorporation Carbonshift LLC Delaware Willis Mitsui & Co Engine Support Limited Rep. of Ireland CASC Willis Lease Finance Company Limited China Willis Global Engine Testing LLC Delaware

Schedule 5.19(b)

Loan Parties

Legal Name	Former Names	Jurisdiction	Type of Organization	Address of Chief Executive Office	Address of Principal Place of Business	US Federal Taxpayer Identification Number	Organization Identification Number
Willis Lease Finance Corporation	N/A	Delaware	Corporation	4700 Lyons Technology Parkway, Coconut Creek, Florida 33073, USA	4700 Lyons Technology Parkway, Coconut Creek, Florida 33073, USA	68-0070656	20197003089
Willis Aeronautical Services, Inc.	N/A	Delaware	Corporation	4700 Lyons Technology Parkway, Coconut Creek, Florida 33073, USA	4700 Lyons Technology Parkway, Coconut Creek, Florida 33073, USA	37-1743227	131229187
Coconut Creek Aviation Assets LLC	N/A	Delaware	Limited Liability Company	4700 Lyons Technology Parkway, Coconut Creek, Florida 33073, USA	4700 Lyons Technology Parkway, Coconut Creek, Florida 33073, USA	82-3649075	20177250526
Willis Lease Marine LLC	N/A	Cayman Islands	Limited Liability Company	4700 Lyons Technology Parkway, Coconut Creek, Florida 33073, USA	4700 Lyons Technology Parkway, Coconut Creek, Florida 33073, USA	N/A	HA-2044
Willis Engine Repair Centre (UK) Limited[2]	N/A	England and Wales	Private Company Limited by Shares	Aviation House, Brocastle Avenue, Waterton Industrial Estate, Bridgend, CF313XR Wales, UK	Aviation House, Brocastle Avenue, Waterton Industrial Estate, Bridgend, CF313XR Wales, UK	N/A	10438325

[2] Formerly known as Willis Asset Management Limited

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Schedule 5.19(b)

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. Schedule 5.19(b) Legal Name Former Names Jurisdiction Type of Organization Address of Chief Executive Office Address of Principal Place of Business US Federal Taxpayer Identification Number Organization Identification Number Willis Aviation Services Limited N/A England and Wales Private Company Limited by Shares Teesside International Airport, Hangar 2, Darlington, Tees Valley, DL2 1NJ, UK Teesside International Airport, Hangar 2, Darlington, Tees Valley, DL2 1NJ, UK N/A 14002276

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. Schedule 5.20(b) Schedule 5.20(b) Pledged Equity Owner of Equity Interests Company Entity State or Jurisdiction of Incorporation Number of Shares of Each Class of Equity Interest Pledged Percentage of Equity Interests Pledged Class of Equity Interests (i.e., voting, non-voting, preferred, etc.) Certificate Number Willis Lease Finance Corporation Willis Aeronautical Services, Inc. Delaware: corporation 1000 100% Common Shares No. 2 Willis Lease Finance Corporation Coconut Creek Aviation Assets LLC Delaware; limited liability company N/A 100% Membership Interest N/A Willis Lease Finance Corporation Willis Lease Marine LLC Cayman Islands; limited liability company N/A 65% Membership Interest N/A Willis Lease Finance Corporation Willis Engine Repair Centre (UK) Limited (f/k/a Willis Asset Management Limited) England and Wales; private company limited by shares 1 1% Ordinary Shares No. 5 Willis Lease Finance Corporation Willis Engine Repair Centre (UK) Limited (f/k/a Willis Asset Management Limited) England and Wales; private company limited by shares 64 64% Ordinary Shares No. 3 Willis Lease Finance Corporation Willis Aviation Services Limited England and Wales; private company limited by shares 1 1% Ordinary Shares No. 2 Willis Lease Finance Corporation Willis Aviation Services Limited England and Wales; private company limited by shares 64 64% Ordinary Shares No. 3

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. Schedule 5.20(c) Schedule 5.20(c) Specified Real Properties Loan Party Address Coconut Creek Aviation Assets LLC 4700 Lyons Technology Parkway Coconut Creek, Broward County, FL 33073 Willis Engine Repair Centre (UK) Limited (f/k/a Willis Asset Management Limited) Aviation House, Brocastle Avenue Waterton Industrial Estate Bridgend, Wales, United Kingdom CF31 3XR

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. Schedule 5.27 Schedule 5.27 Depreciation Policies Based on specific aspects of the equipment, the Borrower generally depreciates engines on a straight-line basis over a 15-year period from the acquisition date to a 55% residual value. This methodology is believed to accurately reflect the Borrower’s typical holding period for the engine assets and, that the residual value assumption reasonably approximates the selling price of the assets 15 years from date of acquisition. The typical 15 year holding period is the estimated useful life of the Borrower’s engines based on its business model and plans and represents how long the Borrower anticipates holding a newly acquired engine. The technical useful life of a new engine can be in excess of 25 years. The Borrower reviews the useful life and residual values of all engines periodically as demand changes to accurately depreciate the cost of equipment over the useful life of the engines. The aircraft and airframes owned by the Borrower are depreciated on a straight-line basis over an estimated useful life of 13 to 20 years to a 15% to 17% residual value. The marine vessel owned by Willis Lease Marine LLC is depreciated on a straight-line basis over an estimated useful life of 18 years to a 15% residual value. The other leased parts and related equipment owned by the Borrower are depreciated on a straight-line basis over an estimated useful life of 14 to 15 years to a 25% residual value. The useful life of older generation engines and aircraft may be significantly less based upon the technical status of the engine, as well as supply and demand factors. For these older generation engines and aircraft, the remaining useful life and the remaining expected holding period are typically the same. For older generation engines or aircraft that are unlikely to be repaired at the end of the current expected useful lives, the Company depreciates the engines or aircraft over their estimated lives to a residual value based on an estimate of the wholesale value of the parts after disassembly. The Borrower reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Long-lived assets to be disposed are reported at the lower of carrying amount or fair value less cost to sell. Impairment is identified by review of appraisals or by comparison of undiscounted forecasted cash flows, including estimated sales proceeds, over the life of the asset with the assets’ book value. If the forecasted undiscounted cash flows are less than the book value, the asset is written down to its fair value. Fair value is determined per individual asset by reference to independent appraisals, quoted market prices (e.g., an offer to purchase) and other factors considered relevant by the Borrower. The Borrower conducts a formal annual review of the carrying value of long- lived assets and also evaluates assets during the year if a triggering event is identified indicating impairment is possible. Major overhauls paid for by the Borrower (including planned replacement of life limited parts, planned performance restorations, and qualifying unplanned maintenance events), which improve functionality or extend the original useful life, are capitalized and depreciated over the shorter of the estimated period to the next overhaul (“deferral method”) or the remaining useful life of the equipment. The Borrower does not accrue for planned major maintenance. For equipment which

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. Schedule 5.27 is unlikely to be repaired at the end of its current expected life, and is likely to be disassembled upon lease termination, the Borrower depreciates the equipment over its estimated life to a residual value based on an estimate of the wholesale value of the parts after disassembly. If useful lives or residual values are lower than those estimated by the Borrower, upon sale of the equipment, a loss may be realized.

Schedule 5.29

Eligible Engines and Equipment

No.	MSN/ESN	Equipment Type	Owner	Leased as of Closing Date (Yes/No)	Lessee
1.	424641	CF34-10E6	Bank of Utah	No	Off Lease
2.	424642	CF34-10E6	Bank of Utah	Yes	Azul Linhas Aereas Brasileiras, S.A.
3.	567187	CFM56-5C4	Bank of Utah	Yes	Hi Fly Ltd.
4.	567189	CFM56-5C4	Bank of Utah	No	Off Lease
5.	567193	CFM56-5C4	Bank of Utah	Yes	Hi Fly Ltd.
6.	573260	CFM56-5B4/3	Bank of Utah	Yes	Air India
7.	575160	CFM56-5B4/P	Bank of Utah	Yes	Air India
8.	575162	CFM56-5B4/P	Bank of Utah	Yes	Air India
9.	575195	CFM56-5B4/P	Bank of Utah	No	Off Lease
10.	575247	CFM56-5B4/P	Bank of Utah	Yes	Air India
11.	577565	CFM56-5B6/P	Bank of Utah	Yes	Air India
12.	643131	CFM56-5B4/3	Bank of Utah	Yes	Air India
13.	643361	CFM56-5B4/3	Bank of Utah	Yes	Air India
14.	657441	CFM56-7B24E	Bank of Utah	Yes	Swiftair S.A.
15.	697262	CFM56-5B6/P	Bank of Utah	Yes	Air India
16.	697372	CFM56-5B4/P	Bank of Utah	Yes	Air India
17.	697794	CFM56-5B3/3	Bank of Utah	Yes	Air India
18.	729740	CFM56-5B6/3	Bank of Utah	Yes	Air India
19.	737099	PW1524G	Bank of Utah	Yes	Delta Air Lines, Inc
20.	737103	PW1524G	Bank of Utah	Yes	Delta Air Lines, Inc
21.	737123	PW1524G	Bank of Utah	Yes	Delta Air Lines, Inc

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Schedule 5.29

No.	MSN/ESN	Equipment Type	Owner	Leased as of Closing Date (Yes/No)	Lessee
22.	737145	PW1524G	Bank of Utah	Yes	Delta Air Lines, Inc
23.	737210	PW1524G	Bank of Utah	Yes	Delta Air Lines, Inc
24.	737216	PW1524G	Bank of Utah	Yes	Delta Air Lines, Inc
25.	770242	PW1127GA-JM	Bank of Utah	Yes	International Aero Engines, LLC
26.	770282	PW1127GA-JM	Bank of Utah	Yes	International Aero Engines, LLC
27.	771289	PW1133GA-JM	Bank of Utah	Yes	Delta Air Lines, Inc
28.	771292	PW1133GA-JM	Bank of Utah	Yes	Delta Air Lines, Inc
29.	779666	CFM56-5B4/P	Bank of Utah	Yes	Air India
30.	801640	PW1133G-JM	Bank of Utah	Yes	Delta Air Lines, Inc
31.	865544	CFM56-7B24E	Bank of Utah	Yes	All Nippon Airways Trading Co. Ltd.
32.	875837	CFM56-7B26	Bank of Utah	Yes	Power Aviation S.A.S
33.	876709	CFM56-7B24/3	Bank of Utah	No	Off Lease
34.	876735	CFM56-7B26/3	Bank of Utah	No	Off Lease
35.	889975	CFM56-7B26	Bank of Utah	Yes	Nauru Leasing Corporation
36.	896962	CFM56-7B26/3	Bank of Utah	No	Off Lease
37.	960221	CFM56-7B26E	Bank of Utah	Yes	Air India Express
38.	994888	CF34-10E7	Bank of Utah	No	Off Lease
39.	3215 [697244, 697389]	A320-214 [CFM56-5B4/P]	Bank of Utah	No	Off Lease
40.	3221 [697390, 697391]	A320-214 [CFM56-5B4/P]	Bank of Utah	No	Off Lease
41.	59D777	LEAP-1A26	Bank of Utah	Yes	Sky Express S.A.
42.	59D985	LEAP-1A26	Bank of Utah	No	Off Lease

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Schedule 5.29

No.	MSN/ESN	Equipment Type	Owner	Leased as of Closing Date (Yes/No)	Lessee
43.	60D276	LEAP-1B27	Bank of Utah	No	Off Lease
44.	60D307	LEAP-1B27	Bank of Utah	No	Off Lease
45.	6720 [770175, 770177]	A320-271N [PW1127G-JM]	Bank of Utah	Yes	Interglobe Aviation Limited
46.	890962 [OT 28262]	CFM56-7B22	Bank of Utah	No	Off Lease
47.	V10400	V2533-A5	Bank of Utah	No	Off Lease
48.	V10432	V2533-A5	Bank of Utah	Yes	Heston Airlines
49.	V10533	V2533-A5	Bank of Utah	No	Off Lease
50.	V11120 [and MSN 3624]	V2530-A5 [A320-233]	Bank of Utah	Yes	Vueling Airlines, S.A
51.	V11628	V2527-A5	Bank of Utah	Yes	SriLankan Airlines Limited
52.	V11850 [MSN 1896]	V2527-A5	Bank of Utah	No	Off Lease
53.	V15346	V2527M-A5	Bank of Utah	No	Off Lease
54.	V15369	V2527M-A5	Bank of Utah	Yes	Vietnam Airlines
55.	V18977	V2533-A5	Bank of Utah	Yes	Vietnam Airlines
56.	801475	PW1133G-JM	Bank of Utah	Yes	International Aero Engines, LLC
57.	424667	CF34-10E7	US Bank N.A.	No	Off Lease
58.	888763	CFM56-7B24	US Bank N.A.	Yes	Air India Express
59.	424142	CF34-10E6	WASI	No	Off Lease
60.	567122	CFM56-5C4	WASI	No	Off Lease
61.	567123	CFM56-5C4	WASI	No	Off Lease
62.	567124	CFM56-5C4	WASI	No	Off Lease

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Schedule 5.29

No.	MSN/ESN	Equipment Type	Owner	Leased as of Closing Date (Yes/No)	Lessee
63.	567133	CFM56-5C4	WASI	No	Off Lease
64.	567136	CFM56-5C4	WASI	No	Off Lease
65.	567142	CFM56-5C4	WASI	No	Off Lease
66.	567157	CFM56-5C4	WASI	No	Off Lease
67.	567179	CFM56-5C4	WASI	No	Off Lease
68.	567191	CFM56-5C4	WASI	No	Off Lease
69.	697491	CFM56-5B4/3	WASI	No	Off Lease
70.	706194	CF6-80C2B7F	WASI	No	Off Lease
71.	727393	PW4060-3	WASI	No	Off Lease
72.	733319	PW4168	WASI	No	Off Lease
73.	733348	PW4168A	WASI	No	Off Lease
74.	733490	PW4168	WASI	No	Off Lease
75.	733496	PW4168	WASI	No	Off Lease
76.	733587	PW4168A	WASI	No	Off Lease
77.	741568	CFM56-5C4	WASI	No	Off Lease
78.	779228	CFM56-5B6/2P	WASI	No	Off Lease
79.	779282	CFM56-5B6/2P	WASI	No	Off Lease
80.	779462	CFM56-5B4/2P	WASI	No	Off Lease
81.	779875	CFM56-5B4/P	WASI	No	Off Lease
82.	872016	CF34-3B1	WASI	No	Off Lease
83.	872108	CF34-3B1	WASI	No	Off Lease
84.	872815	CF34-3B1	WASI	No	Off Lease
85.	874442	CFM56-7B20/3	WASI	No	Off Lease
86.	874603	CFM56-7B26	WASI	No	Off Lease

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Schedule 5.29

No.	MSN/ESN	Equipment Type	Owner	Leased as of Closing Date (Yes/No)	Lessee
87.	874701	CFM56-7B26	WASI	No	Off Lease
88.	876489	CFM56-7B26	WASI	No	Off Lease
89.	876519	CFM56-7B26	WASI	No	Off Lease
90.	876602	CFM56-7B26	WASI	No	Off Lease
91.	876611	CFM56-7B26	WASI	No	Off Lease
92.	876686	CFM56-7B26	WASI	No	Off Lease
93.	877318	CFM56-7B26	WASI	No	Off Lease
94.	888337	CFM56-7B26	WASI	No	Off Lease
95.	888503	CFM56-7B26	WASI	No	Off Lease
96.	888565	CFM56-7B26	WASI	No	Off Lease
97.	889302	CFM56-7B26	WASI	No	Off Lease
98.	889500	CFM56-7B26	WASI	No	Off Lease
99.	889623	CFM56-7B26	WASI	No	Off Lease
100.	994893	CF34-10E6	WASI	No	Off Lease
101.	V10309	V2530-A5	WASI	No	Off Lease
102.	V10619	V2527-A5	WASI	No	Off Lease
103.	V11713	V2524-A5	WASI	No	Off Lease
104.	V11774	V2527-A5	WASI	No	Off Lease
105.	V12373	V2527-A5	WASI	No	Off Lease
106.	V13051	V2527E-A5	WASI	No	Off Lease
107.	V13053	V2527E-A5	WASI	No	Off Lease
108.	811568	CF6-80E1A4B	WFTC, NA	Yes	Group Engine Management GMBH
109.	865429	CFM56-7B24E	WFTC, NA	Yes	MAB Leasing Limited
110.	877198	CFM56-7B26	WFTC, NA	Yes	Power Aviation S.A.S

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Schedule 5.29

No.	MSN/ESN	Equipment Type	Owner	Leased as of Closing Date (Yes/No)	Lessee
111.	V18874	V2527-A5	WFTC, NA	Yes	Vietnam Airlines
112.	127051	PW127M	WLFC	No	Off Lease
113.	127132	PW127M	WLFC	Yes	Cretan Aviation Operations Aviation and Commercial Societe Anonyme (T/A Sky Express S.A.)
114.	129006	PW127F	WLFC	Yes	Windward Islands Airways International (Winair) N.V.
115.	569863	CFM56-5B9/3	WLFC	No	Off Lease
116.	573520	CFM56-5B3/3	WLFC	No	Off Lease
117.	697264	CFM56-5B6/P	WLFC	Yes	Air India
118.	697580	CFM56-5B6/3	WLFC	Yes	Air India
119.	697741	CFM56-5B3/3	WLFC	No	Off Lease
120.	697831	CFM56-5B6/3	WLFC	Yes	Air India Limited
121.	697834	CFM56-5B3/3	WLFC	Yes	Air India
122.	697836	CFM56-5B3/3	WLFC	No	Off Lease
123.	699626	CFM56-5B6/3	WLFC	Yes	Air India
124.	699788	CFM56-5B4/3	WLFC	No	Off Lease
125.	779129	CFM56-5B3/P	WLFC	No	Off Lease
126.	779885	CFM56-5B4/P	WLFC	Yes	Air India
127.	802123	CFM56-7B22/3	WLFC	Yes	Air India Express
128.	802182	CFM56-7B27/3	WLFC	No	Off Lease
129.	802355	CFM56-7B22/3	WLFC	Yes	Air India Express
130.	802562	CFM56-7B27/3	WLFC	No	Off Lease
131.	802727	CFM56-7B27/3	WLFC	No	Off Lease
132.	804955	CFM56-7B22/3	WLFC	Yes	Air India Express

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Schedule 5.29

No.	MSN/ESN	Equipment Type	Owner	Leased as of Closing Date (Yes/No)	Lessee
133.	804960	CFM56-7B22/3	WLFC	Yes	Air India Express
134.	894305	CFM56-7B27	WLFC	No	Off Lease
135.	894358	CFM56-7B27	WLFC	No	Off Lease
136.	894359	CFM56-7B27	WLFC	No	Off Lease
137.	894378	CFM56-7B27	WLFC	No	Off Lease
138.	894379	CFM56-7B27	WLFC	Yes	Air India Express
139.	894392	CFM56-7B27	WLFC	No	Off Lease
140.	894401	CFM56-7B27	WLFC	No	Off Lease
141.	894445	CFM56-7B27	WLFC	Yes	Air India Express
142.	894620	CFM56-7B27/3	WLFC	No	Off Lease
143.	894621	CFM56-7B27/3	WLFC	Yes	Air India Express
144.	894732	CFM56-7B27/3	WLFC	Yes	Air India Express
145.	894747	CFM56-7B27/3	WLFC	Yes	Air India Express
146.	894900	CFM56-7B27/3	WLFC	Yes	Air India Express
147.	894903	CFM56-7B27/3	WLFC	No	Off Lease
148.	896498	CFM56-7B27/3	WLFC	Yes	Air India Express
149.	896633	CFM56-7B27/3	WLFC	No	Off Lease
150.	896634	CFM56-7B27/3	WLFC	Yes	Air India Express
151.	896917	CFM56-7B27/3	WLFC	No	Off Lease
152.	896967	CFM56-7B27/3	WLFC	No	Off Lease
153.	4194 (FA0439, FA0444)	Dash-8-400 (PW150A)	WLFC	Yes	Porter Aircraft Leasing Corp
154.	4225 (FA0502, FA0503)	Dash-8-400 (PW150A)	WLFC	Yes	Porter Aircraft Leasing Corp
155.	4270 (FA0603, FA0605)	Dash-8-400 (PW150A)	WLFC	Yes	Porter Aircraft Leasing Corp

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Schedule 5.29

No.	MSN/ESN	Equipment Type	Owner	Leased as of Closing Date (Yes/No)	Lessee
156.	4306 (FA0677, FA0678)	Dash-8-400 (PW150A)	WLFC	Yes	Porter Aircraft Leasing Corp
157.	4308 (FA0679, FA0682)	Dash-8-400 (PW150A)	WLFC	Yes	Porter Aircraft Leasing Corp
158.	4391 (FA0862, FA0858)	Dash-8-400 (PW150A)	WLFC	Yes	Porter Aircraft Leasing Corp
159.	699 [AV0001, EB0219]	ATR 72-500 [PW127F]	WLFC	Yes	InterCaribbean Airways, Limited
160.	767 [EB0313]	ATR 72-500 [PW127F]	WLFC	Yes	Jump Air, UAB
161.	919 [AV0009, ED0743]	ATR 72-500 [PW127F]	WLFC	Yes	Transportes Aéreos Guatemaltecos, S.A.
162.	AM0115	PW127M	WLFC	Yes	Pratt & Whitney Canada Leasing, Limited Partnership
163.	EB0208	PW127F	WLFC	Yes	Binter Technic
164.	ED0036	PW127M	WLFC	Yes	Vietnam Airlines
165.	ED0099	PW127M	WLFC	Yes	Braathens Regional Airways AB
166.	ED0100	PW127M	WLFC	Yes	Braathens Regional Airways AB
167.	ED0227	PW127M	WLFC	Yes	Azul Linhas Aereas Brasileiras, S.A.
168.	ED0291	PW127M	WLFC	No	Off Lease
169.	ED0311	PW127M	WLFC	Yes	Pratt & Whitney Canada Leasing, Limited Partnership
170.	ED0321	PW127M	WLFC	Yes	Vietnam Airlines
171.	ED0326	PW127M	WLFC	Yes	Pratt & Whitney Canada Leasing, Limited Partnership
172.	ED0659	PW127M	WLFC	Yes	Bahamasair

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Schedule 5.29

No.	MSN/ESN	Equipment Type	Owner	Leased as of Closing Date (Yes/No)	Lessee
173.	ED0949	PW127F	WLFC	No	Off Lease
174.	ED1336	PW127M	WLFC	Yes	Sky Express S.A.
175.	ED1350	PW127M	WLFC	Yes	Azul Linhas Aereas Brasileiras, S.A.
176.	ED1413	PW127M	WLFC	Yes	Azul Linhas Aereas Brasileiras, S.A.
177.	ED1463	PW127M	WLFC	Yes	Azul Linhas Aereas Brasileiras, S.A.
178.	ED1503	PW127M	WLFC	Yes	Azul Linhas Aereas Brasileiras, S.A.
179.	ED1571	PW127M	WLFC	Yes	Pratt & Whitney Canada Leasing, Limited Partnership
180.	ED1678	PW127M	WLFC	Yes	Interglobe Aviation Limited
181.	ED1692	PW127M	WLFC	Yes	Interglobe Aviation Limited
182.	ED1720	PW127M	WLFC	Yes	Interglobe Aviation Limited
183.	ED1797	PW127M	WLFC	Yes	Interglobe Aviation Limited
184.	ED1843	PW127M	WLFC	Yes	Interglobe Aviation Limited
185.	ED1884	PW127M	WLFC	Yes	Interglobe Aviation Limited
186.	ED1979	PW127M	WLFC	Yes	Pratt & Whitney Canada Leasing, Limited Partnership
187.	ED2057	PW127M	WLFC	Yes	Pratt & Whitney Canada Leasing, Limited Partnership
188.	ED2058	PW127M	WLFC	Yes	Pratt & Whitney Canada Leasing, Limited Partnership

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Schedule 5.29

No.	MSN/ESN	Equipment Type	Owner	Leased as of Closing Date (Yes/No)	Lessee
189.	ED2059	PW127M	WLFC	Yes	Pratt & Whitney Canada Leasing, Limited Partnership
190.	ED2060	PW127M	WLFC	Yes	Pratt & Whitney Canada Leasing, Limited Partnership
191.	ED2108	PW127M	WLFC	Yes	Pratt & Whitney Canada Leasing, Limited Partnership
192.	ED2109	PW127M	WLFC	Yes	Pratt & Whitney Canada Leasing, Limited Partnership
193.	ED2128	PW127M	WLFC	Yes	Pratt & Whitney Canada Leasing, Limited Partnership
194.	FA0790	PW150A	WLFC	Yes	SATA Air Acores
195.	FA0791	PW150A	WLFC	Yes	Pratt & Whitney Canada Leasing, Limited Partnership
196.	FA1336	PW150A	WLFC	Yes	Pratt & Whitney Canada Leasing, Limited Partnership
197.	V12708	V2527M-A5	WLFC	No	Off Lease
198.	V12736	V2527M-A5	WLFC	No	Off Lease

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Schedule 5.29

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. Schedule 7.01 Schedule 7.01 Existing Liens Liens in favor of U.S. Bank National Association Acting through its Division U.S. Bank Equipment Finance on (1) one Bombardier Inc. Model BD-700-1A10 (Global Express) aircraft bearing MSN 9089 and (2) two Rolls Royce Deutschland Ltd & Co KG model BR 700-710A2-20 aircraft engines bearing MSNs 12291 and 12290. Liens disclosed on the Title Search Report dated October 24, 2024, by Old Republic National Title Insurance Company with respect to the Specified Real Property located in Coconut Creek, Florida. Liens disclosed in the official copy registers of title dated October 21, 2024, by the HM Land Registry with respect to the Specified Real Property located in Bridgend, Wales, UK.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. Schedule 7.02 Schedule 7.02 Existing Indebtedness and Guaranteed Indebtedness Creditor Original Principal Amount / Notional Amount Balance as of the Closing Date Description U.S. Bank National Association $18,095,000.00 $0.00 Promissory Note secured by one (1) Bombardier Model BD-700-1A10 (Global Express) aircraft bearing MSN 9089 and two (2) Rolls Royce Deutschland Ltd & Co KG Model BR700-710A2-20 aircraft engines bearing MSNs 12291 and 12290. Chishima Real Estate Co., Ltd. $17,840,000.00 $17,596,262.75 Indebtedness of the Borrower with respect to JOLCO with Chishima in respect of one (1) PW1133GA-JM aircraft engine bearing ESN 770625. JAVA Co., Ltd. $22,610,000.00 $21,462,265.83 Indebtedness of the Borrower with respect to JOLCO with JAVA in respect of one (1) PW1133GA-JM aircraft engine bearing ESN 771508. Chishima Real Estate Co., Ltd. $22,980,000.00 $20,454,406.63 Indebtedness of the Borrower with respect to JOLCO with Chishima in respect of one (1) LEAP 1B28G06 aircraft engine bearing ESN 60A755. Takara Co. $24,000,000.00 $23,476,745.60 Indebtedness of the Borrower with respect to JOLCO with Takara Co. in respect of one (1) PW1133GA-JM aircraft engine bearing ESN 801458. Omori Tansui Co., Ltd. $21,110,000.00 $20,722,594.16 Indebtedness of the Borrower with respect to JOLCO with Omori Tansui Co., Ltd in

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. Schedule 7.02 4928-6475-0485.v4 respect of one (1) PW1127G- JM aircraft engine bearing ESN 771747. Ohtake Zaimoku $19,770,000.00 $19,614,120.13 Indebtedness of the Borrower with respect to JOLCO with Ohtake Zaimoku in respect of one (1) LEAP 1A aircraft engine bearing ESN 59C869.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. Schedule 7.03 4928-6475-0485.v4 Schedule 7.03 Existing Investments 1) Investments in each entity listed on Part II and Part III of Schedule 5.19(a).

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. Schedule 1.01(a) Schedule 1.01(a) Certain Addresses For Notices Administrative Agent’s Office: (for payments, advances, rates, lender Requests): Bank of America, N.A. 900 W. Trade St Mail Code: NC1-026-6-04 Charlotte, NC 28255-001 Attention: Chevelle Cozart Telephone: (980) 388-7473 Electronic Mail: chevelle.cozart@bofa.com and ecredit_dedicated@bofa.com Wire Instructions: Bank of America, N.A., NY ABA#: [**] Account Name: [**] Account No.: [**] Ref: [**] Other Notices and Financial Reporting as Administrative Agent: (for financials, communications) Bank of America, N.A. Agency Management 540 W. Madison St Mail Code: IL4-540-22-29 Chicago, Illinois 60601 Attention: Rose Thomas Telephone: (312) 828-3417 Telecopier: (877) 206-8413 Electronic Mail: rose.thomas2@bofa.com With a copy to: Bank of America, N.A. Agency Management 540 W. Madison St Mail Code: IL4-540-22-29 Chicago, Illinois 60601 Attention: Gerund N. Diamond, as Agency Management Telephone: (312) 992-8588 Telecopier: (312) 453-3635

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. Schedule 1.01(a) 4928-6475-0485.v4 Electronic Mail: gerund.diamond@bofa.com Standby LC: Bank of America Trade Operations Mail Code: PA6-580-02-30 1 Fleet Way Scranton, PA 18507 Phone: (570) 496-9619 Fax: (800-755-8740 Email: tradeclientserviceteamus@bofa.com Swing Line Lender: (for Payments and Revolver for Credit Extension): Bank of America, N.A. 900 W. Trade St Mail Code: NC1-026-06-04 Charlotte, NC 28255-0001 Attention: Chevelle Cozart Telephone: (980) 388-7473 Electronic Mail: chevelle,cozart@bofa.com Wiring Instructions: Bank of America, N.A., NY ABA#: [**] Account Name: [**] Account No.: [**] Ref: [**] Borrower: Willis Lease Finance Corporation 4700 Lyons Technology Parkway Coconut Creek, FL 33073 U.S.A. Attn: Legal Department Telephone.: (561) 349-9989 Email: legalnotices@willislease.com

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. Schedule 1.01(b) Schedule 1.01(b) Revolving Commitments and Applicable Percentages Lender Total Revolving Commitments Percentage of Total Revolving Commitment Bank of America, N.A. $300,000,000.00 17.14% MUFG Bank, Ltd. $255,000,000.00 14.57% BNP Paribas $160,000,000.00 9.14% Credit Agricole Corporate and Investment Bank $160,000,000.00 9.14% PNC Bank, National Association $160,000,000.00 9.14% Wells Fargo Bank, N.A. $160,000,000.00 9.14% BMO Bank N.A. $90,000,000.00 5.14% Deutsche Bank AG, New York Branch $90,000,000.00 5.14% First-Citizens Bank & Trust Company $90,000,000.00 5.14% The Huntington National Bank $90,000,000.00 5.14% U.S. Bank National Association $90,000,000.00 5.14% City National Bank $75,000,000.00 4.29% BankUnited, N.A. $30,000,000.00 1.71% Total: $1,750,000,000.00 100%

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. Schedule 2.01 Schedule 2.01 Swingline Commitment Swingline Lender Swingline Commitment Bank of America, N.A. $75,000,000

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. Schedule 2.03 Schedule 2.03 Swingline Commitment L/C Issuer Letter of Credit Commitment Bank of America, N.A. $25,000,000

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 4909-8326-7220.v4 EXHIBIT B [See attached.]

EXHIBIT B TO AMENDMENT NO. 3 [**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 4933-9364-4953.v2 Exhibit N TO CREDIT AGREEMENT [FORM OF] BORROWING BASE CERTIFICATE AS OF [________] To: Bank of America, N.A., as Administrative Agent This Borrowing Base Certificate (“Certificate”) is delivered pursuant to that certain Credit Agreement dated as of October 31, 2024 (as amended from time to time, the “Credit Agreement”), among Willis Lease Finance Corporation, a Delaware corporation (“Borrower”), the lenders from time to time parties thereto (collectively, the “Lenders” and, individually, a “Lender”), Bank of America, N.A., as administrative agent (in such capacity, “Administrative Agent”), and Bank of America, N.A., as collateral agent (in such capacity, “Collateral Agent”). Terms defined in the Credit Agreement and not otherwise defined in this Certificate shall have the meanings defined for them in the Credit Agreement. Section references herein relate to the Credit Agreement unless stated otherwise. This Certificate covers the fiscal month ending [_______], 20[__] (the “Determination Date”), and is delivered to Administrative Agent pursuant to [Section 4.02(e)]1[Section 6.03(f)]2 of the Credit Agreement. The following calculations determine the Borrowing Base and the amount that is available in respect of Credit Extensions as of the Determination Date under the Facility described in the Credit Agreement and related Loan Documents. Attached hereto as Schedule A are such other calculations demonstrating that the Borrowing Base is in compliance with the concentration limitations set forth in subclause (ii) of clause (II) of the proviso in the definition of “Borrowing Base” in the Credit Agreement. [Attached hereto as Schedule B is a description of the Eligible Engines, Eligible Equipment, Eligible Leases and Eligible Specified Assets included in the Borrowing Base.]3 Such calculations are derived from the books and records of Borrower in accordance with the relevant definitions of financial terms set forth in the Credit Agreement: I. BORROWING BASE (a) Eligible Engines (not Off-Lease for more than 180 days) (i) Net Book Value of Eligible Engines that are not Off-Lease at such time and that have not been Off-Lease for more than 180 days $ (ii) times 85% x .85 Total Eligible Engines (not Off-Lease) [(i) x (ii)] $ (b) Eligible Engines (Off-Lease) 1 NTD: Use when Borrowing Base Certificate is submitted in connection with a Request for Credit Extension. 2 NTD: Use for monthly reporting. 3 NTD: Use for monthly reporting under 6.03(f).

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 2 4933-9364-4953.v2 (i) Net Book Value of all other Eligible Engines $ (ii) times 40% x .40 Total of Eligible Engines (Off-Lease) [(i) x (ii)] $ (c) Eligible Equipment (not Off-Lease for more than 180 days) (i) Net Book Value of Eligible Equipment that is not Off-Lease and that has not been Off-Lease for more than 180 days $ (ii) times 60% x .60 Total Eligible Equipment (not Off-Lease) [(i) x (ii)] $ (d) Eligible Equipment (Off-Lease) (i) Net Book Value of all other Eligible Equipment (other than Eligible Corporate Aircraft) $ (ii) times 30% x .30 Total Eligible Equipment (Off-Lease) [(i) x (ii)] $ (e) Eligible Saleable Assets (i) Net Book Value of Eligible Saleable Assets $ (ii) times 65% x .65 Total Eligible Saleable Assets [(i) x (ii)] $ (f) Eligible Corporate Aircraft (i) Net Book Value of Eligible Corporate Aircraft $ (ii) times 75% x .75 Total Eligible Corporate Aircraft [(i) x (ii)] $ (g) Eligible Loan Products

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 3 4933-9364-4953.v2 (i) Outstanding principal amount of all Eligible Loan Products in respect of which no Security Failure 4 has occurred as of the Determination Date $ (ii) times 85% x .85 Total Eligible Loan Products [(i) x (ii)] $ (h) Eligible PDP Loans (i) Outstanding principal amount of all Eligible PDP Loans5 (A) that do not exceed the PDP Advance Rate Limitation in respect thereof, (B) in respect of which no PDP Loan Revaluation Triggering Event6 has occurred on or prior to the Determination Date and (C) in respect of which no Security Failure has occurred as of the Determination Date $ (ii) plus with respect to any Eligible PDP Loan in respect of which a PDP Loan Revaluation Triggering Event has occurred, the value of the Eligible PDP Loan as reflected on the Borrower’s consolidated balance sheet for the most recently ended fiscal quarter (iii) times 50% x .50 Total Eligible PDP Loans [((i) + (ii)) x (ii)] $ (i) Eligible Generators (not off-lease for more than 180 days) (i) Net Book Value of Eligible Generators that are not off-lease at such time and that have not been off-lease for more than 180 days $ (ii) times 65% x .65 4 “Security Failure” shall mean the relevant Loan Party’s security interest in, perfection and/or priority over, any PDP Loan and related PDP Loan Documents or any Loan Product and related Loan Product Documents is non- existent or has lapsed as of the Determination Date. 5 With respect to any Eligible PDP Loan, if (i) any default (howsoever defined) under any of the PDP Loan Documents applicable to such Eligible PDP Loan shall have occurred that entitled the relevant Loan Party to exercise step-in rights, (ii) such Loan Party has failed to exercise such step-in rights on or prior to the last date on which such step-in rights can be exercised under such PDP Loan Documents and (iii) the failure by such Loan Party to exercise such step-in rights results in a complete write-off to $0 of such Eligible PDP Loan, as reflected on the consolidated balance sheet of the Borrower, then the outstanding principal amount of such Eligible PDP Loan shall be zero. 6 “PDP Loan Revaluation Triggering Event” shall mean the relevant Loan Party’s purchase price calculated in accordance with the applicable PDP Direct Agreement for the relevant Underlying Asset, as such purchase price is projected as of the currently scheduled delivery date and calculated based on the facts and circumstances as of the Determination Date, is greater than the projected market value of such Underlying Asset as reasonably determined by the Borrower as of the Determination Date.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 4 4933-9364-4953.v2 Total Eligible Generators (not off-lease) [(i) x (ii)] $ (j) Eligible Generators (off-lease) (i) Net Book Value of all other Eligible Generators $ (ii) times 32.5% x .325 Total of Eligible Generators (off-lease) [(i) x (ii)] $ (k) Other Eligible Specified Assets (i) Net Book Value of Eligible Specified Real Properties7 $ (ii) Net Book Value of Eligible Specified Vessel $ (iii) Total Net Book Value [(i) + (ii)] $ (iv) times 65% x .65 Total Eligible Specified Assets [(iii) x (iv)] $ (l) Appraisal Adjustment to Borrowing Base (i) Borrowing Base [Sum of Totals for (a), (b), (c), (d), (e), (f), (g), (h) (i), (j) & (k)] $ less: (ii) Appraisal adjustment (based on annual Appraisal (pursuant to definition of Borrowing Base (proviso, subsection I)), if applicable) $ BORROWING BASE (Adjusted for Appraisal) $ II. FACILITY AVAILABILITY The available amount under the Facility and the Borrowing Base as of the Determination Date is calculated as the lesser of the following (1) and (2): (1) Revolving Commitment of all Lenders ($1,750,000,000.00 subject to Section 2.16) $ 7 To the extent any of the Specified Real Properties is subject to a Lien described in prong (q) of the definition of “Permitted Lien”, so long as such Lien remains on the relevant Specified Real Property, the contribution to the Borrowing Base of such Specified Real Property shall be zero (0), provided that, to the extent such Lien is being contested in good faith by appropriate proceedings diligently conducted, the contribution to the Borrowing Base of such Specified Real Property shall be zero (0) upon such Specified Real Property being subject to such Lien for more than sixty (60) days.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 5 4933-9364-4953.v2 And (2) Borrowing Base (i) Borrowing Base (Adjusted for Appraisal in item I above) as of the Determination Date $ FACILITY AVAILABILITY [Equals lesser of (1) and (2)] $ III. AMOUNT AVAILABLE FOR CREDIT EXTENSIONS / BORROWING BASE DEFICIENCY (1) Facility Availability (from II above) $ Minus (2) Revolving Loans outstanding ($ ) Minus (3) Swingline Loans outstanding ($ ) Minus (4) L/C Obligations outstanding ($ ) AMOUNT AVAILABLE FOR BORROWING (OR, IF NEGATIVE, AMOUNT OF BORROWING BASE DEFICIENCY) [ (1) - (2) – (3) – (4)] $ [Signature on following page.]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 6 4933-9364-4953.v2 This Certificate is executed on [DATE], by the [TITLE OF OFFICER] of Borrower, an Authorized Signatory. The undersigned hereby further certifies that each and every matter contained herein is derived from the books and records of Borrower and is true and correct in all material respects. [NAME AND TITLE OF OFFICER] of WILLIS LEASE FINANCE CORPORATION, a Delaware corporation

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 7 4933-9364-4953.v2 Schedule A Concentration Limitations [see attached]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. 8 4933-9364-4953.v2 [Schedule B Eligible Engines, Eligible Equipment, Eligible Leases and Eligible Specified Assets [see attached]]8 8 NTD: Use for monthly reporting under 6.03(f).